1933 Act File No. 333-180225

1940 Act File No. 811-22678

As filed with the Securities and Exchange Commission on January 29, 2014

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 8	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
AMENDMENT NO. 9

(CHECK APPROPRIATE BOX OR BOXES)

SALIENT MF TRUST

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

4265 SAN FELIPE, SUITE 800

HOUSTON, TEXAS 77027

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

(713) 993-4001

JOHN A. BLAISDELL

SALIENT MF TRUST

4265 SAN FELIPE, SUITE 800

HOUSTON, TEXAS 77027

(NAME AND ADDRESS OF AGENT FOR SERVICE)

COPIES OF COMMUNICATIONS TO:

GEORGE J. ZORNADA

K&L GATES LLP

ONE LINCOLN STREET

BOSTON, MASSACHUSETTS 02111-2950

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	on January 29, 2014 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box: ☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SALIENT MF TRUST

CONTENTS OF REGISTRATION STATEMENT

This registration document is comprised of the following:

Cover Sheet

Contents of Registration Statement

Prospectus

Statement of Additional Information

Part C of Form N-1A

Signature Page

SALIENT FUNDS A,C, & I SHARES PROSPECTUS January 29, 2014

	Class A		Class C		Class I
Salient MLP Fund	[_____	]	[_____	]	[_____	]

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

TABLE OF CONTENTS

Fund summary	Fund details	Your account

The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance and investment management.	More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.	How to place an order to buy, sell or exchange shares, as well as information about the business policies and any distributions that may be paid.

3	SALIENT MLP FUND

12	INVESTMENT TECHNIQUES

12	PRINCIPAL INVESTMENT RISKS

18	WHO’S WHO

21	FINANCIAL HIGHLIGHTS

22	CHOOSING A SHARE CLASS

22	WHO CAN BUY CLASS I SHARES

23	HOW SALES CHARGES ARE CALCULATED

24	SALES CHARGE REDUCTIONS AND WAIVERS

25	OPENING AN ACCOUNT

26	BUYING SHARES

27	SELLING SHARES

29	TRANSACTION POLICIES

32	DIVIDENDS, TAXATION AND ACCOUNT POLICIES

35	ADDITIONAL INVESTOR SERVICES

35	DISCLOSURE OF FUND HOLDINGS

FOR MORE INFORMATION SEE BACK COVER

January 29, 2014

SALIENT MLP FUND

Fund Summary

A Shares, C Shares and I Shares

Investment Objective

The investment objective of the Salient MLP Fund (the “Fund”) is to provide a high level of total return with an emphasis on making quarterly cash distributions to its shareholders.

Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Salient funds contained in the Salient MF Trust. More information about these and other discounts is available on page 24 of the prospectus under “Sales charge reductions and waivers” or page 42 of the Fund’s statement of additional information under “Initial Sales Charge on Class A Shares.”

Shareholder fees (%) (fees paid directly from your investment)
	Class A		Class C		Class I
Maximum Front-End Sales Charge (load) on Purchases as a % of purchase price	5.50%		None		None
Maximum Deferred Sales Charge (load) as a % of purchase or sale price, whichever is less	1.00%	(1)	1.00%	(1)	None

Annual Fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fee	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses(2)
Other Operating and Professional Expenses	1.71%	1.71%	1.71%
Interest Expense Related to Borrowings	.32%	.32%	.32%

Total Other Expenses(2)	2.03%	2.03%	2.03%
Deferred Income Tax Expense(3)	0%	0%	0%

Total Annual Fund Operating Expenses	3.23%	3.98%	2.98%
Less Management Fee Waiver/Reimbursement (Year 1)(4)	(1.36)%	(1.36)%	(1.36)%
Net Annual Expenses	1.87%	2.62%	1.62%

(1)	Class A shares are available with no front-end sales charge on investments of $1 million or more. There is, however, a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase. Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 1.00% of the offering price of Class A shares. In addition, while Class C shares are offered at NAV, without any initial sales charge, a 1.00% CDSC may be charged on any Class C shares upon which a finder’s fee has been paid that are sold within one year of purchase.

(2)	“Other Expenses” have been estimated for the Fund’s first year of operations.

(3)	Deferred Income Tax Expense will in the future reflect estimated deferred tax liability, if any, that may be incurred by the Fund. The Fund is classified for federal income tax purposes as a domestic taxable corporation or so-called Subchapter “C” corporation. As a “C” corporation, the Fund accrues deferred tax liability for its future tax liability, if any, associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of master limited partnerships considered to be a return of capital and for any net operating gains. The Fund’s accrued deferred tax liability, if any, is reflected in the Fund’s net asset value per share. The Fund’s deferred tax liability/benefit, if any, depends upon the Fund’s net investment income or loss, gains and losses on investments, and deductions and credits during a taxable year. This amount may vary greatly from year to year and even day to day depending on the nature of the Fund’s investment holdings, the performance of those investments and general market conditions. Actual deferred income tax expense, if any, is incurred over many years, depending on if and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors. The Fund cannot make a reliable prediction of such expenses/benefits.

(4)	Under the Expense Limitation Agreement, Salient Capital Advisors, LLC (“Salient Capital” or the “Advisor”) has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 1.55% for Class A, 2.30% for Class C, and 1.30% for Class I shares, excluding certain expenses, such as taxes, brokerage commissions, interest and borrowing expense, short dividend expense, any acquired fund fees and expenses, litigation and extraordinary expenses. Management fee waivers are expressed in the table as a percentage of net assets, and are estimated for the Fund’s first year of operations. The Expense Limitation Agreement expires on July 31, 2015, unless renewed by mutual agreement of the Fund and the Advisor based upon a determination doing so would be appropriate under the prevailing circumstances. The Advisor is permitted to recover expenses attributable to the Fund or a Class thereof that the Advisor has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the expenses for a Class of shares fall below the annual rate in effect at the time of the actual waiver/reimbursement. Under the Expense Limitation Agreement, the Fund is not obligated to reimburse such expenses beyond three years from the end of such year in which the Advisor waived a fee or reimbursed an expense. Any such recovery by the Advisor will not cause a class to exceed the annual limitation rate in effect at the time of the actual waiver/reimbursement.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment in the Fund for the time periods indicated (Kept column) and then assuming a redemption of all of your shares at the end of those periods (Sold column). The example assumes a 5% average annual return. The example assumes Fund expenses will not change

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over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class A	Class A	Class C	Class C	Class I	Class I
Shares	Sold	Kept	Sold	Kept	Sold	Kept
1 Year	$729	$729	$365	$265	$165	$165
3 Years	$1370	$1370	$1088	$1088	$793	$793

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of MLPs. The Fund may also invest in securities of Other Energy Companies and securities issued by open and closed-end investment companies, including money market funds, actively-managed and index exchange-traded funds (“ETFs”) and exchange traded notes (“ETNs”), U.S. government securities, debt securities, cash and/or other cash equivalents, as investments or to provide asset coverage for any borrowings. The Fund may also use certain derivatives such as swaps, options and futures to hedge and/or supplement its investment portfolio. The Fund’s investments may be in issuers of any market capitalization ranges. The Fund is non-diversified, which means that it may invest in a limited number of issuers.

MLPs are entities that are structured as “master limited partnerships,” which are limited partnerships and limited liability companies (and certain of their general partners and affiliates) that are publicly traded and are treated as partnerships for U.S. federal income tax purposes. The Fund intends to focus on investment in “Midstream MLPs,” which are MLPs that principally own and operate assets used in energy logistics, including, but not limited to, assets used in transporting (including marine), storing, gathering, processing, distributing or marketing of natural gas, natural gas liquids, crude oil or refined products, and other energy sources.

Other Energy Companies means companies that own and operate assets, including interests in MLPs, that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy-related services. Such companies, for purposes of this definition, (a) derive at least 50% of their revenues or operating income from operating such assets or providing services for the operation of such assets or have such assets that represent the majority of their assets, or (b) are MLP Affiliates. “MLP Affiliates” means affiliates of MLPs, such as MLP general partners, substantially all of whose assets consist of units or ownership interests of an affiliated Master Limited Partnership (which may include general partner interests, incentive distribution rights, common units and subordinated units) and are structured as C Corporations for U.S. federal income tax purposes. MLP Affiliates are not treated as partnerships for U.S. federal income tax purposes.

The Fund intends to utilize leverage through borrowings in seeking its objective. The Fund will seek to use such borrowings to minimize the effects of deferred tax liability accruing on any unrealized gains and arising from the Fund’s taxable structure. Any borrowings, which will be in the form of loans from banks, may be on a secured or unsecured basis and at fixed or variable rates of interest. The Investment Company Act of 1940, as amended (the “1940 Act”) requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings, which means that the Fund may borrow an amount up to 33 1/3% of the value of its total assets (which represents 50% of net assets), although the Fund currently anticipates that its borrowings generally will be approximately 25% of the value of its total assets (which represents 37.5% of net assets). There may be times when the Fund determines not to use borrowings.

The Fund may engage in covered call writing. The Fund currently expects to write call options for the purpose of generating realized gains or reducing the Fund’s ownership of certain securities. The Fund will only write call options on securities that are held in the portfolio (i.e., covered calls).

The Advisor’s investment process is designed to generate returns by investing in a portfolio of publicly-traded MLPs and Other Energy Companies. Returns are typically driven by the distribution yield plus expected annual growth in the cash distributions. The Advisor maintains proprietary business valuation models and analyzes key variables such as cash flow stability, growth profile, commodity price sensitivity, balance sheet strength, hedging profile, management strength, competitive landscape and other factors. The Advisor employs a “bottom up” research-driven stock selection process with an emphasis on the opportunity set and growth prospects for each target investment.

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Principal Investment Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund’s principal risk factors are listed below. The Fund’s shares will go up and down in price, meaning that you could lose money by investing in the Fund. Many factors influence a mutual fund’s performance. An investment in the Fund is not intended to constitute a complete investment program and should not be viewed as such. Before investing, be sure to read the additional descriptions of these risks beginning on page 12 of the prospectus.

As an overall matter, instability in the financial markets has led many governments, including the United States government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Risks of Investment Activities Generally

All securities investing and trading activities risk the loss of capital. No assurance can be given that the Fund’s investment activities will be successful or that the Fund’s shareholders will not suffer losses.

Concentration Risk

Under normal circumstances, the Fund concentrates its investments in the group of industries that comprise the energy sector. A fund that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries.

Counterparty Risk

In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

Credit Risk

Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Debt Securities

Fixed-income securities generally are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up.

Deferred Tax Risk

The Fund, unlike most open-end funds, is classified for federal tax purposes as a domestic taxable corporation or so-called Subchapter “C” corporation. As a “C” corporation, the Fund will incur tax expenses. This treatment is still a relatively recent strategy for open-end funds, and it involves complicated accounting, tax and valuation aspects that may cause the Fund to differ significantly from most other open-end registered investment companies. This could result in unexpected and potentially significant accounting, tax and valuation consequences for the Fund and for its shareholders. In addition, accounting, tax and valuation practices in this area are still developing, and there may not always be a clear consensus among industry participants as to the

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most appropriate approach. This could result in changes over time in the practices applied by the Fund, which, in turn, could have significant adverse consequences on the Fund and its shareholders.

The Fund will accrue a deferred income tax liability, at the current effective maximum statutory federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions it receives on equity securities of MLPs considered to be returns of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s net asset value. On the Fund’s sale of a portfolio security, it may recognize gains for federal, state and local income tax purposes, which may result in income taxes imposed on the Fund. No assurance can be given that such taxes will not exceed the Fund’s deferred tax liability assumptions for purposes of computing its net asset value per share, which would result in an immediate reduction of that value, which could be material.

The Fund will accrue a deferred tax asset, which will increase its net asset value, that reflects an estimate of its future tax benefit associated with net operating losses and unrealized losses. A deferred tax asset may be used to reduce a subsequent period’s income tax expense, subject to certain limitations. To the extent the Fund has a deferred tax asset balance, it will, in connection with the calculation of its net asset value per share, assess whether a valuation allowance, which would offset some or all of the value of its deferred tax asset balance, is required, considering all positive and negative evidence related to the realization of its deferred tax asset. However, to the extent the final valuation allowance differs from the estimates the Fund used in calculating its net asset value, the application of such final valuation allowance could have a material impact on that value.

The Fund’s deferred tax liability and/or asset balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such liability or asset balances are realized. The Fund will rely to some extent on information provided by MLPs regarding the tax characterization of their distributions, which may not be provided to the Fund on a timely basis, to estimate its deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its net asset value. The Fund’s estimates are made in good faith; however, the estimates used to calculate the Fund’s net asset value could vary dramatically from its actual tax liability, and, as a result, the determination of its actual tax liability may have a material impact on the Fund’s net asset value. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available. Modifications of the Fund’s estimates or assumptions and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on the tax treatment of net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s net asset value per share, which could be material.

Actual income tax expense, if any, will be incurred over many years, depending upon whether and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors. Upon the sale of an MLP security, the Fund will be liable for previously deferred taxes, if any. As a result, the Fund’s actual tax liability could have a material impact on the Fund’s NAV.

Derivatives Risk

The use of derivative instruments exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, options on futures contracts, options (both written and purchased), swaps and swaptions. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

ETNs Risk

ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange during normal trading hours. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN.

Equity Securities Risk

Equity securities for MLPs and Other Energy Companies may be subject to general movements in the stock market, and a significant drop in the stock market may depress the price of securities to which the Fund has exposure.

Forward and Futures Contract Risk

The successful use of forward and futures contracts draws upon the Advisor’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts are

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(a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

High Portfolio Turnover Risk

To the extent that the Fund makes investments on a shorter-term basis the Fund may as a result trade more frequently and incur higher levels of brokerage fees and commissions.

Industry Specific Risk

The MLPs and Other Energy Companies, including Midstream MLPs, in which the Fund invests are subject to risks specific to the industry they serve, including the following:

•	Fluctuations in commodity prices may impact the volume of commodities transported, processed, stored or distributed.

•	Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of a company or MLP.

•	Slowdowns in new construction and acquisitions can limit growth potential.

•	A sustained reduced demand for crude oil, natural gas and refined petroleum products that could adversely affect revenues and cash flows.

•	Depletion of the natural gas reserves or other commodities if not replaced, which could impact the ability of an MLP or Other Energy Company to make distributions.

•	Changes in the regulatory environment could adversely affect the profitability of MLPs and Other Energy Companies.

•	Extreme weather or other natural disasters could impact the value of MLP and Other Energy Company securities.

•	Rising interest rates which could result in a higher cost of capital and divert investors into other investment opportunities.
•	Threats of attack by terrorists on energy assets could impact the market for MLP and Other Energy Company securities.

Interest Rate Risk

The yields for equity securities of MLPs and certain Other Energy Companies are susceptible in the short-term to fluctuations in interest rates, and the prices of such equity securities may decline when interest rates rise. Interest rate risk in general is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may decline in value or suffer losses if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Advisor.

Leverage and Borrowing Risk

The use of borrowing creates leverage, which may exaggerate the effect on the Fund’s net asset value of any change in the value of the MLPs or other investments purchased with the borrowings. Successful use of borrowing is dependent on the Advisor’s ability to predict correctly interest rates and market movements. There can be no assurance that the use of borrowings will be successful. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. The Fund’s ability to obtain leverage through borrowings depends on its ability to establish and maintain a line of credit. Upon the expiration of the term of any such arrangement, the lender may not be willing to extend further credit to the Fund or may only be willing to do so at increased costs to the Fund. If the Fund is not able to extend its credit arrangement, it may be required to liquidate holdings to repay amounts borrowed from the lender. In connection with its borrowings, the Fund will be required to maintain specified asset coverage with respect to such borrowings by both the 1940 Act and the terms of its credit facility with the lender. The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage below necessary amounts. Borrowings involve additional expense to the Fund, which may not be recovered by any appreciation of the investments purchased and could exceed the Fund’s investment income. The Fund also may make investments in options, swaps and futures contracts or other derivative instruments. These and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss.

Liquidity Risk

Although common units of MLPs trade on the exchanges, certain securities may trade less frequently than those of

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larger companies due to their smaller capitalizations. In the event certain securities experience limited trading volumes, the prices may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Advisor believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions. The Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in illiquid investments.

Manager Risk

If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.

Market Risk

Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

MLP Risks

Investments in the debt and equity securities of master limited partnerships involve risks that differ from investments in the debt and equity securities of corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the partnership, risks related to potential conflicts of interest between the partnership and its general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price.

New Fund Risk

The Fund is newly-formed. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders.

Non-Diversified Status Risk

The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.

Small and Mid-Capitalization Securities Risk

The Fund may invest its assets in the common stocks and other equity securities of small and mid-capitalization companies with smaller market capitalizations. While the Advisor believes these investments may provide significant potential for appreciation, they involve higher risks in some respects than do investments in common stocks and other equity securities of larger companies. For example, prices of such investments are often more volatile than prices of large-capitalization stocks and other equity securities. In addition, due to thin trading in some such investments, an investment in these common stocks and other equity securities may be more illiquid than that of common stocks or other equity securities of larger market capitalization issuers (See “Liquidity Risk”). Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.

Swap Agreements Risk

Swap agreements involve the risk that the party with whom a fund has entered into the swap will default on its obligation to pay the fund and the risk that the fund will not be able to meet its obligations to pay the other party to the agreement.

Tax Law Change Risk

Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund or the MLPs and Other Energy Companies in which the Fund invests. Any such changes could negatively impact the Fund’s shareholders. Legislation could also negatively impact the amount and tax characterization of distributions received by the Fund’s common shareholders.

MLPs do not pay U.S. federal income tax at the partnership level and instead allocate a share of the partnership’s income, gains, losses, deductions and expenses to each partner. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by

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the Fund were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund’s investment in the MLP as well as decreased income, and consequently a reduction in the value of an investment in the Fund.

Volatility Risk

The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant appreciations or decreases in value over short periods of time.

U.S. Government Securities Risk

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.

Performance Information

As of the date of this Prospectus, the Fund has not completed a full calendar year of investment operations. When the Fund has completed a full calendar year of operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to the Alerian MLP Index, the benchmark index selected for the Fund. This section will also provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of the Fund’s benchmark index.

Investment Management

Investment advisor — Salient Capital Advisors, LLC (“Salient Capital” or “Advisor”). Salient Capital is a wholly-owned subsidiary of Salient Partners, L.P. (“Salient”).

Portfolio Management

Greg Reid — President and Portfolio Manager of the Fund since inception

Ted Gardner, CFA — Portfolio Manager of the Fund since inception

Purchase and Sale of Fund Shares

Subject to certain exceptions, the minimum initial investment requirement for Class A and Class C shares of the Fund is $2,500 and the minimum initial investment requirement for Class I shares of the Fund is $1,000,000. There are no subsequent investment requirements for any class of shares of the Fund. You may redeem shares of the Fund on any business day by mail: Salient MF Trust, P.O. Box 182607, Columbus, Ohio 43218-2607; or by calling the Fund’s transfer agent at: 1-866-667-9228.

Taxes

The Fund’s distributions other than any returns of capital are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax.

The Fund anticipates that a significant portion of its distributions to shareholders will consist of return of capital for U.S. federal income tax purposes. The amount of the Fund’s distribution that constitutes a return of capital represents a return of a shareholder’s original investment in shares. In general, a distribution will constitute a return of capital to a shareholder, rather than a dividend, to the extent such distribution exceeds the Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s basis in the Fund’s shares and in the shareholder’s recognizing more gain or less loss (that is, will result in an increase of a shareholder’s tax liability) when the shareholder later sells shares of the Fund. Distributions in excess of a shareholder’s adjusted tax basis in its shares are generally treated as capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner or retirement plan administrator), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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SALIENT MLP FUND

Fund Details

A Shares, C Shares and I Shares

Investment Objective

The investment objective of the Salient MLP Fund (the “Fund”) is to provide a high level of total return with an emphasis on making quarterly cash distributions to its shareholders.

Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of MLPs. The Fund may also invest in securities of Other Energy Companies and securities issued by open and closed-end investment companies, including money market funds, actively-managed and index exchange-traded funds (“ETFs”) and exchange traded notes (“ETNs”), U.S. government securities, debt securities, cash and/or other cash equivalents, as investments or to provide asset coverage for any borrowings. The Fund may also use certain derivatives such as swaps, options and futures to hedge and/or supplement its investment portfolio. The Fund’s investments may be in issuers of any market capitalization ranges. The Fund is non-diversified, which means that it may invest in a limited number of issuers.

MLPs are entities that are structured as “master limited partnerships,” which are limited partnerships and limited liability companies (and certain of their general partners and affiliates) that are publicly traded and are treated as partnerships for U.S. federal income tax purposes. The Fund intends to focus on investment in “Midstream MLPs,” which are MLPs that principally own and operate assets used in energy logistics, including, but not limited to, assets used in transporting (including marine), storing, gathering, processing, distributing or marketing of natural gas, natural gas liquids, crude oil or refined products, and other energy sources.

Other Energy Companies means companies that own and operate assets, including interests in MLPs, that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy-related services. Such companies, for purposes of this definition, (a) derive at least 50% of their revenues or operating income from operating such assets or providing services for the operation of such assets or have such assets that represent the majority of their assets, or (b) are MLP Affiliates. “MLP Affiliates” means affiliates of MLPs, such as MLP general partners, substantially all of whose assets consist of units or ownership interests of an affiliated Master Limited Partnership (which may include general partner interests, incentive distribution rights, common units and subordinated units) and are structured as C Corporations for U.S. federal income tax purposes. MLP Affiliates are not treated as partnerships for U.S. federal income tax purposes. MLP Affiliates also include MLP I-Shares, which represent an indirect investment in the equity securities of MLPs.

The Fund intends to utilize leverage through borrowings in seeking its objective. The Fund will seek to use such borrowings to minimize the effects of deferred tax liability accruing on any unrealized gains and arising from the Fund’s taxable structure. Any borrowings, which will be in the form of loans from banks, may be on a secured or unsecured basis and at fixed or variable rates of interest. The Investment Company Act of 1940, as amended (the “1940 Act”) requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings, which means that the Fund may borrow an amount up to 33 1/3% of the value of its total assets (which represents 50% of net assets), although the Fund currently anticipates that its borrowings generally will be approximately 25% of the value of its total assets (which represents 37.5% of net assets). There may be times when the Fund determines not to use borrowings.

The Fund may invest up to but not more than 10% of total assets in any single issuer.

The Fund may invest up to 15% in unregistered and other illiquid securities.

The Fund may engage in covered call writing. The Fund currently expects to write call options for the purpose of generating realized gains or reducing the Fund’s ownership of certain securities. The Fund will only write call options on securities that are held in the portfolio (i.e., covered calls).

The Advisor’s investment process is designed to generate returns by investing in a portfolio of publicly-traded MLPs and Other Energy Companies. Returns are typically driven by the distribution yield plus expected annual growth in the cash distributions. The Advisor maintains proprietary business valuation models and analyzes key variables such as cash flow stability, growth profile, commodity price sensitivity, balance sheet strength, hedging profile, management strength, competitive landscape and other factors. The Advisor employs a “bottom up” research-driven stock selection

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SALIENT MLP FUND

process with an emphasis on the opportunity set and growth prospects for each target investment.

The percentage limitations applicable to the portfolio described above apply at the time of investment, and the Fund will not be required to sell securities due to subsequent changes in the value of securities owned. However, although the Fund may not be required to sell securities due to subsequent changes in value, if such changes cause the Fund to have invested less than 80% of total assets in securities of MLPs, the Fund will be required to make future purchases of securities in a manner so as to come into compliance with this investment policy. The Fund will invest primarily in companies located in North America, but the Fund may invest in companies located anywhere in the world.

There can be no assurance that the Fund will achieve its objective.

The Board of Trustees (the “Board”) of Salient MF Trust, a Delaware statutory trust (the “Trust”), which is responsible for overseeing all business activities of the Trust and the Fund, can change the Fund’s investment objective and strategies without shareholder approval. Shareholders will receive written notice of at least 60 days prior to any change of the Fund’s investment objective.

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Additional Investment Techniques Applicable to the Fund

Investment Techniques

In addition to the principal investment strategies described above, Salient MLP Fund (the “Fund”) may employ the following techniques in pursuing its investment objectives.

Segregation of Assets

As an open-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” (often referred to as “asset segregation” or “earmarking”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forwards contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to its daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

The Fund generally will use its money market instruments (or any other liquid assets) to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable SEC and SEC staff positions. Short-term debt securities (or any other liquid asset so used) may not be used for other operational purposes but may be replaced by other liquid assets as may be determined by the Advisor. The Fund’s Advisor will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments.

Temporary Defensive Investing

The Fund can hold uninvested cash or can invest it in cash equivalents such as money market instruments, interests in short-term investment funds, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

The Fund also may adopt temporary defensive positions by investing up to 100% of its assets in these instruments, even if the investments are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. To the extent the Fund invests in these temporary investments in this manner, the Fund may not achieve its investment objective.

Principal Investment Risks of the Fund

Below are descriptions of the main factors that may play a role in shaping the Fund’s overall risk profile. The following discussions relating to various principal risks associated with investing in the Fund are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Your investment may be subject to the risks described below if you invest in the Fund. For further details about the Fund’s risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the Fund’s Statement of Additional Information (the “SAI”).

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. The Fund’s shares will go up and down in price, meaning that you could lose money by investing in the Fund. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led many governments, including the United States government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

The Fund’s principal risk factors are listed below. An investment in the Fund is not intended to constitute a complete investment program and should not be viewed as such.

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Risks of Investment Activities Generally

All securities investing and trading activities risk the loss of capital. No assurance can be given that the Fund’s investment activities will be successful or that the Fund’s shareholders will not suffer losses.

Concentration Risk

Under normal circumstances, the Fund concentrates its investments in the group of industries that comprise the energy sector. A fund that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries.

Counterparty Risk

In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

Credit Risk

Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Debt Securities Risk

Fixed-income securities generally are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up.

Deferred Tax Risk

The Fund, unlike most open-end funds, is classified for federal tax purposes as a domestic taxable corporation or so-called Subchapter “C” corporation. As a “C” corporation, the Fund will incur tax expenses. This treatment is still a relatively recent strategy for open-end funds, and it involves complicated accounting, tax and valuation aspects that may cause the Fund to differ significantly from most other open-end registered investment companies. This could result in unexpected and potentially significant accounting, tax and valuation consequences for the Fund and for its shareholders. In addition, accounting, tax and valuation practices in this area are still developing, and there may not always be a clear consensus among industry participants as to the most appropriate approach. This could result in changes over time in the practices applied by the Fund, which, in turn, could have significant adverse consequences on the Fund and it shareholders.

The Fund will accrue a deferred income tax liability, at the current effective maximum statutory federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions it receives on equity securities of MLPs considered to be returns of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s net asset value. On the Fund’s sale of a portfolio security, it may recognize gains for federal, state and local income tax purposes, which may result in income taxes imposed on the Fund. No assurance can be given that such taxes will not exceed the Fund’s deferred tax liability assumptions for purposes of computing its net asset value per share, which would result in an immediate reduction of that value, which could be material.

The Fund will accrue a deferred tax asset, which will increase its net asset value, that reflects an estimate of its future tax benefit associated with net operating losses and unrealized losses. A deferred tax asset may be used to reduce a subsequent period’s income tax expense, subject to certain limitations. To the extent the Fund has a deferred tax asset, it

13

will, in connection with the calculation of its net asset value per share, assess whether a valuation allowance, which would offset some or all of the value of its deferred tax asset, is required, considering all positive and negative evidence related to the realization of its deferred tax asset. However, to the extent the final valuation allowance differs from the estimates the Fund used in calculating its net asset value, the application of such final valuation allowance could have a material impact on that value.

The Fund’s deferred tax liability and/or asset are estimated using estimates of effective tax rates expected to apply to taxable income in the years such liability or asset is realized. The Fund will rely to some extent on information provided by MLPs regarding the tax characterization of their distributions, which may not be provided to the Fund on a timely basis, to estimate its deferred tax liability and/or asset for purposes of financial statement reporting and determining its net asset value. The Fund’s estimates are made in good faith; however, the estimates used to calculate the Fund’s net asset value could vary dramatically from its actual tax liability, and, as a result, the determination of its actual tax liability may have a material impact on the Fund’s net asset value. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset as new information becomes available. Modifications of the Fund’s estimates or assumptions and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s net asset value per share, which could be material.

Actual income tax expense, if any, will be incurred over many years, depending upon whether and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors. Upon the sale of an MLP security, the Fund will be liable for previously deferred taxes, if any. As a result, the Fund’s actual tax liability could have a material impact on the Fund’s NAV.

Derivatives Risk

The use of derivative instruments exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, options on futures contracts, options (both written and purchased), swaps and swaptions. Derivative instruments are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. A futures contract is an exchange-traded agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial instrument at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date.

The Fund’s use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities or more traditional investments, depending upon the characteristics of the particular derivative and the Fund’s portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk of its portfolio, or change the character of the risk to which its portfolio is exposed, in much the same way as a fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance. If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. The Fund also could experience losses if derivatives are poorly correlated with its other investments, or if the Fund is unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for derivatives.

If the counterparty to a derivative defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive. If a derivative contract calls for payments by the Fund, it must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a derivative contract would be likely to decline, potentially resulting in losses to the Fund. Recent economic events have increased the potential for, and thus risk involved with, counterparty creditworthiness.

The Fund’s engagement in these transactions involves risk of loss to the Fund that could materially adversely affect the value of the Fund’s net assets. No assurance can be given that a liquid market will exist for any particular derivative contract at any particular time.

The successful use of futures also is subject to the ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

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Forward and Futures Contracts

Forward contracts involve the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other financial instrument at the current or spot price, with delivery and settlement at a specified future date.

Because it is a completed contract, a purchase forward contract can be a cover for the sale of a futures contract. The Fund may enter into forward contracts for hedging purposes and non-hedging purposes (i.e., to increase returns). Forward contracts are transactions involving a fund’s obligation to purchase or sell a specific instrument at a future date at a specified price. The Fund may use forward contracts for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Advisor anticipates purchasing or selling a foreign security. For example, this technique would allow the Fund to “lock in” the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of the Fund’s existing holdings of foreign securities. There may be, however, an imperfect correlation between the Fund’s foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue the Fund’s investment objectives, such as when the Advisor anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund’s portfolio. There is no requirement that the Fund hedge all or any portion of its exposure to foreign currency risks.

The successful use of forward and futures contracts draws upon the Advisor’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Swap Agreements

The Fund may enter into equity, interest rate, index, currency rate, and other types of swap agreements in an attempt to obtain a particular return without the need to actually purchase the reference asset. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long-term or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Failure of the Fund’s Counterparties, Brokers and Exchanges

The Fund will be exposed to the credit risk of the counterparties with which, or the brokers, dealers and exchanges through which, it deals, whether it engages in exchange-traded or off-exchange transactions. The Fund may be subject to risk of loss of its assets on deposit with a broker in the event of the broker’s bankruptcy, the bankruptcy of any clearing broker through which the broker executes and clears transactions on behalf of the Fund, or the bankruptcy of an exchange clearing house. Although the Commodity Exchange Act requires a commodity broker to segregate the funds of its customers, if a commodity broker fails to properly segregate customer funds, the Fund may be subject to a risk of loss of its funds on deposit with such broker in the event of such broker’s bankruptcy or insolvency. The Fund may be subject to risk of loss of its funds on deposit with foreign brokers because foreign regulatory bodies may not require such brokers to segregate customer funds. The Fund may be required to post margin for its foreign exchange transactions either with its broker or other foreign exchange dealers who

15

are not required to segregate funds (although such funds are generally maintained in separate accounts on the foreign exchange dealer’s books and records in the name of the Fund). Under certain circumstances, such as the inability of another customer of the commodity broker or foreign exchange dealer or the commodity broker or foreign exchange dealer itself to satisfy substantial deficiencies in such other customer’s account, the Fund may be subject to a risk of loss of its funds on deposit with such broker or dealer, even if such funds are properly segregated. In the case of any such bankruptcy or customer loss, the Fund might recover, even in respect of property specifically traceable to the Fund, only a pro rata share of all property available for distribution to all of such broker’s or dealer’s customers.

Equity Securities Risk

Equity securities for MLPs and Other Energy Companies may be subject to general movements in the stock market, and a significant drop in the stock market may depress the price of securities to which the Fund has exposure. The Fund may have exposure to or invest in equity securities of companies with small or medium capitalization. Investments in securities of companies with small or medium capitalization involve certain risks that may differ from, or be greater than, those for larger companies, such as higher volatility, lower trading volume, lack of liquidity, fewer business lines and lack of public information (See “Small and Mid-Capitalization Securities Risk”).

High Portfolio Turnover Risk

To the extent that the Fund makes investments on a shorter-term basis the Fund may as a result trade more frequently and incur higher levels of brokerage fees and commissions.

Industry Specific Risk

The MLPs and Other Energy Companies, including Midstream MLPs, in which the Fund invests are subject to risks specific to the industry they serve, including the following:

•	Fluctuations in commodity prices may impact the volume of commodities transported, processed, stored or distributed.

•	Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of a company or MLP.

•	Slowdowns in new construction and acquisitions can limit growth potential.

•	A sustained reduced demand for crude oil, natural gas and refined petroleum products that could adversely affect revenues and cash flows.
•	Depletion of the natural gas reserves or other commodities if not replaced, which could impact the ability of an MLP or Other Energy Company to make distributions.

•	Changes in the regulatory environment could adversely affect the profitability of MLPs and Other Energy Companies.

•	Extreme weather or other natural disasters could impact the value of MLP and Other Energy Company securities.

•	Rising interest rates which could result in a higher cost of capital and divert investors into other investment opportunities.

•	Threats of attack by terrorists on energy assets could impact the market for MLP and Other Energy Company securities.

Interest Rate Risk

The yields for equity securities of MLPs and certain Other Energy Companies are susceptible in the short-term to fluctuations in interest rates, and the prices of such equity securities may decline when interest rates rise. Interest rate risk in general is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may decline in value or suffer losses if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Advisor.

Leverage and Borrowing Risk

The use of borrowing creates leverage, which may exaggerate the effect on the Fund’s net asset value of any change in the value of the MLPs or other investments purchased with the borrowings. Successful use of borrowing is dependent on the Advisor’s ability to predict correctly interest rates and market movements. There can be no assurance that the use of borrowings will be successful. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. The Fund’s ability to obtain leverage through borrowings depends on its ability to establish and maintain a line of credit. Upon the expiration of the term of any such arrangement, the lender may not be willing to extend further credit to the Fund or may only be willing to do so at increased costs to the Fund. If the Fund is not able to extend its credit arrangement, it may be required to liquidate holdings to repay amounts borrowed from the lender. In connection with its borrowings, the Fund will be required to maintain specified asset coverage with respect to such borrowings by both the 1940 Act and the terms of its credit facility with the lender. The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors reduce the required asset

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coverage below necessary amounts. Borrowings involve additional expense to the Fund, which may not be recovered by any appreciation of the investments purchased and could exceed the Fund’s investment income. The Fund also may make investments in options, swaps and futures contracts or other derivative instruments. These and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss.

Liquidity Risk

Although common units of MLPs trade on the exchanges, certain securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain securities experience limited trading volumes, the prices may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Advisor believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions. The Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in illiquid investments.

Manager Risk

If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.

Market Risk

Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

MLP Risks

Investments in the debt and equity securities of master limited partnerships involve risks that differ from investments in the debt and equity securities of corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the partnership, risks related to potential conflicts of interest between the partnership and its general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price.

New Fund Risk

The Fund is newly-formed. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders.

Non-Diversified Status Risk

The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.

Small and Mid-Capitalization Securities Risk

The Fund may invest its assets in the common stocks and other equity securities of small and mid-capitalization companies with smaller market capitalizations. While the Advisor believes these investments may provide significant potential for appreciation, they involve higher risks in some respects than do investments in common stocks and other equity securities of larger companies. For example, prices of such investments are often more volatile than prices of large-capitalization stocks and other equity securities. In addition, due to thin trading in some such investments, an investment in these common stocks and other equity securities may be more illiquid than that of common stocks or other equity securities of larger market capitalization issuers (See “Liquidity Risk”). Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.

Tax Law Change Risk

Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund or the MLPs and Other Energy Companies in which the Fund invests. Any such changes could negatively impact the Fund’s shareholders. Legislation could also negatively impact the amount and tax characterization of distributions received by the Fund’s common shareholders.

MLPs do not pay U.S. federal income tax at the partnership level and instead allocate a share of the partnership’s income, gains, losses, deductions and expenses to each partner. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes,

17

which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund’s investment in the MLP as well as decreased income, and consequently a decrease in the value of an investment in the Fund.

Volatility Risk

The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant appreciations or decreases in value over short periods of time.

U.S. Government Securities Risk

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.

Who’s Who

The following are the names of the various entities involved with the Fund’s investment and business operations, along with brief descriptions of the role each entity performs.

Trustees

The Fund is a series of Salient MF Trust, a Delaware statutory trust (the “Trust”). The Trust is governed by a Board of Trustees that is responsible for overseeing all business activities of the Trust and the Fund.

Investment Advisor

Manages the Fund’s day-to-day business and investment activities.

Salient Capital Advisors, LLC

4265 San Felipe, Suite 800

Houston, Texas 77027

The Fund’s investment advisor is Salient Capital Advisors, LLC (“Salient Capital” or “Advisor”), a Texas limited liability company. Subject to the overall authority of the Board, Salient

Capital furnishes continuous investment supervision and management to the Fund and also furnishes office space, equipment, and management personnel to the Fund.

The Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly-owned subsidiary of Salient Partners, L.P. (“Salient”), a Houston-based investment firm. As of December 31, 2013, the Advisor and its affiliates managed or advised assets of approximately $19.3 billion, including $2.8 billion in master limited partnerships and energy companies. Salient Capital is also registered with the Commodities Futures Trading Commission (“CFTC”) as a commodities trading advisor and is a member of the National Futures Association (“NFA”), but is an “exempt” commodity pool operator under CFTC rules.

The Advisor makes investment decisions on the Fund’s behalf using a series of security selection models, and implemented using proprietary trading and risk-management systems. The Advisor believes that a systematic and disciplined process is essential to achieving long-term success in investment and risk management.

The Fund may in the future rely on an order from the SEC permitting its Advisor, subject to Board approval, to appoint a subadvisor or change the terms of a subadvisory agreement without obtaining shareholder approval. The Fund, therefore, would be able to change subadvisors or the fees paid to a subadvisor from time to time without the expense and delays associated with obtaining shareholder approval of the change. This order would not, however, permit the Advisor to appoint a subadvisor that is an affiliate of the Advisor or the Fund (other than by reason of serving as a subadvisor to the Fund), or to increase the subadvisory fee of an affiliated subadvisor, without the approval of the shareholders. The Fund currently does not employ a subadvisor to manage the Fund’s assets.

Portfolio Managers

The portfolio managers of the Fund are jointly and primarily responsible for overseeing the day-to-day management of the Fund, as well as setting the Fund’s overall investment strategy. Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

Portfolio Managers

Gregory A. Reid is President and CEO of Salient’s MLP Business and Portfolio Manager for the various MLP strategies. Prior to joining Salient in January 2011, Mr. Reid served as the Founder and CEO from 2010 to 2011 of Salient Capital Advisors, LLC, then known as RDG Capital LLC, a Houston-based asset

18

management firm specializing in MLP and Energy Sector investments that was spun off from Telemus Capital Partners in June 2010. Salient acquired RDG Capital LLC in January 2011 and renamed the company “Salient Capital Advisors, LLC.” Mr. Reid was Managing Partner of Telemus Capital Partner’s Houston office from May 2007 to June 2010 at which time he formed RDG Capital, LLC to acquire Telemus Capital Partner’s Houston office. Prior to joining Telemus Capital Partners in 2007, Mr. Reid was employed by Merrill Lynch’s Private Banking Group from 1997 to 2007 and he was employed by Goldman Sachs from 1991 to 1997. Mr. Reid has over 15 years of experience investing in MLPs and Energy Infrastructure Companies dating back to his employment at Goldman Sachs in 1995. Mr. Reid received his undergraduate degree from Texas A&M University in 1987 and his MBA from the J.L. Kellogg Graduate School of Management at Northwestern University in 1991, and he later earned his Certified Investment Management Analyst designation from the Wharton School at the University of Pennsylvania. In addition, Mr. Reid is registered with the Financial Industry Regulatory Authority as a General Securities Representative and a General Securities Principal.

Frank T. Gardner III, CFA (Ted Gardner) serves as Portfolio Manager. Prior to joining Salient in early 2011, Mr. Gardner was a Portfolio Manager and Director of Research for RDG Capital from 2010 to 2011. Prior to RDG, Mr. Gardner was a Portfolio Manager for Telemus Capital Partners from 2007 to 2010. Prior to joining Telemus, he was an MLP research analyst for Raymond James Equity Research from 2004 to 2007. During his tenure at Raymond James, he followed 35 public MLPs and initiated coverage on 22 MLPs in the midstream, maritime, coal and refining industries. He was also actively involved in due diligence related to Raymond James’ investment banking transactions. Prior to joining Raymond James, Mr. Gardner was a financial advisor at UBS Financial Services. Mr. Gardner earned a Bachelor of Business Administration degree from The University of Texas at Austin and an MBA from the University of St. Thomas. He is also a CFA Charterholder.

Management Fees

The Fund pays its Advisor management fees equal to an annual rate of 0.95% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of the Fund’s investment management agreement will be available in the Fund’s first semi-annual report to shareholders.

Additional Information About Fund Expenses

The Fund’s annual operating expenses will likely vary throughout the period and from year to year. The Fund’s expenses for the current fiscal year may be higher than the expenses listed in the Fund’s “Annual fund operating expenses” table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain Fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as Fund tax expenses.

The “Other Expenses” line item in the respective Fund’s “Annual fund operating expenses” table consists of annual Fund operating expenses, including professional fees (such as audit and legal), accounting, administration, transfer agency, recordkeeping and custodian fees payable to the Fund’s administrator and custodian, and fees under the Fund’s Administrative Services Plan payable to certain intermediary platforms (such as “fund supermarkets” and retirement plan administrators) for non-distribution related administration and recordkeeping services.

Under the Expense Limitation Agreement, Salient Capital has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 1.55% for Class A, 2.30% for Class C, and 1.30% for Class I shares, excluding certain expenses, such as taxes, brokerage commissions, interest and borrowing expense, short dividend expense, any acquired fund fees and expenses, litigation and extraordinary expenses. The Expense Limitation Agreement expires on July 31, 2015, unless renewed by mutual agreement of the Fund and its Advisor based upon a determination doing so would be appropriate under the prevailing circumstances.

The Fund’s Advisor is permitted to recover from the Fund expenses attributable to the Fund or a Class thereof that the Advisor has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the expenses for a Class of shares fall below the annual rate in effect at the time of the actual waiver/reimbursement. Under the expense limitation agreement, the Fund is not obligated to reimburse such expenses beyond three years from the end of such year in which the Advisor waived a fee or reimbursed an expense. Any such recovery by the Advisor will not cause a Class to exceed the annual limitation rate in effect at the time of the actual waiver/reimbursement.

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Custodian

Holds the Fund’s assets, settles all portfolio trades and collects most of the valuation data required for calculating the Fund’s net asset value.

Citibank, N.A.

388 Greenwich Street

New York, NY 10013

Principal Underwriter

Markets the Fund and distributes shares through selling brokers, financial planners and other financial representatives.

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 041014

Transfer Agent

Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy and sell requests.

Citi Fund Services Ohio, Inc.

3435 Stelzer Road

Columbus, OH 43219

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FINANCIAL HIGHLIGHTS

The Fund has not yet commenced operations, and, therefore, there is no financial information available to report at this time.

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SALIENT FUNDS SHARES PROSPECTUS

Your Account

A Shares, C Shares and I Shares

Choosing a Share Class

Class A shares are sold with a front-end sales charge, which may be reduced or waived, as discussed below. Class A and Class C shares’ cost structure includes a Rule 12b-1 plan that allows the payment of fees for the sale, distribution and/or service of their shares. Class I shares do not bear any distribution and/or service (Rule 12b-1) fees and are sold only to investors that meet the eligibility requirements described below under “Who can buy Class I shares.”

Your financial representative can help you decide which share class is best for you.

Class A

•	A front-end sales charge, as described in the section “How sales charges are calculated.”

•	Distribution and/or service (Rule 12b-1) fees at an annual rate of 0.25%.

•	A 1.00% CDSC on shares sold within one year of purchase.

Class C

•	No front-end sales charge.

•	Distribution and/or service (Rule 12b-1) fees at an annual rate of 1.00%.

•	A 1.00% CDSC on shares sold within one year of purchase.

The maximum amount you may invest in Class C shares with any single purchase is $999,999.99. Citi Fund Services Ohio, Inc., the Fund’s transfer agent, may accept a purchase request for Class C shares for $1 million or more when the purchase made is pursuant to the Reinstatement Privilege (see “Sales charge reductions and waivers”).

Class I

•	No front-end sales charge.

•	No distribution and/or service (Rule 12b-1) fees or CDSCs.

12b-1 Fees

Rule 12b-1 fees are paid to, but not retained by, Foreside Fund Services, LLC (the “Distributor”). These fees are used by the Distributor to pay for expenses relating to the distribution and servicing of Fund shares. The specific treatment per class of 12b-1 fees is as follows:

Class A. The services fee represents the entire portion of the 0.25% 12b-1 fee. There is no distribution-specific fee.

Class C. The distribution-specific fee represents 75 basis points, and the services fee represents 25 basis points of the overall 1.00% 12b-1 fee.

Because Rule 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.

Your broker-dealer or agent may charge you a fee to effect transactions in Fund shares. Any such fee is not a charge of the respective Fund.

Who Can Buy Class I shares

Class I shares are offered without any sales charge to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class I shares (see “Opening an account”):

•

Clients of financial intermediaries who: (i) charge such clients a fee for advisory, investment, consulting or similar services; or (ii) have entered into an agreement to offer Class I shares through a no-load program or investment platform

•	Retirement and other benefit plans

•	Endowment funds and foundations

•	Any state, county or city, or its instrumentality, department, authority or agency

•	Accounts registered to insurance companies, trust companies and bank trust departments

•	Any entity that is considered a corporation for tax purposes

•	Investment companies, both affiliated and not affiliated with the Advisor

•	Investors who invest directly in the Fund or through an affiliate of the Advisor

•	Fund trustees and officers and other individuals who are affiliated with the Fund, the Advisor and its affiliates and other Salient funds

Administrative Services Plan

The Fund has adopted an Administrative Services Plan applicable to Shares sold through certain broker-dealers that offer so-called mutual fund “supermarkets” to their

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SALIENT FUNDS SHARES PROSPECTUS

customers, including retirement plan administrators and investment advisers and other sponsors of advisory “wrap” and similar programs (collectively, “Supermarket Intermediaries”). Under the Administrative Services Plan a Class may pay certain Supermarket Intermediaries for non-distribution related administration and recordkeeping services. Any such payments may be negotiated with Supermarket Intermediaries, must be approved by the Board as not related to distribution and may not exceed 0.10%. Any such payments may be made in conjunction with Rule 12b-1 payments and payments by the Advisor (and/or its affiliates) and the Board oversees any such allocation.

Additional Payments to Financial Intermediaries

Shares of the Fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisors, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the Fund in two principal ways:

•	directly, by the payment of sales commissions, if any; and

•	indirectly, as a result of the Fund paying Rule 12b-1 fees, if any.

Certain firms may request, and the Advisor (and/or its affiliates) may agree to make, payments in addition to sales commissions and Rule 12b-1 fees out of the Advisor’s own resources. These additional payments are sometimes referred to as “revenue sharing.” These payments assist in the Advisor’s efforts to promote the sale of the Fund’s shares. The Advisor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation will vary. These payments could be significant to a firm. The Advisor determines which firms to support and the extent of the payments it is willing to make. The Advisor generally chooses to compensate firms that have a strong capability to distribute shares of the Fund and that are willing to cooperate with the Advisor’s promotional efforts.

The Advisor hopes to benefit from revenue sharing by increasing the Fund’s net assets, which, as well as benefiting the Fund, would result in additional management and other fees for the Advisor and its affiliates. In consideration for revenue sharing, a firm may feature the Fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the Advisor’s marketing efforts by allowing the Advisor or its affiliates to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the Fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the Fund.

The Fund’s SAI discusses the Advisor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the Advisor or the Fund, as well as about fees and/or commissions it charges.

The Advisor and its affiliates may have other relationships with your firm relating to the provisions of services to the Fund, such as providing omnibus account services, transaction-processing services or effecting portfolio transactions for the Fund. If your intermediary provides these services, the Advisor or the Fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the Advisor or its affiliates that are not related to the Fund.

How Sales Charges are Calculated

Class A sales charges are as follows:

Your investment	As a % of offering price*	As a % of your investment
Less than $50,000	5.50%	5.82%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $500,000	2.75%	2.83%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 and over	See below

*	Offering price is the net asset value per share plus any initial sales charge.

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class C or Class I shares of a Salient fund contained in the Salient MF Trust. To receive the reduced sales charge, you must tell your broker or financial representative at the time you purchase the Fund’s Class A shares about any other Salient funds contained in the Salient MF Trust held by you, your spouse or your children under the age of 21 living in the same household. This includes investments held in an individual retirement account, an employee benefit plan or with a broker or financial representative other than the one handling your current purchase. Salient will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about these reduced sales charges, you may visit the Fund’s Web site www.salientfunds.com. You may also consult your broker or

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SALIENT FUNDS SHARES PROSPECTUS

financial advisor, or refer to the section entitled “Initial Sales Charge on Class A Shares” in the respective Fund’s SAI. You may request an SAI from your broker or financial advisor by accessing the Fund’s Web site www.salientfunds.com or by calling the transfer agent at 1-866-667-9228.

If shares of the Fund are tendered for redemption or repurchased by the Fund for any reason within seven business days after confirmation of the purchase order for such shares, the full sales load or other concession will be returned to the shareholder and any financial intermediary making such sale forfeits the right to receive any compensation on such shares.

Deferred Sales Charges

Class A shares are available with no front-end sales charge on investments of $1 million or more. There is, however, a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase. Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 1.00% of the offering price of Class A shares. In addition, while Class C shares are offered at NAV, without any initial sales charge, a 1.00% CDSC may be charged on any Class C shares upon which a finder’s fee has been paid that are sold within one year of purchase.

For purposes of charging a CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

Sales Charge Reductions and Waivers

Reducing your Class A Sales Charges

There are two ways you can combine multiple purchases of shares of Salient funds contained in the Salient MF Trust to take advantage of the breakpoints in the sales charge schedule. These methods can be combined in any manner.

•

Accumulation Privilege — lets you add the value of any class of shares of any Salient fund contained in the Salient MF Trust you already own to the amount of your next Class A investment for purposes of calculating the sales charge.

•	Letter of Intention — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a Letter of Intention to qualify for reduced sales charges if you plan to invest at least $50,000 in Class A shares of the Salient funds contained in the Salient MF Trust during the next 13 months. The calculation of this amount would include accumulations as well as your current holdings of all classes of Salient funds contained in the Salient MF Trust, which include any reinvestment of dividends and capital gains distributions. When you sign this letter, the Fund agrees to charge you the reduced sales charges. Completing a Letter of Intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual purchase level. Also available for individual retirement plan investors is a 48-month Letter of Intention, described in the SAI.

To utilize any reduction, you must complete the appropriate section of your application, or contact your financial representative or the transfer agent. Consult the SAI for additional details (see the back cover of this prospectus).

Group Investment Program

A group may be treated as a single purchaser under the accumulation privilege. Each investor has an individual account, but the group’s investments are combined for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section entitled “Opening an account”), and individual investors may close their accounts at any time.

To utilize this program, you must contact your financial representative or the transfer agent to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).

CDSC Waivers

As long as the transfer agent is notified at the time you sell, the CDSC for Class A and Class C shares will be waived in the following cases:

•	to make payments through certain systematic withdrawal plans

•	redemptions pursuant to the Fund’s right to liquidate an account that is below the minimum account value stated below in “Dividends, taxation and account policies,” under the subsection “Small

24

SALIENT FUNDS SHARES PROSPECTUS

accounts” to make certain distributions from a retirement plan

•	because of shareholder death or disability

To utilize a waiver, you must contact your financial representative or the transfer agent. Consult the respective Fund’s SAI for additional details (see the back cover of this prospectus).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds back into the same share class of the same fund and account from which it was sold within 120 days without a sales charge, subject to fund minimums, as long as the transfer agent or your financial representative is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. Consult the Fund’s SAI for additional details.

To utilize this privilege, you must contact your financial representative or the transfer agent. Consult the respective Fund’s SAI for additional details (see the back cover of this prospectus).

Waivers for Certain Investors

Class A shares may be offered without front-end sales charges or CDSCs to the following individuals and institutions:

•	selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

•

financial intermediaries (such as a broker, dealer, financial planner, consultant, or registered investment advisor) that has entered into a signed agreement with the Fund and/or Distributor providing specifically for the use of Fund shares in certain retirement platforms, fee-based investment products or services (including wrap accounts) made available to clients

•

Fund trustees, officers and other individuals who are affiliated with these or other Salient funds, including employees of Salient and its affiliates (and their Immediate Family, as defined in the SAI).

To utilize a waiver, you must contact your financial representative or the transfer agent. Consult the Fund’s SAI for additional details (see the back cover of this prospectus).

Other Waivers

Front-end sales charges and CDSCs are not imposed in connection with the following transactions:

•

exchanges from one Salient fund contained in the Salient MF Trust to the same class of any other Salient fund contained in the Salient MF Trust (see “Transaction policies” in this prospectus for additional details)

•	dividend reinvestments (see “Dividends, taxation and account policies” in this prospectus for additional details)

Opening an Account

1	Read this prospectus carefully.

2	Determine how much you want to invest. The minimum initial investment for Class A and Class C shares of the Fund is $2,500 except as follows:

•	there is no minimum initial investment for certain group retirement plans using salary deduction or similar group methods of payment.

•	there is no minimum initial investment for fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the Distributor.

The minimum initial investment for Class I shares of the Fund is $1,000,000. This requirement, however, does not apply for investors in certain fee-based, wrap account or other investment platform programs that do not require the Fund to pay any type of administrative payments per shareholder account to any third party. A Fund may waive the minimum initial investment for other categories of investors at its discretion. There are no minimum investment requirements for subsequent purchases to existing accounts.

3	All shareholders must complete the account application, carefully following the instructions. If you have any questions, contact your financial representative or call the transfer agent at: 1-866-667-9228.

4	Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5	Make your initial investment using the instructions under “Buying shares.” You and your financial representative can initiate any purchase, exchange or sale of shares.

Important Information about Opening a New Account

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening

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SALIENT FUNDS SHARES PROSPECTUS

America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

For individual investors opening an account. When you open an account, you will be asked for your name, residential address, date of birth and Social Security number.

For investors other than individuals. When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (“TIN”) and may be requested to provide information on persons with authority or control over the account, such as name, residential address, date of birth and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help the transfer agent identify the entity. Please see the Mutual Fund Account Application for more details.

Orders in Proper Form

In order to receive a day’s price, your order must be received in good order by the close of the regular trading of the New York Stock Exchange (“NYSE”).

Buying Shares

Opening an account	Adding to an account

By check

•     Make out a check for the investment amount, payable to “Salient MF Trust.”

•     Deliver the check and your completed application to your financial representative or mail them to the transfer agent (address below).

•     Make out a check for the investment amount, payable to “Salient MF Trust.”

•     Fill out the detachable investment slip from an account statement. If no slip is available, include a note specifying the Fund name, the share class, your account number and the name(s) in which the account is registered.

•     Deliver the check and your investment slip or note to your financial representative, or mail them to the transfer agent (address below).

By exchange • Call your financial representative or the transfer agent to request an exchange.	• Call your financial representative or the transfer agent to request an exchange.

By wire

•     Deliver your completed application to your financial representative or mail it to the transfer agent

•     Obtain your account number by calling your financial representative or the transfer agent.

•     Obtain wiring instructions by calling the transfer agent.

•     Instruct your bank to wire the amount of your investment. Specify the Fund name, the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

•     Obtain wiring instructions by calling the transfer agent.

•     Instruct your bank to wire the amount of your investment. Specify the Fund name, the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By Internet • See “By exchange” and “By wire.”	• Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system. • Complete the “Bank information” section on your account application.

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SALIENT FUNDS SHARES PROSPECTUS

Opening an account	Adding to an account
By phone • See “By exchange” and “By wire.”

•     Verify that your bank or credit union is a member of
the ACH system.

•     Complete the “To purchase, exchange or redeem
shares via telephone” and “Bank information” sections
on your account application.

•     Call your financial representative or call the transfer
agent between 8:00 A.M. and 6:00 P.M., Eastern Time,
on most business days.

To add to an account using the Monthly Automatic
Accumulation Program, see “Additional investor services.”

Regular mail Salient MF Trust P.O. Box 182607 Columbus, Ohio 43218-2607	Express delivery Salient MF Trust 3435 Stelzer Road Columbus, Ohio 43219-8012	Transfer agent 1-866-667-9228

Selling Shares

To sell some or all of your shares
By letter • Accounts of any type. • Sales of any amount.

•     Write a letter of instruction or complete a stock power indicating the Fund name, the share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

•     Include all signatures and any additional documents that may be required (see next page).

•     Mail the materials to the transfer agent (address below).

•     A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

By Internet • Most accounts. • Sales of up to $100,000.	• Not currently available
By phone • Most accounts. • Sales of up to $100,000.	• Call your financial representative or call the transfer agent between 8:00 A.M. and 6:00 P.M., Eastern Time, on most business days.

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SALIENT FUNDS SHARES PROSPECTUS

To sell some or all of your shares
By wire or electronic funds transfer (EFT) • Requests by letter to sell any amount. • Requests by Internet or phone to sell up to $100,000.

•     To verify that the Internet or telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call the transfer agent.

•     Funds requested by wire will generally be wired the next business day. The Fund reserves the right to deduct funds from your account to offset the cost of the wire fee charged by the custodian bank. Your bank may also charge you a fee for this service.

•     Funds requested by EFT are generally available by the second business day. Your bank may charge you a fee for this service.

By exchange • Accounts of any type. • Sales of any amount.

•     Obtain a current prospectus for the Fund into which you are exchanging by accessing the Fund’s Web site by Internet, or by calling your financial representative or the transfer agent.

•     Call your financial representative or the transfer agent to request an exchange.

To sell shares through a systematic withdrawal plan, see “Additional investor services.”

Regular mail Salient MF Trust P.O. Box 182607 Columbus, Ohio 43218-2607	Express delivery Salient MF Trust 3435 Stelzer Road Columbus, Ohio 43219-8012	Transfer agent 1-866-667-9228

Selling shares in writing

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to the transfer agent and are still accurate. These items are shown in the table below. You may also need to include a medallion signature guarantee, which protects you against fraudulent orders. You will need a medallion signature guarantee if:

•	your address of record has changed within the past 15 days;
•	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	To sell some or all of your shares
Owners of individual, joint or UGMA/UTMA accounts (custodial accounts for minors)

•     Letter of instruction

•     On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered.

•     Medallion Signature Guarantee, if applicable (see above).

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SALIENT FUNDS SHARES PROSPECTUS

Seller	To sell some or all of your shares
Owners of corporate, sole proprietorship, general partner or association accounts

•     Letter of instruction.

•     Corporate business/organization resolution, certified within the past 12 months, or a Salient business/organization certification form (if not currently on file and/or the request is not signed by an authorized person).

•     On the letter and the resolution, the signature of the person(s) authorized to sign for the account.

•     Medallion Signature Guarantee, if applicable (see above).

Owners or trustees of trust accounts

•     Letter of instruction.

•     On the letter, the signature(s) of the trustee(s).

•     Certified copy of the trust document (if not already on file).

•     Medallion Signature Guarantee, if applicable (see above).

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)

•     Letter of instruction signed by surviving tenant(s).

•     Certified copy of death certificate.

•     Medallion Signature Guarantee, if applicable (see above).

•     Application completed by surviving tenant(s), if applicable.

Executors of shareholder estates

•     Letter of instruction signed by executor.

•     Copy of order appointing executor, certified within the past 12 months.

•     Medallion Signature Guarantee, if applicable (see above).

•     Application completed by surviving tenant(s), if applicable.

Administrators, conservators, guardians and other sellers or account types not listed above	• Call the transfer agent for instructions.

Regular mail Salient MF Trust P.O. Box 182607 Columbus, Ohio 43218-2607	Express delivery Salient MF Trust 3435 Stelzer Road Columbus, Ohio 43219-8012	Transfer agent 1-866-667-9228

Transaction Policies

Valuation of the Fund’s Shares

The net asset value (“NAV”) for each class of shares of the Fund is determined once daily as of the close of regular trading of the NYSE (typically 4:00 P.M., Eastern Time) on each business day that the NYSE is open. On holidays or other days when the NYSE is closed, the NAV is not calculated and the Fund does not conduct purchase or redemption transactions of its own shares. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the SEC. Each class of shares of the Fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that share class.

Valuation of Portfolio Securities

Except as noted below, securities held by the Fund may be primarily valued on the basis of market quotations or official closing prices from recognized exchanges. The Fund’s Advisor or administrator, as delegated by the Advisor, may use third

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SALIENT FUNDS SHARES PROSPECTUS

party pricing vendors to supply the valuations for the publicly traded securities and certain derivative securities in the portfolio:

Exchange-Traded Debt and Equity Securities: Debt and equity securities (including exchange-traded funds (“ETF”) and closed-end investment companies) traded on a recognized exchange or on the Nasdaq National Market Listing are valued using the last sale price on each security’s primary exchange on the valuation date.

Debt and Equity Securities Traded Over-The-Counter: Debt and equity securities traded over-the-counter (“OTC”) (but excluding the Nasdaq National Market Listing) are valued at the last reported sales price on the valuation date. In either of the foregoing cases, if there are no trades of the security on the valuation date, the price of the security shall generally be the mean of the reported bid and asked prices at market’s close on the valuation date. Certain short-term debt instruments with maturities of 60 days and shorter may be valued on the basis of amortized cost.

Exchange-Traded Options Contracts: Written/purchased option contracts on securities, currencies, indices and other financial instruments traded on one or more exchanges shall be valued on the valuation date at the last bid/ask price for options held long/short, respectively, from an exchange on which the option is listed. If no such bid/ask price is reported by such exchange on the valuation date, the Advisor’s valuation committee will determine the fair value of such options in good faith using publicly available data where possible.

OTC Options: Option contracts on securities, currencies and other financial instruments traded in the OTC market shall be valued at a price obtained from a broker (often the counterparty to the option) on the valuation date. If a broker price is not available, the Advisor’s investment committee will determine the fair value using industry standard models.

Futures: Exchange-traded futures are valued at the last trade on the primary exchange on which the futures contracts trade. Third party pricing vendors will be used as primary pricing sources for these contracts.

Swaps: Swaps are valued using prices obtained from third party pricing vendors, which are based on standard industry models using publicly available data where available. If prices from third party pricing vendors are not available, the Advisor’s investment committee will determine the fair value using industry standard models.

Forward Contracts: Forward foreign currency contracts shall be valued at prices supplied by a third party pricing vendor.

Government Obligations : U.S. Government obligations (including U.S. Treasury securities and U.S. Government Agency securities) shall be valued at prices supplied by a third party pricing vendor.

Securities Traded on Foreign Exchanges: The Fund may invest in securities primarily traded in the United States as well as foreign securities markets. The Fund utilizes fair value pricing on a daily basis for all securities that are not primarily traded in United States markets because trading in these securities typically is completed at times that can vary from the closing of the NYSE. This fair value pricing process for securities primarily traded on foreign exchanges uses the quotations of third party pricing vendors to value such securities unless the use of another fair valuation methodology is deemed appropriate by the Advisor’s investment committee. This policy is designed to help ensure that the Fund’s NAV per share appropriately reflects its investments’ values on the valuation date. If the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. Foreign currencies, securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. (Eastern standard time).

Private Securities with no Public Market, and Other Illiquid Securities: If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring before the Fund’s pricing time but after the close of the exchange or market on which the security is primarily traded, the security will be valued at its fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to estimate the fair value of securities to the Advisor’s valuation committee, and the actual calculation of a security’s fair value may be made by persons acting pursuant to the direction of the Trustees. Further, the Advisor may engage third party valuation firms to assist in determining the estimated fair values of such securities.

Fair value pricing of securities is intended to help ensure that the Fund’s NAV reflects the fair value of the Fund’s portfolio securities as of the close of regular trading on the valuation date, thus limiting the opportunity for aggressive traders or market timers to purchase shares of the Fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains. The use of fair value pricing has the effect of valuing a security based upon the price the Fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does

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SALIENT FUNDS SHARES PROSPECTUS

not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.

Investments in unregistered and open-ended investment companies: The fair value of investments in non-registered and open-ended investment companies is based on the NAV of that investment company in conformity with applicable accounting standards, so long as such fund’s NAV is based on fair value reporting of its underlying securities.

Deferred Tax Liability: As an investor in an MLP, the Fund will include its allocable share of the MLP’s Partnership Items in computing its taxable income. Because the Fund will be treated as a domestic taxable corporation, or so-called Subchapter “C” corporation, for federal tax purposes, it will incur tax expenses. In calculating its net asset value, the Fund will account for any deferred tax liability and/or asset.

The Fund will accrue, in accordance with generally accepted accounting principles, a deferred income tax liability, at an assumed federal, state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions it receives on equity securities of MLPs that are considered to be returns of capital. Any deferred tax liability will reduce the Fund’s net asset value.

The Fund will accrue, in accordance with generally accepted accounting principles, a deferred tax asset, which reflects an estimate of its future tax benefit associated with net operating losses and net realized and unrealized capital losses. Any deferred tax asset will increase the Fund’s net asset value. To the extent the Fund has a deferred tax asset, consideration is given as to whether a valuation allowance is required, which would offset the value of some or all of the deferred tax asset. The need to establish a valuation allowance for a deferred tax asset is assessed periodically by the Fund based on the criterion established by the Financial Accounting Standards Board, Accounting Standards Codification 740 (ASC 740, formerly SFAS No. 109), that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryover periods and the associated risk that net operating loss carryovers may expire unused.

The Fund’s deferred tax liability and/or asset is determined using estimates of effective tax rates expected to apply to taxable income in the years the tax liability of benefit is realized. For purposes of estimating the Fund’s deferred tax liability and/or asset for financial statement reporting and determining its net asset value, the Fund will be required to rely, to some extent, on information provided by the MLPs in which it invests. Such information may not be received in a timely manner, with the result that the Fund’s estimates regarding its deferred tax liability and/or asset could vary from its actual tax liability; as a result, the determination of the Fund’s actual tax liability may have a material impact on its net asset value. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset as new information becomes available. Modifications of such estimates or assumptions or changes in applicable tax law could result in increases or decreases in the Fund’s net asset value, which could be material.

Buy and Sell Prices

When you buy shares, you pay the NAV, plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV, minus any applicable deferred sales charges.

Execution of Requests

The Fund is open on those days when the NYSE is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after the transfer agent receives your request in good order. In unusual circumstances, the Fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by telephone. During these times, consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone Transactions

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which names or mailing addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges

You may exchange shares of a class of the Fund for shares of the same class of any other Salient fund contained in the Salient MF Trust that is then offering that class, generally without paying any sales charges. The registration for both accounts must be identical. Class C shares will continue to age from the original date and will retain the same CDSC rate. For

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SALIENT FUNDS SHARES PROSPECTUS

further details, see “Additional Information Concerning Taxes” in the Fund’s SAI for information regarding taxation upon the redemption or exchange of shares of the Fund (see the back cover of this prospectus). The Fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional Services and Programs” in the respective Fund’s SAI (see the back cover of this prospectus).

Excessive Trading

The Fund is intended for long-term investment purposes, and thus purchases, redemptions and exchanges of Fund shares should be made with a view toward long-term investment objectives. Excessive trading, short-term trading and other abusive trading activities may be detrimental to the Fund and its long-term shareholders by disrupting portfolio management strategies, increasing brokerage and administrative cost, harming Fund performance and diluting the value of shares. Such trading may also require the Fund to sell securities to meet redemptions, which could cause taxable events that impact shareholders. If your investment horizon is not long-term, then you should not invest in the Fund.

The Board has adopted policies and procedures that seek to discourage and not accommodate excessive or short-term trading activities. These policies and procedures include, among other things, use of fair value pricing of international securities and periodic review of shareholder trading activity.

Despite the Fund’s efforts to detect and prevent abusive trading activity, there can be no assurance that the Fund will be able to identify all of those who may engage in abusive trading and curtail their activity in every instance. In particular, it may be difficult to curtail such activity in certain omnibus accounts and other accounts traded through intermediaries, despite arrangements the Fund has entered into with the intermediaries to provide access to account level trading information. Omnibus accounts are comprised of multiple investors whose purchases, exchanges and redemptions are aggregated before being submitted to the Fund.

Account Information

The Fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the Fund may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

Certificated Shares

The Fund does not issue share certificates. Shares are electronically recorded.

Sales in Advance of Purchase Payments

When you place a request to sell shares in good order for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Distributions, Taxation and Account Policies

Account Statements

In general, you will receive account statements as follows:

•	after every transaction (except a dividend reinvestment, automatic investment or systematic withdrawal) that affects your account balance

•	after any changes of name or address of the registered owner(s)

•	in all other circumstances, monthly

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by February 15.

Dividends and Distributions

It is the policy of the Fund to distribute quarterly substantially all of the distributions received on its investments. The Fund’s distributions may exceed the amount the Fund receives from the underlying MLPs. The Fund anticipates that, due to the tax characterization of cash distributions made by MLPs, a significant portion of its distributions to shareholders will consist of return of capital for U.S. federal income tax purposes. In general, a distribution will constitute a return of capital to a shareholder, rather than a dividend, to the extent such distribution exceeds the Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s basis in the Fund’s shares and in the shareholder’s recognizing more gain or less loss (that is, will result in an increase of a shareholder’s tax liability) when the shareholder later sells shares of the Fund. Distributions in excess of a shareholder’s adjusted tax basis in its shares are generally treated as capital gains. Unless requested otherwise, dividends and other distributions will be automatically reinvested in additional shares of the applicable Fund at the NAV per share in effect on the day after the record date. The Trust is an open-end registered investment company under

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SALIENT FUNDS SHARES PROSPECTUS

the 1940 Act. As such, the Fund is generally limited under the 1940 Act to one distribution in any one taxable year of long-term capital gains realized by the Fund.

Provisions of the 1940 Act and rules thereunder require the Fund to provide a written statement accompanying payment from any source other than income that adequately discloses the source or sources of such payment. Thus, because distributions may include cash received as return of capital from the Fund’s portfolio investments or return of the Fund’s investors’ capital, if capital was the source of a distribution and the payment amounted to a return of capital, the Fund would provide written notice to that effect. Nevertheless, shareholders who periodically receive distributions from the Fund may be under the impression that such payments are made from income, when, in fact, they are not. The amount of the Fund’s distribution that constitutes a return of capital represents a return of a shareholder’s original investment in shares. Accordingly, shareholders should carefully read any written disclosure accompanying a distribution and should not assume that the source of payment is income.

Tax Matters

Federal Income Taxation of the Fund. The Fund is classified for federal tax purposes as a domestic taxable corporation or so-called Subchapter “C” corporation. As a “C” corporation, the Fund will incur federal income tax (currently at a maximum rate of 35%) and state income tax on its taxable income. The Fund invests primarily in MLPs, which generally are treated as partnerships for federal income tax purposes.

As a partner in the MLPs, the Fund must report its allocable share of the MLPs’ taxable income in computing its taxable income, regardless of the extent (if any) to which the MLPs make distributions. Based upon the Advisor’s review of the historic results of the types of MLPs in which the Fund invests, the Advisor expects that the cash flow received by the Fund with respect to its MLP investments will generally exceed the taxable income allocated to the Fund (and this excess generally will not be currently taxable to the Fund but, rather, will result in a reduction of the Fund’s adjusted tax basis in each MLP as described in the following paragraph). This is the result of a variety of factors, including significant non-cash deductions, such as accelerated depreciation. There is no assurance that the Advisor’s expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there may be greater tax expense borne by the Fund and less cash available to distribute to shareholders or to pay expenses.

The Fund will be subject to U.S. federal income tax at the regular graduated corporate tax rates on any gain recognized by the Fund on any sale of equity securities of an MLP. As explained above, cash distributions from an MLP to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities.

Federal Income Taxation of Shareholders. Receipt of Distributions. Distributions made to shareholders by the Fund will generally constitute dividends to the extent of the shareholder’s allocable share of the Fund’s current or accumulated earnings and profits (E&P”), as calculated for federal income tax purposes. Generally, a corporation’s E&P are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the types of MLPs in which the Fund intend to invests, the Advisor anticipates that the distributed cash from the MLPs generally will exceed the Fund’s share of the MLPs’ taxable income. Consequently, the Advisor anticipates that only a portion of the Fund’s distributions will be treated as dividend income to a shareholder. To the extent that distributions to a shareholder exceeds the investor’s allocable share of the Fund’s current and accumulated E&P, the basis in the Fund’s shares with respect to which the distribution is made will be reduced, which will increase the amount of gain (or decrease the amount of loss) realized upon a subsequent sale or redemption of such shares. To the extent an investor holds such shares as a capital asset and has no further basis in the shares to offset the distribution, the investor will report the excess as capital gain. Such gain will be long-term capital gain if the investor has held the shares for more than one year.

Distributions treated as dividends under the foregoing rules generally will be taxable as ordinary income to you but are generally expected to be treated as “qualified dividend income.” Under federal income tax law, qualified dividend income received by individuals and other non-corporate shareholders is taxed at long-term capital gain rates, which currently reach a maximum of 20%. For a dividend to constitute qualified dividend income, the shareholder generally must hold the shares paying the dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date, although a longer period may apply if the shareholder engages in certain risk reduction transactions with respect to the common stock.

In addition to constituting qualified dividend income to non-corporate investors, such dividends are expected to be eligible for the dividends received deduction available to corporate shareholders. However, corporate shareholders should be aware that certain limitations apply to the availability of the dividends received deduction. Corporate shareholders should consult their own tax advisors regarding the application of these limitations to their particular situations.

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If you participate in the Fund’s automatic dividend reinvestment plan, upon the Fund’s payment of a dividend to you, you will be treated for federal income tax purposes as receiving a taxable distribution from such Fund in an amount equal to the fair market value of the shares issued to you under the plan. The portion of such a distribution that is treated as dividend income will be determined under the rules described above.

In general, individual U.S. Shareholders currently are subject to a maximum federal income tax rate of 20% on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in Fund shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. The Fund will send to each U.S. Shareholder, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. Shareholder’s taxable income for such year as ordinary income (including the portion, if any, taxable at the lower effective rate currently applicable to “qualified dividends”) and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for treatment as “qualified dividends”). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. Shareholder’s particular situation.

Investment by Tax-Exempt Investors and Regulated Investment Companies. Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on their unrelated business taxable income, or UBTI. A tax-exempt investor will not have UBTI attributable to its ownership, sale, or the redemption of the Fund’s shares unless its ownership is debt-financed. In general, shares are considered to be debt-financed if the tax-exempt owner of the shares incurred debt to acquire the shares or otherwise incurred a debt that would not have been incurred if the shares had not been acquired.

Special considerations for non-US investors apply – see discussion in the SAI.

Dividend Reinvestments

Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If any of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Taxability of Dividends

For investors who are not exempt from federal income taxes, dividends you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the Fund’s short-term capital gains are taxable as ordinary income. Dividends from the Fund’s long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the Fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Cost Basis Reporting

The Fund will be required to report to the IRS, and furnish to Fund shareholders, detailed “cost basis” and “holding period” information for Fund shares acquired (“covered shares”) that are redeemed. If you redeem covered shares during any year, the Fund will report the following information to the IRS and to you on Form 1099-B: (i) the “cost basis” of such shares; (ii) the gross proceeds you received on the redemption; and (iii) the “holding period” for the redeemed shares.

The default method for calculating the cost basis of covered shares will be based on the average cost of all Fund shares you purchased prior to a particular redemption. If you and your financial or tax advisor determine another calculation method may be more beneficial for your individual tax situation, you will be able to elect another IRS-accepted method by notifying the Fund’s transfer agent in writing.

You should contact your financial or tax advisor about the application of the cost basis reporting rules to you, particularly whether you should elect a cost basis calculation method or use the default average basis.

Buying a Dividend

Purchasing the Fund’s shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution

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SALIENT FUNDS SHARES PROSPECTUS

whether the value of your investment decreased, increased or remained the same after you bought the Fund’s shares.

The risk in buying a dividend is that the Fund’s portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The Fund distributes those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the Fund’s portfolio.

Taxability of Transactions

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small Accounts

If the value of your account is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, the Fund may deduct from your account $15 a year to maintain your account. If your account is closed for this reason, you will not be charged any CDSC that otherwise may apply.

Additional Investor Services

Monthly Purchase Program (Class A and Class C shares only)

The monthly purchase program lets you set up regular investments from paychecks or bank accounts to the Salient funds. Investors determine the frequency and amount of investments ($250 minimum per month), and they can terminate the program at any time. To establish, you must satisfy the minimum initial investment requirements specified in the section “Opening an account” and complete the appropriate parts of the account application.

Systematic Withdrawal Plan (Class A and Class C shares only)

This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

•	Make sure you have at least $5,000 worth of shares in your account.

•

Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you because of sales charges).

•	Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

•	Determine the schedule: monthly, quarterly, semiannually, annually or in certain selected months.

•	Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

Disclosure of Fund Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available (i) in the Fund’s SAI; and (ii) on the Fund’s Web site, www.salientfunds.com. The Fund’s holdings are also disclosed quarterly in filings with the SEC on Form N-Q as of the end of the first and third quarters of the Fund’s fiscal year and on Form N-CSR as of the second and fourth quarters of the Fund’s fiscal year.

For More Information

Two documents are available that offer further information on the Fund:

Annual/Semiannual Report to Shareholders (when available)

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).

Statement of Additional Information

The SAI contains more detailed information on all aspects of the Fund and includes a summary of the Fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI for the Fund has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

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SALIENT FUNDS SHARES PROSPECTUS

To Obtain a Free Copy of these Documents

There are several ways you can get a current annual/semiannual report (when available), prospectus or SAI from Salient:

Online:	www.salientfunds.com

By mail:	Salient MF Trust P.O. Box 182607 Columbus, Ohio 43218-2607

By phone:	1-866-667-9228

You can also view or obtain copies of these documents through the SEC:

Online: www.sec.gov

By e-mail (duplicating fee required): publicinfo@sec.gov

By mail (duplicating fee required):	Public Reference Section Securities and Exchange Commission Washington, DC 20549-0102

In person: at the SEC’s Public Reference Room in Washington, D.C.

For access to the Reference Room call 1-800-732-0330.

SEC file number: 811-22678

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SALIENT MF TRUST

Statement of Additional Information

January 29, 2014

Fund	Class	Ticker Symbol
Salient MLP Fund	Class A	[ ]
	Class C	[ ]
	Class I	[ ]

This Statement of Additional Information (“SAI”) provides information about the series of Salient MF Trust (the “Trust”) listed above. The Salient MLP Fund (the “Fund”) is a series of the Trust. The information in this SAI is in addition to the information that is contained in the Fund’s prospectus dated January 29, 2014.

This SAI is not a prospectus, but is incorporated by reference into the Fund’s prospectus. It should be read in conjunction with the Fund’s prospectus. Copies of the prospectus and shareholder reports (when available) can be obtained free of charge by contacting:

Citi Fund Services Ohio, Inc.

3435 Stelzer Road

Columbus, Ohio 43219

1-866-667-9228

www.salientfunds.com

ORGANIZATION OF SALIENT MF TRUST

The Trust was organized on November 15, 2011 as a Delaware statutory trust under the laws of the State of Delaware and is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition to the Fund, the Trust presently has five series, Salient Risk Parity Fund, Salient MLP & Energy Infrastructure Fund II, Salient Alternative Beta Fund, Salient Trend Fund and Salient Global Equity Fund.

Salient Capital Advisors, LLC (“SCA” or, the “Advisor”), a Texas limited liability company located at 4265 San Felipe, Suite 800, Houston, Texas 77027, is the investment advisor to the Fund. The Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. The Advisor is a wholly-owned subsidiary of Salient Partners, L.P. (“Salient”), a Houston-based investment firm. As of December 31, 2013, the Advisor and its affiliates managed or advised assets of approximately $19.3 billion, including $2.8 billion invested in master limited partnerships and energy companies. The Advisor is also registered with the Commodities Futures Trading Commission (“CFTC”) as a commodity trading advisor and is a member of the National Futures Association (“NFA”), but is an “exempt commodity pool operator” under CFTC rules.

The Fund’s fiscal year ends December 31 and the Fund’s tax year ends November 30.

INVESTMENT POLICIES AND RISKS

The principal strategies and risks of investing in the Fund are described in the prospectus. Unless otherwise indicated in the prospectus or this SAI, the investment objective and policies of the Fund may be changed without shareholder approval.

Investment Strategies

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of MLPs. The Fund may also invest in securities of Other Energy Companies and securities issued by open and closed-end investment companies, including money market funds, actively-managed and index exchange-traded funds (“ETFs”) and exchange traded notes (“ETNs”), U.S. government securities, debt securities, cash and/or other cash equivalents, as investments or to provide asset coverage for any borrowings. The Fund may also use certain derivatives such as swaps, options and futures to hedge and/or supplement its investment portfolio. The Fund’s investments may be in issuers of any market capitalization ranges. The Fund is non-diversified, which means that it may invest in a limited number of issuers.

MLPs are entities that are structured as “master limited partnerships,” which are limited partnerships and limited liability companies (and certain of their general partners and affiliates) that are publicly traded and are treated as partnerships for U.S. federal income tax purposes. The units for these entities are listed and traded on a U.S. securities exchange. To qualify as an MLP, the entity must receive at least 90% of its gross income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage, gathering, processing, distribution and marketing of mineral or natural resources. Limited partnerships have two classes of interests: general partner interests and limited partner interests. The general partner typically controls the operations and management of the partnership through an equity interest in the partnership (typically up to 2% of total equity). Limited partners own the remainder of the partnership and have a limited role in the partnership’s operations and management.

MLPs organized as limited partnerships generally have a general partner interest and two classes of limited partner interests — common units and subordinated units. The general partner interest may be held by either a private or publicly traded corporation or other entity. In many cases, the general partner owns common units, subordinated units and incentive distribution rights (“IDRs”) in addition to its general partner interest in the MLP. MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid while any subordinated units remain outstanding. Once common units have been paid, subordinated units receive distributions in an amount up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD that is paid with respect to both common and subordinated units generally is distributed to both common and subordinated units on a pro rata basis.

Whenever a distribution is paid to either common unitholders or subordinated unitholders, the general partner is paid a proportional distribution. The holders of IDRs (usually the general partner) are eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the IDRs can reach a tier where the holder receives 48% of every incremental dollar paid to partners. These IDRs encourage the general partner to streamline costs, make investments and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of such MLP.

The Fund intends to focus on investment in MLPs classified as Midstream MLPs. As described below, the Fund sub-categorizes MLPs into the following groups:

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Midstream MLPs are MLPs that principally own and operate Midstream Assets. Midstream Assets are the logistical assets used in the energy sector and are engaged in (a) the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline); (b) the gathering, transportation (including marine) and storage of crude oil; and (c) the transportation and storage of refined products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. Midstream MLPs may also operate ancillary businesses including the marketing of commodities and logistical services. Midstream MLPs include: (a) MLPs that provide transportation and distribution services of energy-related products through the ownership and operation of marine transportation vessels (including tankers, barges and tugboats); and (b) General Partner MLPs whose assets consist of ownership interests of an affiliated Midstream MLP.

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MLPs other than Midstream MLPs are those MLPs that operate (i) other assets that are used in the energy sector, including assets used in exploring developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or (ii) that provide energy related services. Such MLPs can be classified into one of the following groups:

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Upstream MLPs are businesses engaged in the acquisition, exploitation, development and production of natural gas, natural gas liquids and crude oil. An Upstream MLP’s cash flow and distributions are driven by the amount of oil, natural gas, natural gas liquids and oil produced and the demand for and price of such commodities. As the underlying reserves of an Upstream MLP are produced, its reserve base is depleted. Upstream MLPs may seek to maintain or expand their reserves and production through the acquisition of reserves from other companies and the exploration and development of existing resources.

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Coal MLPs are engaged in the owning, leasing, managing, production and sale of various grades of steam and metallurgical grades of coal. The primary use of steam coal is for electric generation (steam coal is used as a fuel for steam-powered generators by electrical utilities). The primary use of metallurgical coal is in the production of steel (metallurgical coal is used to make coke, which, in turn, is used as a raw material in the steel manufacturing process).

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Propane MLPs are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 6% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

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MLPs may also own other assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity or provide energy-related services, such as refining and distribution of specialty refined products. While these MLPs do not fit into one of the three categories listed above, they are publicly traded and generate qualified income and qualify for federal tax treatment as partnerships.

The Fund may invest directly or indirectly in Other Energy Companies (together with MLPs, “Energy Companies”), which may include Midstream Companies.

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Other Energy Companies are companies, other than MLPs, that own and operate assets (including interests in MLPs) that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy-related services. Such companies, for purposes of this definition, (a) derive at least 50% of their revenues or operating income from operating such assets or providing services for the operation of such assets or have such assets that represent the majority of their assets, or (b) are MLP Affiliates. Other Energy Companies may include Midstream Companies.

•	Midstream Companies are companies, other than MLPs, that own and operate Midstream Assets.

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MLP Affiliates are affiliates of MLPs, such as MLP general partners, substantially all of whose assets consist of units or ownership interests of an affiliated MLP (which may include general partner interests, incentive distribution rights, common units and subordinated units) and are structured as C Corporations for U.S. federal income tax purposes. MLP Affiliates are not treated as partnerships for U.S. federal income tax purposes. MLP Affiliates also include MLP I-Shares, which represent an indirect investment in the equity securities of MLPs.

Other Energy Companies can be broadly divided into five groups:

Upstream:	Companies engaged in exploring, developing and producing natural gas, natural gas liquids, crude oil and coal.

Midstream:	Companies engaged in transporting, gathering, processing, storing and delivering natural gas, natural gas liquids, crude oil and refined products for use by end users.

Downstream:	Companies engaged in refining, marketing and distributing crude oil and refined products to end customers.

Power:	Companies engaged in generating, transmitting and distributing electricity.

Energy Services:	Companies that provide services to the Upstream, Midstream and Downstream sectors of the energy industry.

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With respect to investment in any single issuer, the Fund may invest up to, but not more than, the greater of: (i) 10% of its total assets; or (ii) 120% of the Alerian MLP Index (“AMZ”) weighting for such issuer.

•	The Fund may invest up to 15% in unregistered and other illiquid securities.

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The Fund may engage in covered call writing. The Fund currently expects to write call options for the purpose of generating realized gains or reducing the Fund’s ownership of certain securities. The Fund will only write call options on securities that the Fund holds in its portfolio (i.e., covered calls). To a lesser extent, the Fund currently expects to write call options for the purpose of generating additional income and realized gains or reducing the Fund’s ownership of certain securities. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If the Fund writes a call option on a security, the Fund has the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When the Fund writes a call option, an amount equal to the premium received by the Fund will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund as realized gains from investments on the expiration date. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as the writer of the option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

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The Fund also may use various hedging and other risk management strategies to seek to manage various risks including market, credit and tail risks. Such hedging strategies would be utilized to seek to protect the value of the Fund’s portfolio, for example, against possible adverse changes in the market value of securities held in the portfolio. The Fund may execute its hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes and entering into total return swap contracts.

Interest Rate Swaps. The Fund may utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on any borrowings. Such interest rate swaps would principally be used to protect against higher costs on any borrowings resulting from increases in short-term interest rates. The majority of interest rate hedges would be interest rate swap contracts with financial institutions.

Use of Arbitrage and Other Derivative-Based Strategies. The Fund may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, the Fund may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in the Fund’s portfolio; (ii) purchase call options or put options; (iii) enter into total return swap contracts; or (iv) sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, the Fund purchases a stock outright; whereas with a short position, the Fund would sell a security that it does not own and must borrow to meet the Fund’s settlement obligations. The Fund will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when the Fund replaces the borrowed security. A total return swap is a contract between two parties designed to replicate the economics of directly owning a security. The Fund may enter into total return swaps with financial institutions related to equity investments in certain MLPs.

Other Risk Management Strategies. To a lesser extent, the Fund may use various hedging and other risk management strategies to seek to manage market risks. Such hedging strategies would be utilized to seek to protect against possible adverse changes in the market value of securities held in the Fund’s portfolio, or to otherwise protect the value of the Fund’s portfolio. The Fund may execute its hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes.

•	The Fund may also use certain derivatives such as swaps, options and futures for non-hedging purposes to supplement its investment portfolio.

The Fund may invest a portion of its assets in shares of initial public offerings (“IPOs”), consistent with its investment objective and policies. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance likely will decrease as such fund’s asset size increases, which could reduce such fund’s returns. IPOs may not be consistently available to the Fund for investing. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO shares for a very short period of time. This may increase turnover and may lead to increased expenses, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

The percentage limitations applicable to the portfolio described above apply at the time of investment, and the Fund will not be required to sell securities due to subsequent changes in the value of securities owned. However, although the Fund may not be required to sell securities due to subsequent changes in value, if such changes cause the Fund to have invested less than 80% of total assets in securities of MLPs, the Fund will be required to make future purchases of securities in a manner so as to come into compliance with this investment policy. The Fund will invest primarily in companies located in North America, but the Fund may invest in companies located anywhere in the world.

The Fund intends to utilize leverage through borrowings in seeking its objective. The Fund will seek to use such borrowings to minimize the effects of deferred tax liability accruing on any unrealized gains and arising from the Fund’s taxable structure. Any borrowings, which will be in the form of loans from banks, may be on a secured or unsecured basis and at fixed or variable rates of interest. The Fund’s ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings, which means that the Fund may borrow an amount up to 33 1/3% of the value of its total assets (which represents 50% of net assets), although the Fund currently anticipates that its borrowings generally will be approximately 25% of the value of its total assets (which represents 37.5% of net assets). The Fund will borrow only if the value of the Fund’s assets, including borrowings, is equal to at least 300% of all borrowings, including the proposed borrowing. If at any time the Fund should fail to meet this 300% coverage requirement, within three business days (not including Sundays and holidays), the Fund will seek to reduce its borrowings to the requirement. To do so, or to meet maturing bank loans, the Fund may be required to dispose of portfolio securities when such disposition might not otherwise be desirable. Interest on money borrowed is an expense of the Fund. The Fund also may lend the securities in its portfolio to brokers, dealers and other financial institutions. There may be times when the Fund determines not to use borrowings.

There can be no assurance that the Fund will achieve its objective.

The Board can change the Fund’s investment objective and strategies without shareholder approval. Shareholders will receive written notice of at least 60 days prior to any change of the Fund’s investment objective.

Segregation of assets

As an open-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” (often referred to as “asset segregation” or “earmarking”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forwards contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to its daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

The Fund generally will use liquid assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable SEC and SEC staff positions. As a result of their segregation, any liquid asset segregated may not be used for other operational purposes, unless replaced by other liquid assets as may be determined by the Advisor. The Advisor will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments.

Temporary defensive investing

The Fund can hold uninvested cash or can invest it in cash equivalents such as money market instruments, interests in short-term investment funds, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

The Fund also may adopt temporary defensive positions by investing up to 100% of its assets in these instruments, even if the investments are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. To the extent the Fund invests in these temporary investments in this manner, the Fund may not achieve its investment objective.

Portfolio

At any given time, it is expected that the Fund’s portfolio will have some or all of the following types of investments: (i) equity securities of MLPs, including common units, subordinated units, general partner interests and incentive distribution rights from: (a) Midstream MLPs, (b) Upstream MLPs, (c) Coal MLPs, and/or (d) Propane MLPs, (ii) equity securities of Other Energy Companies (including Midstream Companies and MLP Affiliates, which also include MLP I-Shares), and (iii) debt securities of MLPs (including Midstream MLPs) and Other Energy Companies (including Midstream Companies and MLP Affiliates). It is expected that the focus of the Fund’s portfolio investments will be in securities of Midstream MLPs. The Fund may invest in the equity securities of MLPs and Other Energy Companies either directly or indirectly. A description of the Fund’s investment policies and restrictions and more information about the Fund’s portfolio investments are contained in this SAI and the prospectus.

Equity Securities of MLPs. The following summarizes in further detail certain features of equity securities of MLPs.

Common Units. Common units represent a limited partner interest in an MLP and may be listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of such MLP. The Fund intends to purchase common units in market transactions as well as in primary issuances directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and, in most instances, have no ability to annually elect directors. In the event of liquidation, common units have preference over subordinated units to the remaining assets of such MLP, but are subordinated to debt and preferred units in the event of a liquidation.

Subordinated Units. Subordinated units are typically issued by MLPs to their original sponsors, such as their management teams, corporate general partners, entities that sell assets to the MLP, and outside investors such as the Fund. The Fund may purchase subordinated units from these persons as well as newly issued subordinated units from the MLPs. Subordinated units have similar limited voting rights as common units and are generally not publicly traded. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors.

General Partner Interests. General partner interests of MLPs are typically retained by their respective original sponsors, such as its management teams, corporate partners, entities that sell assets to the MLPs, and investors such as the Fund. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in such general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the unitholders of the MLP choose to remove the general partner, typically with a supermajority vote by the limited partners.

Incentive Distribution Rights (“IDRs”). Holders of IDRs are entitled to a larger share of the cash distributions after the distributions to common unit holders meet certain prescribed levels. IDRs are generally attributable to the holder’s other equity interest (typically a general partner interest and subordinated units) in the MLP and permit the holder to receive a disproportionate share of the cash distributions above stated levels.

Equity Securities of Other Energy Companies such as Midstream Companies and MLP Affiliates. The following summarizes in further detail certain features of equity securities of Other Energy Companies.

Equity securities of Other Energy Companies, including Midstream Companies and MLP Affiliates, consist of common equity, preferred equity and other securities convertible into equity securities of such companies. Holders of common shares are typically entitled to one vote per share on all matters to be voted on by shareholders. Holders of preferred equity can be entitled to a wide range of voting and other rights, depending on the structure of each separate security. Securities convertible into equity securities of Other Energy Companies generally convert according to set ratios into common shares and are, like preferred equity, entitled to a wide range of voting and other rights. These securities are typically listed and traded on U.S. securities exchanges or over-the-counter. The Fund intends to invest in equity securities of Other Energy Companies, including Midstream Companies and MLP Affiliates, primarily through market transactions as well as primary issuances directly from such Companies or other parties in private placements.

I-Shares. The Fund will directly invest in i-shares or other securities issued by MLP Affiliates. I-shares represent an ownership interest issued by an affiliated party of a MLP. The MLP Affiliate uses the proceeds from the sale of i-shares to purchase limited partner interests in the MLP in the form of i-units. I-units have similar features as common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP Affiliate receives additional i-units in an amount equal to the cash distributions received by the holders of the common units. Similarly, holders of i-shares will receive additional i-shares, in the same proportion as the MLP Affiliate’s receipt of i-units, rather than cash distributions. I-shares themselves have limited voting rights which are similar to those applicable to common units. The MLP Affiliate issuing the i-shares is structured as a corporation for federal income tax purposes and is not treated as a partnership for federal income tax purposes.

Securities of Private Midstream Partnerships and Private Midstream Companies. The Fund’s investments in the equity securities of private midstream partnerships and private Midstream Companies will typically be made with the expectation that such assets will be contributed to a newly-formed MLP or sold to or merged with an existing MLP within approximately one to two years. The Fund expects that such companies will typically be partnerships structured like MLPs. Fund investments will typically be common units and subordinated units of such entity.

Debt Securities of Energy Companies. The debt securities in which the Fund will invest provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred and payment-in-kind features. Certain debt securities are “perpetual” in that they have no maturity date. Certain debt securities are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligations or for an initial period after the issuance of the obligation. Because the risk of default is higher for below investment grade and unrated debt securities than for investment grade securities, the Advisor’s research and credit analysis is a particularly important part of making investment decisions on securities of this type. The Advisor will attempt to identify those issuers of below investment grade and unrated debt securities whose financial condition the Advisor believes is sufficient to meet future obligations or has improved or is expected to improve in the future. The Advisor’s analysis focuses on relative values based on such factors as interest coverage, fixed charges coverage, asset coverage, operating history, financial resources, earnings prospects and the experience and managerial strength of the issuer.

ETFs. The Fund may purchase ETFs and ETNs. ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly.

ETNs. The Fund may invest in ETNs. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

Securities of Other Investment Companies. The Fund may invest in shares of other investment companies, including ETFs, money market mutual funds and closed-end investment companies, to the extent permitted by the 1940 Act. To the extent the Fund invests in shares of an investment company, it will bear its pro rata share of the other investment company’s expenses, such as investment advisory and distribution fees and operating expenses.

Forwards, Futures, Swaps and Options. The Fund may purchase and sell in the U.S. or abroad futures contracts, put and call options, forward contracts, swaps and options on securities, swaptions, futures, broadly-based stock indices and currencies. In the future, the Fund may employ instruments and strategies that are not presently contemplated, but which may be subsequently developed, to the extent such investment methods are consistent with the Fund’s investment objectives, and are legally permissible. The Fund may buy and sell these investments for a number of purposes, including hedging, investment or speculative purposes. For example, it may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a substitute for purchasing individual securities. Some of these strategies, such as selling futures, buying puts and writing covered calls, may be used to hedge the Fund’s portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, tend to increase the Fund’s exposure to the securities market.

Investment Risks

Risks of Investment Activities Generally

All securities investing and trading activities risk the loss of capital. No assurance can be given that the Fund’s investment activities will be successful or that the Fund’s shareholders will not suffer losses.

Leverage and Borrowing Risk

The Fund may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. This borrowing may be unsecured. The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Code. In addition, certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Fund’s Advisor from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Borrowing has a leveraging effect because it tends to exaggerate the effect on the Fund’s net asset value (“NAV”) per share of any changes in the market value of its portfolio securities. Money borrowed will be subject to interest costs and other fees, which may or may not be recovered by earnings on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of a fund compared with what it would have been without leverage.

The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a Fund can be viewed as constituting a form of “senior security” of the Fund for purposes of the 1940 Act. These transactions may include selling securities short, buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in when-issued, delayed-delivery, forward-commitment or reverse repurchase transactions and other trading practices that have a leveraging effect on the capital structure of a Fund or may be viewed as economically equivalent to borrowing. A borrowing transaction will not be considered to constitute the issuance of a “senior security” by the Fund if the Fund (1) maintains an offsetting financial position, (2) maintains liquid assets in a sufficient value to cover the Fund’s potential obligation under the borrowing transaction not offset or covered as provided in (1) and (3), or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction). The Fund’s holdings in such instruments are marked-to-market daily to ensure proper coverage. The Fund may have to buy or sell a security at a disadvantageous time or price in order to cover such transaction. In addition, assets being maintained to cover such transactions may not be available to satisfy redemptions or for other purposes or obligations.

Conflicts of Interest of Salient

For purposes of this section, the term “Salient” refers collectively to Salient Partners, L.P. and/or the Advisor.

Conflicts of interest may arise because Salient and its affiliates generally carry on substantial investment activities for other clients in which the Fund will have no interest. Salient or its affiliates may have financial incentives to favor certain of such accounts over the Fund. Any of their proprietary accounts and other customer accounts may compete with the Fund for specific trades. Salient or its affiliates may buy or sell securities for the Fund which differ from securities bought or sold for other accounts and customers, although their investment objectives and policies may be similar to those of the Fund. Situations may occur when the Fund could be disadvantaged because of the investment activities conducted by Salient or its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Fund and the other accounts, thereby limiting the size of the Fund’s position, or the difficulty of liquidating an investment for the Fund and the other accounts where the market cannot absorb the sale of the combined position.

The Fund’s investment opportunities may be limited by affiliations of Salient or its affiliates with Energy Companies. In addition, to the extent that Salient sources and structures private investments in Energy Companies, certain employees of Salient may become aware of actions planned by these companies, such as acquisitions, that may not be announced to the public. Although Salient maintains procedures to ensure that any material non-public information available to certain Salient employees not be shared with those employees responsible for the purchase and sale of publicly traded securities, it is possible that the Fund could be precluded from investing in a company about which Salient has material non-public information.

The Advisor also manages other Funds that have investment objectives and strategies that are similar to and/or overlap with that of the Fund (collectively, “Affiliated Funds”). In particular, certain Affiliated Funds invest in MLPs (including Midstream MLPs) and Other Energy Companies (including Midstream Companies). Furthermore, the Advisor may, at some time in the future, manage other investment funds with the same investment objective as the Fund. Investment decisions for the Fund are made independently from those of Salient’s other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by

Salient or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold are allocated among the clients on a good faith equitable basis by Salient in its discretion in accordance with the clients’ various investment objectives and procedures adopted by Salient and approved by the Board. In some cases, this system may adversely affect the price or size of the position that the Fund may obtain. In other cases, however, the Fund’s ability to participate in volume transactions may produce better execution for the Fund.

The Fund and its affiliates, including Affiliated Funds, may be precluded from co-investing in private placements of securities, including in any portfolio companies that Salient controls. Salient will allocate private investment opportunities among its clients, including the Fund, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount of funds that each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to the Fund. The policies contemplate that Salient will exercise discretion, based on several factors relevant to the determination, in allocating the entirety, or a portion, of such investment opportunities to an Affiliated Fund, in priority to other prospectively interested advisory clients, including the Fund. In this regard, when applied to specified investment opportunities that would normally be suitable for the Fund, the allocation policies may result in certain Affiliated Funds having greater priority than the Fund to participate in such opportunities depending on the totality of the considerations, including, among other things, the Fund’s available capital for investment, its existing holdings, applicable tax and diversification standards to which a Fund may then be subject and the ability to efficiently liquidate a portion of its existing portfolio in a timely and prudent fashion in the time period required to Fund the transaction.

The investment management fee paid to the Advisor is based on the value of the Fund’s assets, as periodically determined. A percentage of the Fund’s assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although the Fund has adopted valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security. Senior management of the Fund’s Advisor, the Board, its Valuation Committee, the Advisor’s Valuation Committee, and a third-party valuation firm participate in the valuation of its securities. See “Net Asset Value.”

Debt Obligations

The Fund, subject to its investment strategies and policies, may invest in corporate bonds and other evidences of corporate indebtedness (“debt securities”), including debt securities issued by companies involved in publicly announced mergers, takeovers and other corporate reorganizations, including reorganizations undertaken pursuant to Chapter 11 of the U.S. Bankruptcy Code.

Although generally not as risky as the equity securities of the same issuer, debt securities may gain or lose value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment and the issuer’s operating results, balance sheet and credit ratings. The market value of debt securities issued by companies involved in pending corporate mergers and takeovers may be determined in large part by the status of the transaction and its eventual outcome, especially if the debt securities are subject to change-of-control provisions that entitle the holder to be paid par value or some other specified dollar amount upon completion of the merger or takeover. Accordingly, the principal risk associated with investing in these debt securities is the possibility that the transaction may not be completed.

Derivatives with respect to High Yield and Other Indebtedness

In addition to the credit risks associated with holding high yield debt securities, with respect to derivatives involving high yield and other debt, the Fund usually will have a contractual relationship only with the counterparty of the derivative, and not with the issuer of the indebtedness. The Fund generally will have no right to directly enforce compliance by the issuer with the terms of the derivative nor any rights of set-off against the issuer, nor have any voting rights with respect to the indebtedness. The Fund will not directly benefit from the collateral supporting the underlying indebtedness and will not have the benefit of the remedies that would normally be available to a holder of the indebtedness. In addition, in the event of the insolvency of the counterparty to the derivative, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying indebtedness. Consequently, the Fund will be subject to the credit risk of the counterparty as well as that of the issuer of the indebtedness. As a result, concentrations of such derivatives in any one counterparty subject the Fund to an additional degree of risk with respect to defaults by such counterparty as well as by the issuer of the underlying indebtedness.

Energy Company Risk

Certain risks inherent in investing in energy and Energy Companies (including MLPs and Other Energy Companies) include the following:

Supply and Demand Risk. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution or a sustained decline in demand for such commodities, may adversely impact the financial performance of Energy Companies. Energy Companies are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including economic conditions, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, among others.

Depletion and Exploration Risk. Energy reserves naturally deplete as they are produced over time. Many Energy Companies are either engaged in the production of natural gas, natural gas liquids, crude oil, or coal, or are engaged in transporting, storing, distributing and processing these items and refined products on behalf of the owners of such commodities. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources or through acquisitions. The financial performance of Energy Companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. If an Energy Company fails to add reserves by acquiring or developing them, its reserves and production will decline over time as they are produced. If an Energy Companies is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.

Reserve Risks. Energy Companies engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities are subject to the risk that the quantities of their reserves are overstated, or will not be produced in the time periods anticipated, for a variety of reasons including the risk that no commercially productive amounts of such energy commodities can be produced from estimated reserves because of the curtailment, delay or cancellation of production activities as a result of unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other equipment, and operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of such energy commodities, mechanical failures, cratering and pollution.

Regulatory Risk. Energy Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed, maintained and operated, (ii) how and where wells are drilled, (iii) how services are provided, (iv) environmental and safety controls, and, in some cases (v) the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Companies.

Commodity Pricing Risk. The operations and financial performance of Energy Companies may be directly affected by energy commodity prices, especially those Energy Companies which own the underlying energy commodity or receive payments for services that are based on commodity prices. Such impact may be a result of changes in the price for such commodity or a result of changes in the price of one energy commodity relative to the price of another energy commodity (i.e., the price of natural gas relative to the price of natural gas liquids). Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices may also make it more difficult for Other Energy Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices. In addition to the volatility of commodity prices, extremely high commodity prices may drive further energy conservation efforts which may adversely affect the performance of Other Energy Companies.

Acquisition Risk. The ability of Energy Companies to grow operating cash flow and increase such company’s enterprise value can be highly dependent on their ability to make accretive acquisitions. In the event that Other Energy Companies are unable to make such acquisitions because they are unable to identify attractive acquisition candidates and negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth will be limited. Furthermore, even if Energy Companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in operating cash flow or a decrease in enterprise value. Any acquisition involves risks, including, among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management’s attention from other business concerns; unforeseen difficulties operating in new product or geographic areas; and customer or key employee losses at the acquired businesses.

Affiliated Party Risk. Certain Energy Companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by such company’s parents or sponsors to satisfy their payments or obligations would impact such company’s revenues and operating cash flows and ability to make interest payments and/or distributions.

Catastrophe Risk. The operations of Energy Companies are subject to many hazards inherent in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing natural gas, natural gas liquids, crude oil, refined products, coal or electricity, including: damage to pipelines, storage tanks, plants or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; well blowouts; leaks of such energy commodities; fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all Energy Companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect the Energy Company’s operations and financial condition.

The Fund expects that insurance premiums to operate certain assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity will increase as a result of the Macondo oil spill in the Gulf of Mexico. Further increased government regulations to mitigate such catastrophe risk could increase insurance and other operating costs for Other Energy Companies and adversely affect the financial performance of such companies.

Terrorism/Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the economy and the securities markets. United States military and related action in Iraq and Afghanistan is ongoing and events in the Middle East, including government stability in particular, could have significant adverse effects on the U.S. economy, and financial and commodities markets. Assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that such assets, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations.

Weather Risk. Extreme weather conditions, such as hurricanes, (i) could result in substantial damage to the facilities of certain Other Energy Companies located in the affected areas, (ii) significantly increase the volatility in the supply of energy commodities and (iii) adversely affect the financial performance of Other Energy Companies, and could therefore adversely affect their securities. The damage done by extreme weather also may serve to increase many insurance premiums paid by Other Energy Companies and could adversely affect such companies’ financial condition.

MLP Risks. An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

Equity Securities

The Fund, subject to its investment strategies and policies, may purchase equity securities or be exposed to equity securities through derivative instruments. Equity securities may include common and preferred stock, convertible securities, private investments in public equities, depositary receipts and warrants. Common stock represents an equity or ownership interest in a company. This interest often gives the Fund the right to vote on measures affecting the company’s organization and operations. Equity securities have a history of long-term growth in value, but their prices tend to fluctuate in the shorter term. Preferred stock generally does not exhibit as great a potential for appreciation or depreciation as common stock, although it ranks above common stock in its claim on income for dividend payments. In addition, the Fund may have exposure to or invest in equity securities of companies with small or medium capitalization. Investments in securities of companies with small or medium capitalization involve certain risks that may differ from, or be greater than, those for larger companies, such as higher volatility, lower trading volume, lack of liquidity, fewer business lines and lack of public information (See “Small and Mid-Capitalization Securities Risk”).

The market value of all securities, including equity securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.

Exchange-Traded Funds (“ETFs”)

The Fund, subject to its investment strategies and policies, may purchase ETFs. ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. See also “Securities of Other Investment Companies” below.

Exchange Traded Notes (“ETNs”)

The Fund may invest in ETNs. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or the entire amount invested.

Foreign Investments

The Fund, subject to its investment strategies and policies, may invest in securities and other investments (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities and foreign governments or their agencies or instrumentalities, and in securities issued by U.S. corporations denominated in non-U.S. currencies. All such investments are referred to as “foreign instruments.”

Investing in foreign instruments offers potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer investment potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.

Investments in foreign instruments present additional risks and considerations not typically associated with investments in domestic securities: reduction of income due to foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less trading volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the United States; less regulation of foreign issuers, stock exchanges and brokers than in the United States; greater difficulties in commencing lawsuits and obtaining judgments in foreign courts; higher brokerage commission rates than in the United States; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; requirement of payment for investments prior to settlement possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and unfavorable differences between the United States economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

Forwards, Futures, Swaps and Options

As described below, the Fund may purchase and sell in the U.S. or abroad futures contracts, put and call options, forward contracts, swaps and options on securities, swaptions, futures, broadly-based stock indices and currencies. In the future, the Fund may employ instruments and strategies that are not presently contemplated, but which may be subsequently developed, to the extent such investment methods are consistent with the Fund’s investment objectives, and are legally permissible. There can be no assurance that an instrument, if employed, will be successful.

The Fund may buy and sell these investments for a number of purposes, including hedging, investment or speculative purposes. For example, it may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a substitute for purchasing individual securities. Some of these strategies, such as selling futures, buying puts and writing covered calls, may be used to hedge the Fund’s portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, tend to increase the Fund’s exposure to the securities market.

Special Risk Factors Regarding Forwards, Futures, Swaps and Options

Transactions in derivative instruments (e.g., futures, options, forwards, swaps, and swaptions) involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the amount invested in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions. Derivative instruments may increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments the Fund holds. The Fund’s success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and the Fund’s assets.

OTC derivative instruments involve an increased risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. Certain purchased OTC options, and assets used as cover for written OTC options, may be considered illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. The use of derivatives is a highly specialized activity that involves skills different from conducting ordinary portfolio securities transactions. There can be no assurance that an Advisor’s use of derivative instruments will be advantageous to the Fund.

Regulatory Matters Regarding Forwards, Futures, Swaps and Options

With respect to the Fund, the Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under CFTC Regulation 4.5 under the Commodity Exchange Act (“CEA”). Such exclusion limits the amount of investment by the Fund in certain types of instruments including futures. As such, the Fund is not currently subject to registration or regulation as a commodity pool under the CEA.

Transactions in futures and options by the Fund are subject to limitations established by futures and option exchanges governing the maximum number of futures and options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the futures or options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of futures or options which the Fund may write or hold may be affected by futures or options written or held by other entities, including other investment companies advised by its Advisor or a subadvisor (or an advisor that is an affiliate of the Fund’s Advisor and/or a subadvisor). An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Forward Contracts

A forward contract is an obligation to purchase or sell a specific security, currency or other instrument for an agreed price at a future date that is individually negotiated and privately traded by traders and their customers. In contrast to contracts traded on an exchange (such as futures contracts), forward contracts are not guaranteed by any exchange or clearinghouse and are subject to the creditworthiness of the counterparty of the trade. Forward contracts are highly leveraged and highly volatile, and a relatively small price movement in a forward contract may result in substantial losses to the Fund. To the extent the Fund engages in forward contracts to generate total return, the Fund will be subject to these risks.

Forward contracts are not always standardized and are frequently the subject of individual negotiation between the parties involved. By contrast, futures contracts are generally standardized and futures exchanges have central clearinghouses which keep track of all positions.

Because there is no clearinghouse system applicable to forward contracts, there is no direct means of offsetting a forward contract by purchase of an offsetting position on the same exchange as one can with respect to a futures contract. Absent contractual termination rights, the Fund may not be able to terminate a forward contract at a price and time that it desires. In such event, the Fund will remain subject to counterparty risk with respect to the forward contract, even if the Fund enters into an offsetting forward contract with the same, or a different, counterparty. If a counterparty defaults, the Fund may lose money on the transaction.

Depending on the asset underlying the forward contract, forward transactions can be influenced by, among other things, changing supply and demand relationships, government commercial and trade programs and policies, national and international political and economic events, weather and climate conditions, insects and plant disease, purchases and sales by foreign countries and changing interest rates.

Futures Contracts

U.S. futures contracts are traded on organized exchanges regulated by the CFTC. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

There are several risks in connection with the use of futures by the Fund. In the event futures are used by the Fund for hedging purposes, one risk arises because of the imperfect correlation between movements in the price of futures and movements in the price of the instruments which are the subject of the hedge. The price of futures may move more than or less than the price of the instruments being hedged. If the price of futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective, but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge.

To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Advisor or a subadvisor. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by its Advisor or a subadvisor. It is also possible that, when the Fund sells futures to hedge its portfolio against a decline in the market, the market may advance and the value of the futures instruments held in the Fund may decline.

Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities that were to be purchased.

The Fund may also use futures to attempt to gain exposure to a particular market, index or instrument or for speculative purposes to increase return. One or more markets, indices or instruments to which the Fund has exposure through futures may go down in value, possibly sharply and unpredictably. This means the Fund may lose money.

With respect to futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions by designating or segregating on its records cash or liquid assets equal to the contract’s full, notional value. With respect to futures that are contractually required to “cash-settle,” however, the Fund is permitted to designate cash or liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation, if any (i.e., the Fund’s daily net liability) rather than the notional value. By designating assets equal to only its net obligation under cash-settled forwards or futures the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

The price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Advisor or a subadvisor, as applicable, may still not result in a successful hedging transaction over a short time frame.

Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. When there is no liquid market, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin (as described below). In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodities exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover equity.

Successful use of futures to hedge portfolio securities protects against adverse market movements but also reduces potential gain. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Stock Index Futures

The Fund may invest in stock index futures. A stock index assigns relative values to the common stocks included in the index and fluctuates with the changes in the market value of those stocks.

Stock index futures are contracts based on the future value of the basket of securities that comprise the underlying stock index. The contracts obligate the seller to deliver and the purchaser to take cash to settle the futures transaction or to enter into an obligation contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No monetary amount is paid or received by the Fund on the purchase or sale of a stock index future. At any time prior to the expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the future for tax purposes. Although stock index futures by their terms call for settlement by the delivery of cash, in most cases the settlement obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

Futures Contracts on Securities

The Fund may purchase and sell futures contracts on securities. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although futures contracts on securities by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without making or taking delivery of securities. The Fund may close out a futures contract sale by entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the Fund may close out of a futures contract purchase by entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss. Accounting for futures contracts will be in accordance with generally accepted accounting principles.

Swap Agreements

The Fund may enter into interest rate, total return, equity and other swap agreements. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Some swap agreements entered into by the Fund would calculate the obligations of the parties to the agreements on a “net” basis. Consequently, the Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets in accordance with SEC staff positions on the subject.

Forms of swap agreements also include cap, floor and collar agreements. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund’s exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due.

The Fund’s use of swap agreements may not be successful in furthering its investment objective, as its Advisor or a subadvisor, as appropriate, may not accurately predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If such instruments are determined to be illiquid, then the Fund will limit its investment in these instruments subject to its limitation on investments in illiquid securities. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Fund by the Code may limit the Fund’s ability to use swap agreements. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Credit Default Swap Agreement (“CDS”) and Credit Default Index Swap Agreement Risk (“CDX”)

The Fund does not currently intend to, but could in the future enter into credit default swap agreements, credit default index swap agreements and similar agreements as a protection “seller” in order to gain exposure to the credit risk of U.S. and non-U.S. fixed income securities and sovereign debt, as well as mortgage-backed securities. The Fund may also be a “buyer” of credit protection. Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Credit default swap agreements or similar instruments may have as reference obligations one or more securities that are not then held by the Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” a periodic stream of payments over the term of the agreement, provided generally that no credit event on a reference obligation has occurred. In addition, at the inception of the agreement, the protection “buyer” may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. With respect to credit default swap agreements that are contractually required to cash settle, the Fund sets aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations under the contracts. For credit default swap agreements that are contractually required to physically settle, the Fund sets aside the full notional value of such contracts. If a credit event occurs, an auction process is used to determine the “recovery value” of the contract. The seller then must pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. If the Fund is a buyer and no credit event occurs, the Fund’s net cash flows over the life of the contract will be the initial up-front amount paid or received minus the sum of the periodic payments made over the life of the contract. However, if a credit event occurs, the Fund may elect to receive a cash amount equal to the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. Credit default swaps could result in losses if the Advisor does not correctly evaluate the creditworthiness of the underlying instrument on which the credit default swap is based.

Equity Swaps

An equity swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component (“asset”) during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors.

Equity swap contracts may be structured in different ways. For example, when the Fund takes a long position, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, the Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock.

Therefore, in this case the return to the Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when the Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, the Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.

Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are offset by segregated cash or liquid assets to cover the Fund’s current obligations (or are otherwise covered as permitted by applicable law), the Fund and the Advisor or a subadvisor, as appropriate, believe that these transactions do not constitute senior securities under the Act.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Advisor or a subadvisor, as applicable, does not accurately analyze and predict future market trends, the values of assets or economic factors, the Fund may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.

Total Return and Interest Rate Swaps

In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread.

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met. Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Interest rate and total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

When-Issued and Forward Commitment Securities

The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices or for speculative purposes. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily at least one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

Combined Transactions

The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts and multiple interest rate transactions, and any combination of futures, options, currency and interest rate transactions (“component transactions”), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Advisor or a subadvisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor or a subadvisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Hedging Transactions Risk

The Fund’s Advisor, from time to time, may employ various hedging techniques. The success of the Fund’s hedging strategy will be subject to its Advisor’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to its Advisor’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner.

Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of those portfolio positions or prevent losses if the values of those positions decline. Rather, it establishes other positions designed to gain from those same declines, thus seeking to moderate the decline in the portfolio position’s value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. For a variety of reasons, the Advisor or a subadvisor may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. The Fund’s Advisor may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged. Furthermore, the Advisor may not anticipate a particular risk so as to hedge against it effectively. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

Inflation Risks

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and Distributions declines.

Management Risk; Dependence on Key Personnel of the Advisor

The Fund’s portfolio is subject to management risk because it is actively managed. The Fund’s Advisor applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.

The Fund depends upon its Advisor’s key personnel for its future success and upon the Fund’s access to certain individuals and investments. In particular, the Fund depends on the diligence, skill and network of business contacts of its portfolio managers, who evaluate, negotiate, structure, close and monitor Fund investments. These individuals do not have long-term employment contracts with the Advisor, although they do have equity interests and other financial incentives to remain with the Advisor. The Fund also depends on the senior management of its Advisor. The departure of any of the Fund’s portfolio managers or the senior management of its Advisor could have a material adverse effect on the Fund’s ability to achieve its investment objective. In addition, the Fund can offer no assurance that its respective Advisor will remain its investment advisor or that the Fund will continue to have access to the Advisor’s industry contacts and deal flow.

Margin Deposits and Cover Requirements for Futures Contracts

Unlike the purchase or sale of portfolio securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the price of the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund’s Advisor may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

When entering into a futures contract that must be cash settled, the Fund will cover (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. When entering into a futures contract that does not need to be settled in cash, the Fund will maintain with its custodian (and mark to market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the full notional value of the contract. Alternatively, the Fund may “cover” its position by purchasing an option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

Repurchase Agreements

The Fund may acquire securities subject to repurchase agreements. In a repurchase transaction, the Fund acquires a security from, and simultaneously agrees to resell it to, an approved vendor. An “approved vendor” is a U.S. commercial bank or the U.S. branch of a foreign bank or a broker-dealer that has been designated a primary dealer in government securities that meets the Trust’s credit requirements. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. If the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered “loans” under the 1940 Act, collateralized by the underlying security. There is no limit on the amount of a Fund’s net assets that may be subject to repurchase agreements of seven days or less. Repurchase agreements with a maturity beyond seven days are subject to the Fund’s limitations on investments in illiquid securities.

Risks Associated with an Investment in Initial Public Offerings (“IPOs”)

Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. The Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The Fund’s investment performance during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so.

Risk of Owning Securities of Affiliates

From time to time, it is possible that the Fund may “control” or may be an “affiliate” of one or more of the Fund’s portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Fund would “control” a portfolio company if it owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if it owned 5% or more of its outstanding voting securities or any of Salient’s employees serves as a director of such company. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Advisor), principal underwriters and affiliates of those affiliates or underwriters.

There is significant ambiguity in the application of existing SEC staff interpretations of the term “voting security” to complex structures such as limited partner interests of MLPs in which the Fund invests. As a result, it is possible that the SEC staff may consider that certain securities of limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, the Fund may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act. In the absence of an applicable exemptive rule, such status could impact certain investment decisions.

In light of the ambiguity of the definition of voting securities, the Fund does not intend to treat any class of limited partner interests of MLPs that the Fund holds as “voting securities” unless the security holders of such class currently have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or the Fund has an economic interest of sufficient size that otherwise gives the Fund the de facto power to exercise a controlling influence over such MLP. The Fund believes this treatment is appropriate given that the general partner controls the MLP, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the MLP due to the size of an economic interest, the security holders have no control over the MLP.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Fund owns and do not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Fund would be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Fund or any portfolio company that it controls, and the Fund’s affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. There is no assurance that the Fund would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Fund were allowed to engage in such a transaction that the terms would be more or as favorable to the Fund or any company that the Fund controls as those that could be obtained in an arms length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Fund or on the type of investments that the Fund could make.

Securities Lending Risk

To any extent the Fund lends securities, borrowers of the Fund’s securities typically would provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. Additionally, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions. If a borrower is unable to return the loaned securities, the Fund may lose the benefit of a continuing investment in the unreturned securities and the loan could be treated as a taxable transaction for federal income tax purposes.

Securities of Other Investment Companies

The Fund may invest in shares of other investment companies, including ETFs, money market mutual funds, and closed-end investment companies, to the extent permitted by the 1940 Act. To the extent the Fund invests in shares of an investment company, it will bear its pro rata share of the other investment company’s expenses, such as investment advisory and distribution fees and operating expenses.

Short Sales

The Fund may engage in short sales, including short sales against the box. Short sales (other than against the box) are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. A short sale against the box is a short sale where at the time of the sale, the Fund owns or has the right to obtain securities equivalent in kind and amounts. To complete a short sale transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any interest or dividends which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. There will also be other costs associated with short sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum loss. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security.

Until the Fund replaces a borrowed security in connection with a short sale, the Fund will (a) designate on its records as collateral cash or liquid assets at such a level that the designated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law. The amount designated on the Fund’s records will be marked to market daily. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price. Thus, there is a risk that the Fund may be unable to fully implement its investment strategy due to a lack of available stocks or for some other reason. It is possible that the market value of the securities the Fund holds in long positions will decline at the same time that the market value of the securities the Fund has sold short increases, thereby increasing the Fund’s potential volatility. Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the security, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

In addition to the short sales discussed above, the Fund may make short sales “against the box,” a transaction in which the Fund enters into a short sale of a security that the Fund owns or has the right to obtain at no additional cost. The Fund does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund effects a short sale of securities against the box at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.

The Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument.

Small and Mid-Capitalization Securities Risk

The Fund may invest its assets in the common stocks and other equity securities of small and mid-capitalization companies with smaller market capitalizations. While the Advisor believes these investments may provide significant potential for appreciation, they involve higher risks in some respects than do investments in common stocks and other equity securities of larger companies. For example, prices of such investments are often more volatile than prices of large-capitalization stocks and other equity securities. In addition, due to thin trading in some such investments, an investment in these common stocks and other equity securities may be more illiquid than that of common stocks or other equity securities of larger market capitalization issuers (See “Liquidity Risk”). Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.

Structured Notes

Structured Notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. A structured note may be positively, negatively or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Structured Securities

Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (each, a “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

U.S. Government Securities

U.S. Treasury obligations are backed by the full faith and credit of the United States. Obligations of U.S. Government agencies or instrumentalities (including certain types of mortgage-backed securities) may or may not be guaranteed or supported by the “full faith and credit” of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are supported by discretionary authority of the U.S. Government to purchase the agencies’ obligations; while still others are supported only by the credit of the instrumentality. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency of instrumentality does not meet its commitment.

Valuation Risk

Market prices may not be readily available for any restricted or unregistered investments in public companies or investments in private companies made by the Fund. The value of such investments will ordinarily be determined based on fair valuations pursuant to procedures adopted by the Board of Trustees. Restrictions on resale or the absence of a liquid secondary market may adversely affect the Fund’s ability to determine its net asset value. The sale price of securities that are not readily marketable may be lower or higher than the Fund’s most recent determination of their fair value. In addition, the value of these securities typically requires more reliance on the judgment of the Fund’s Advisor than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, the Fund may not be able to realize these securities’ carrying value or may have to delay their sale in order to do so.

INVESTMENT RESTRICTIONS

The Fund’s fundamental policies listed below shall not be changed without an affirmative vote of a majority of the Fund’s voting securities, which means the lesser of: (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. Non-fundamental restrictions are subject to change by the Board without shareholder approval.

When submitting an investment restriction change to the holders of the Fund’s outstanding voting securities, the matter shall be deemed to have been effectively acted upon if a majority of the outstanding voting securities of the Fund vote for the approval of the matter, notwithstanding that the matter has not been approved by: (1) the holders of a majority of the outstanding voting securities of any other series of the Trust affected by the matter; and (2) the vote of a majority of the outstanding voting securities of the Trust as a whole.

No other policy, including the Fund’s investment objective, is a fundamental policy.

To the extent permitted by the 1940 Act, the rules and regulations thereunder, or interpretations, orders, or other guidance provided by the SEC or its staff, the Fund:

1.	Can borrow money or issue any senior security, to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

2.	Will invest 25% or more of the value of its total assets in the securities of issuers in the energy industry; and the Fund cannot invest 25% or more of the value of its total assets in the securities of issuers in any other single industry or group of industries, except that securities issued by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by securities issued by the U.S. Government, its agencies or instrumentalities may be purchased without limitation, and the Fund may invest substantially all of its investable assets in one or more registered investment companies. For purposes of this investment restriction, registered investment companies are not considered part of any industry or group of industries. However, for purposes of determining industry concentration, if the Fund invests in affiliated underlying registered investment companies, the Fund will treat the assets of the underlying registered investment companies as if held directly by the Fund. Further, if the Fund invests in unaffiliated underlying investment companies, the Fund will consider the concentration of the underlying investment companies for purposes of determining compliance with its own concentration policy.

3.	Cannot act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

4.	Cannot purchase or sell real estate except insofar as such transaction is made through a vehicle whereby the risk of loss is not greater than the investment therein, although it may purchase and sell securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

5.	Can make loans only as permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

6.	Cannot make a direct purchase or sale of physical commodities and commodity contracts, except: (a) insofar as such transaction is made through a vehicle whereby the risk of loss is not greater than the investment therein; and (b) it may: (i) enter into futures contracts and options thereon in accordance with applicable law; and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. The Fund will not consider stock index, currency and other financial futures contracts, swaps, or hybrid instruments to be commodities for purposes of this investment policy.

As an additional policy, the Fund may pursue the investment program through one or more subsidiary vehicles. The establishment of such vehicles and the Fund’s utilization thereof is wholly within the discretion of the Board. To the extent applicable to the investment activities of and subsidiary of the Fund, the subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund.

With respect to these policies and other policies and investment restrictions described herein (except the Fund’s fundamental policies on borrowings and the issuance of senior securities), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such policy or restriction.

PORTFOLIO TURNOVER

The annual rate of portfolio turnover may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund’s securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less). Portfolio turnover rates can change from year to year due to various factors, including among others, portfolio adjustments made in response to market conditions.

THOSE RESPONSIBLE FOR MANAGEMENT

The Fund’s operations are managed under the direction and oversight of the Board. The Board appoints officers of the Trust who are responsible for the Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

The Trustees and officers of the Trust also may be directors or officers of some or all of the other registered investment companies managed by the Fund’s Advisor and affiliates (the “Fund Complex”). The table below shows, for each Trustee and executive officer, his full name, address and age, the position held with the Trust, the length of time served in that position, his principal occupation during the last five years, and other directorships held by such Trustee. The information in the table is current as of September 30, 2013. The address of each Trustee and officer is c/o Salient MF Trust, 4265 San Felipe, Suite 800, Houston, Texas 77027.

Interested Trustees*

Name and Age**	Position(s) with Trust	Principal Occupation(s) Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships During Past 5 Years
John A. Blaisdell* Age: 53	Trustee (since 2012); Principal Executive Officer (since 2012)	Member, Investment Committee of the Advisor, since 2002; Managing Director of Salient, since 2002.	10	The Endowment Funds (investment companies) (five funds) since 2004; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Salient Midstream & MLP Fund (investment company) since 2012; Salient Alternative Strategies Funds (investment companies) (two funds) since 2012.

Jeremy L. Radcliffe* Age: 38	Trustee, Secretary (since 2012)	Member, Investment Committee of the Advisor, since 2002; Managing Director of Salient, since 2002.	8	Salient Alternative Strategies Funds (investment companies) (two funds) since 2010.

*	This person’s status as an “interested” Trustee arises from his affiliation with the Advisor.
**	As of December 31, 2012

Independent Trustees

Name and Age*	Position(s) with Trust	Principal Occupation(s) Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships During Past 5 Years
Karin B. Bonding, CFA Age: 73	Trustee (since 2012)	Lecturer, University of Virginia, since 1996; President of Capital Markets Institute, Inc. (fee-only financial planner and investment advisor) since 1996.	10	The Endowment Funds (investment companies) (five funds); Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Salient Midstream & MLP Fund (investment company) since 2012; Salient Alternative Strategies Funds (investment companies) (two funds) since 2010; Brandes Investment Trust (investment companies) (four funds), 2006-2012; Credit Suisse Alternative Capital Funds (investment companies) (six funds), 2005-2010.

Jonathan P. Carroll Age: 51	Trustee (since 2012)	President of Lazarus Financial LLC (holding company) since 2006; private investor for past six years.	10	The Endowment Funds (investment companies) (five funds) since 2004; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Salient Midstream & MLP Fund (investment company) since 2012; Salient Alternative Strategies Funds (investment companies) (two funds) since 2010.

Dr. Bernard A. Harris Age: 56	Trustee (since 2012)	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc. (venture investing), since 2002; President of The Space Agency (marketing) since 1999; President of The Harris Foundation (non-profit), since 1998; clinical scientist, flight surgeon and astronaut for NASA, 1986 to 1996.	10	The Endowment Funds (investment companies) (five funds); since 2009; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Salient Midstream & MLP Fund (investment company) since 2012; Salient Alternative Strategies Funds (investment companies) (two funds) since 2010; AG Technologies, since 2009; ZOO SCORE “Counselors to America’s Small Business”, since 2009; Greater Houston Community Foundation, 2004-2009; Monebo Technologies Inc., since 2009; The National Math and Science Initiative, and Space Agency, since 2008; Communities in Schools, since 2007; American Telemedicine Association, since 2007; Sterling Bancshares, Inc., since 2007; RMD Networks, Inc., since 2006; BioHouston, since 2006; U.S. Physical Therapy, Inc., since 2005; Houston Technology Center, since 2004; Houston Angel Network, since 2004; The Harris Foundation, Inc., since 1998.

*	As of December 31, 2012

Name and Age*	Position(s) with Trust	Principal Occupation(s) Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships During Past 5 Years
Richard C. Johnson Age: 75	Trustee (since 2012)	Former Senior Partner (retired), Baker Botts LLP (law firm); Managing Partner, Baker Botts, 1998 to 2002; practiced law at Baker Botts, 1966 to 2002 (1972 to 2002 as a partner).	10	The Endowment Funds (investment companies) (five funds) since 2004; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Salient Midstream & MLP Fund (investment company) since 2012; Salient Alternative Strategies Funds (investment companies) (two funds) since 2010.

G. Edward Powell Age: 76	Trustee (since 2012)	Principal of Mills & Stowell (private equity) since 2002; Managing Partner, PriceWaterhouse & Co. (Houston office, 1982 to 1994).	10	The Endowment Funds (investment companies) (five funds) since 2004; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Salient Midstream & MLP Fund (investment company) since 2012; Salient Alternative Strategies Funds (investment companies) (two funds) since 2010; Therapy Track, LLC, 2009 to 2012; Global Water Technologies, Inc.; Datavox Holdings, Inc.; Energy Services International, Inc., 2004 to 2013.

Scott E. Schwinger Age: 48	Trustee (since 2012)	President, The McNair Group (management), since 2006; Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team) (1999).	10	The Endowment Funds (investment companies) (five funds) since 2004; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Salient Midstream & MLP Fund (investment company) since 2012; Salient Alternative Strategies Funds (investment companies) (two funds) since 2010; The Make-A-Wish Foundation, since 2008; YES Prep Public Schools, since 2001.

*	As of December 31, 2012

Officers of the Fund Who Are Not Trustees

Name and Age*	Position(s) Held with Trust (Since)	Principal Occupation(s) During the Past 5 Years
Paul A Bachtold Age: 39	Chief Compliance Officer (Since 2012)	Chief Compliance Officer, Salient (since 2010); Consultant, Chicago Investment Group (compliance consulting), 2009-2010; US Compliance Manager, Barclays Global Investors, 2005-2008.

Name and Age*	Position(s) Held with Trust (Since)	Principal Occupation(s) During the Past 5 Years
John E. Price Age: 46	Treasurer; Principal Financial Officer (Since 2012)	Managing Director and Chief Financial Officer, the Advisor, since 2003; Partner, Managing Director and Chief Financial Officer, Salient, since 2003.

*	As of December 31, 2012

Leadership Structure and Board of Trustees

The Board monitors the level and quality of services, including commitments of service providers and the performance of the Fund’s Advisor. In addition, the Board oversees that processes are in place to assure the Fund’s compliance with applicable rules, regulations, and investment policies and addresses possible conflicts of interest. The Board evaluates the services received under the contracts with service providers by, among other things, receiving reports covering investment performance, shareholder services, distribution and marketing, and the Advisor’s profitability in order to determine whether to continue existing contracts or negotiate new contracts.

Mr. Blaisdell, the Chairman of the Board, is an “interested person” (as defined in the 1940 Act) of the Trust. Mr. Powell serves as the Board’s Lead Independent Trustee. As Chairman, Mr. Blaisdell presides at meetings of the Trustees and, as necessary, the Trust’s shareholders. Based on the specific characteristics of the Fund, including its size and investment focus, the Board has determined it appropriate that Mr. Blaisdell fulfill the role of Chairman. Prior to each Board meeting, Mr. Blaisdell discusses and formulates with Mr. Powell, the Lead Independent Trustee, an agenda to be addressed at the meeting, as well as conferring with other representatives of management and with counsel to the Independent Trustees.

As a registered investment company, the Fund is subject to a number of investment risks (described in the Fund’s prospectus and this SAI), as well as financial and compliance risks. These risks are mitigated by written policies approved and overseen by the Board. The Advisor conducts the Fund’s operations and the Board administers an oversight function. The Board oversees the Advisor’s operations and the Fund’s risk management with the assistance of the Board’s Audit, Compliance and Valuation Committees. Each of these Committees is discussed below under “Committees.” At each Board meeting, the Board considers reports regarding the Fund’s operations and oversight thereof, including oversight of risks, as well as reports from the CCO, who also routinely meets privately with the Independent Trustees. Board Committees receive reports, and meetings may entail further discussion of issues concerning oversight of the Fund’s risk management. The Board also may discuss particular risks that are not addressed in the Committee process. Committee Chairs may confer with the Chairman of the Board to discuss various issues discussed in the Committee that may require further discussion by the full Board or separate reports by the Advisor. In addition, the Chairman of the Board confers with the CCO, the Trustees, the Advisor and counsel, including counsel to the Independent Trustees, to discuss risk management issues.

Trustee Qualifications

This section discusses, for each Trustee, the experience, qualifications, attributes or skills that led to the conclusion that the person should serve as a Trustee. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws or for any other purpose under state or federal law.

John A. Blaisdell — Through his experience as a senior executive of financial organizations, Mr. Blaisdell contributes his experience in the investment management industry to the Board. The Board also benefits from his experience as a member of the board of other funds.

Karin B. Bonding, CFA — Through her role as a teacher and her insights on financial markets, Ms. Bonding contributes her experience in marketing to the Board. The Board also benefits from her experience as a member of the board of other funds.

Jonathan P. Carroll — Through his experience as the executive of business enterprises, Mr. Carroll contributes experience in overseeing financial and investment organizations to the Board. The Board also benefits from his experience as a member of the board of other funds.

Dr. Bernard A. Harris — Through his experience as a senior officer of and board member of financial and other organizations, Dr. Harris contributes his management and oversight experience to the Board. The Board also benefits from his experience as a member of the board of other funds and operating companies.

Richard C. Johnson — Through his experience as an attorney, Mr. Johnson contributes his insight and management experience to the Board. The Board also benefits from his experience as a member of the board of other funds.

G. Edward Powell — Through his experience as a senior executive and accountant, Mr. Powell contributes his accounting and management experience to the Board. The Board also benefits from his experience as a member of the board of other funds and operating companies.

Jeremy L. Radcliffe — Through his experience as a senior executive of financial organizations, Mr. Radcliffe contributes his experience in the investment industry to the Board.

Scott E. Schwinger — Through his experience as a senior executive and financial officer of financial and business enterprises, Mr. Schwinger contributes his financial and management experience to the Board. The Board also benefits from his experience as a member of the board of other funds and operating companies.

Committees

Audit Committee

The Board has formed an Audit Committee that is responsible for meeting with the Fund’s independent registered public accounting firm, the Administrator, and the Trust’s officers (including the CCO) to review financial statements, accounting reports, accounting issues and matters relating to compliance with the federal securities laws. The Audit Committee reports significant issues to the Board and makes recommendations regarding the selection, retention, or termination of the Fund’s independent registered public accounting firm, evaluates its independence, reviews its fees, and pre-approves any non-audit services rendered to the Fund or Advisor. The Committee also meets at least annually with the CCO without the presence of management to discuss issues arising under the Fund’s compliance program. Messrs. Carroll, Harris, Powell and Schwinger, each an Independent Trustee, constitute the Audit Committee.

Nominating Committee

The Board has formed a Nominating Committee that recommends nominations for Independent Trustee membership on the Board. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Trustee, as well as their independence from the Advisor and other principal service providers. The Committee meets as necessary to identify and evaluate nominees for Trustee and to make its recommendations to the Board. The Nominating Committee is composed of all the Independent Trustees.

While the Nominating Committee is solely responsible for the selection and nomination of potential Independent Trustee candidates to serve on the Board, the Nominating Committee may consider and evaluate nominations properly submitted by shareholders of the Trust. Nominations proposed by shareholders will be properly submitted for consideration by the Committee only if a Shareholder submits a nomination in accordance with the procedures set forth in the charter of the Nominating Committee. It is in the Nominating Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

Compliance Committee

The Board has formed a Compliance Committee that is responsible for meeting with the Trust’s CCO to review matters relating to compliance with the federal securities laws. The Committee meets at least annually with the CCO without the presence of management to discuss issues arising, among other things, under the Fund’s compliance program and operations. Messrs. Carroll, Johnson and Powell, each an Independent Trustee, constitute the Compliance Committee. The Compliance Committee meets routinely with the CCO.

Valuation Committee

The Board has formed a Valuation Committee that is responsible for overseeing the Fund’s valuation policy, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Advisor’s Valuation Committee (as defined below) of the Fund’s valuation policy and procedures. Ms. Bonding and Messrs. Harris, Johnson and Schwinger constitute the Board Valuation Committee.

In addition, the Board, for the Fund, has authorized the establishment of and delegation to an Advisor’s Valuation Committee, consisting of Messrs. Blaisdell and Radcliffe, and additional officers of the Trust and representatives of the Fund’s Advisor to serve as the Advisor’s Valuation Committee. The Advisor’s Valuation Committee is not a Board committee. The Advisor’s Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review the Fund’s valuation determinations, and any information provided to the Advisor’s Valuation Committee by the Fund’s Advisor or the Administrator. The Advisor’s Valuation Committee has been assigned to act in accordance with the Fund’s valuation procedures as approved by the Board and to report to the Board and the Board Valuation Committee. Changes in its membership are subject to Board notification. The Board Valuation Committee members are encouraged to attend Advisor Valuation Committee meetings and the Board Valuation Committee reviews matters arising from the Advisor’s Valuation Committee’s considerations.

Other Committee Information

In addition, the Advisor has established an Investment Committee, which is not a Board committee. The Investment Committee considers investment management policies and strategies, investment performance, risk management techniques, and securities trading practices and reports areas of concern to the Board.

All actions taken by a committee of the Board are recorded and/or reported to the full Board at its next meeting following such actions.

Trustees’ Holdings

The dollar range of equity securities of the Fund owned by each Trustee is set forth below (1)

Name of Trustee	Dollar Range of Equity Securities in the Fund as of September 30, 2013 (1)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in the Fund Complex as of September 30, 2013 (1)
Independent Trustees
Karin B. Bonding	None	$10,001 to $50,000
Jonathan P. Carroll	None	None
Dr. Bernard A. Harris	None	None
Richard C. Johnson	None	None
G. Edward Powell	None	None
Scott E. Schwinger	None	None
Trustees who are “Interested Persons”
John A. Blaisdell	None	Over $100,000
Jeremy L. Radcliffe	None	Over $100,000

(1)	The dollar ranges of equity securities reflected in the table above are as follows: None; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; or over $100,000.

The total of equity securities of the Fund held directly or indirectly by all Trustees, Officers and members of any advisory board is approximately $0 as of September 30, 2013.

Independent Trustee Ownership of Securities

As of September 30, 2013, the Independent Trustees (and their respective immediate family members) did not beneficially own securities of the Advisor or an entity controlling, controlled by or under common control with the Advisor (not including registered investment companies).

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The following shareholders owned, as of record or beneficially, 5% or more of a share class of the Fund’s shares as of September 30, 2013. A shareholder who owns, directly or indirectly, more than 25% of the Fund’s voting securities may be deemed a “control person” (as defined under applicable securities laws) of the Fund. A control person’s vote could have more significant effect on matters presented to shareholders for approval then the vote of other Fund shareholders.

Fund/Class	No. of Shares	Percent of the Assets Held by the Shareholder
Salient MLP Fund — Class A
NONE	N/A	N/A
Salient MLP Fund — Class C
NONE	N/A	N/A
Salient MLP Fund — Class I
NONE	N/A	N/A

As of September 30, 2013, all Trustees and officers of the Trust, as a group, owned beneficially (as that term is defined in Section 13(d) of the Securities Exchange Act of 1934) less than 1.00% of the outstanding shares of any class of the Fund.

Compensation for Trustees

The Fund’s Independent Trustees are paid annual compensation for service on the Board and its Committees in an aggregate annual amount of $15,000 each. Such compensation encompasses attendance and participation at Board and Committee meetings, including telephonic meetings, if any. There are currently six Independent Trustees. In the interest of recruiting and retaining Independent Trustees of high quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate. In addition, the Trust reimburses each Independent Trustee for travel and other expenses incurred in connection with attendance at such meetings. Other Officers (apart from the CCO) and Trustees of the Trust receive no compensation in such role.

Because the Fund has not yet completed its first full fiscal year of operations, information in the table reflects payments for the current fiscal year and estimated future payments for the remainder of the fiscal year. The Fund has no retirement or pension plans.

Name of Trustee or Officer	Aggregate Compensation from the Trust	Total Compensation from the Trust and Fund Complex*
Karen B. Bonding	$15000	$65000
Jonathan P. Carroll	$15000	$65000
Dr. Bernard A. Harris, Jr.	$15000	$65000
Richard C. Johnson	$15000	$65000
G. Edward Powell	$15000	$65000
Scott E. Schwinger	$15000	$65000

*	Represents actual compensation paid by the Trust for the 2013 fiscal year as of September 30, 2013, and estimated compensation for the remainder of the fiscal year.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers

The following table reflects information regarding accounts other than the Fund for which each portfolio manager to the Fund has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the chart is each portfolio manager’s investments in the Fund that he or she manages.

Information is shown as of September 30, 2013. Asset amounts have been rounded.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Gregory A. Reid	3	$730.5	4	$354.2	4	$586.6
Frank “Ted” Gardner	3	$730.5	4	$354.2	4	$586.6

Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers

The following table reflects information regarding accounts other than the Fund for which each portfolio manager to the Fund has day-to-day management responsibilities and with respect to which the advisory fee is based on account performance. Information is shown as of September 30, 2013. Asset amounts have been rounded.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Gregory A. Reid	0	$0	2	$291.2	2	$73.0
Frank T. Gardner III	0	$0	2	$291.2	2	$73.0

Ownership of Fund Shares

The dollar range of the Fund’s equity securities beneficially owned by the Fund’s portfolio managers as of September 30, 2013. Asset amounts have been rounded.

Portfolio Manager	Dollar range of equity securities beneficially
Gregory A. Reid	None
Frank “Ted” Gardner	None

Compensation of the Portfolio Managers

Gregory A. Reid and Frank “Ted” Gardner are compensated by Salient through distributions in respect of profits interests in Salient, based on the amount of assets that they manage (including the Fund). Pursuant to such profits interests, Messrs. Reid and Gardner receive a portion of the advisory fees and any performance based incentive allocations applicable to those accounts. Furthermore, Mr. Partridge, who is Salient’s Chief Investment Officer, and who oversees risk management for the Fund, also has a profits interest in Salient, pursuant to which he receives a portion of the advisory fees and any performance based incentive allocations applicable to certain accounts that he manages (including the Fund). With respect to certain accounts, such profits interests are based in part on the performance of those accounts. Some of the other accounts managed by Messrs. Gardner and Reid may have investment strategies that are similar to the Fund’s. However, Salient manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.

Conflicts of Interest of the Advisor

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”), on the other. Other accounts might have similar investment objectives or strategies as the Fund, track the same index that the Fund tracks or otherwise hold, purchase, or sell securities and other investments that are eligible to be held, purchased or sold by the Fund. Other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts. On occasion, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there could be limited opportunity to sell an investment held by the Fund and other accounts. Each Advisor has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. However, there is a risk that a conflict of interest may occur when allocating investment opportunities and that the conflict may not be resolved in favor of the Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which advisory fees are based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the manager may have an incentive to allocate the investment opportunities that he believes might be the most profitable to such other accounts instead of allocating them to the Fund.

INVESTMENT MANAGEMENT ARRANGEMENTS AND OTHER SERVICES

Investment Management Agreement

Under an investment management agreement (“Investment Management Agreement”), subject to the general supervision of the Board and in accordance with the investment objective, policies, and restrictions of the Fund, the Advisor provides the Fund with ongoing investment guidance, policy direction and monitoring.

The Investment Management Agreement provides that the Advisor (or its delegate) will, subject to the Board’s oversight, provide investment advice consistent with the Fund’s investment objective and policies; buy, retain and sell the Fund’s portfolio investments; select brokers or dealers to execute transactions; prepare and make available to the Fund all necessary research and statistical data; maintain or cause to be maintained all required books, records, and reports, and other information not maintained or furnished by another service provider of the Fund; and all other services required in connection with management of the Fund. The Advisor may, subject to Board approval and oversight, enter into a subadvisory agreement, pursuant to which a subadvisor would provide day-to-day investment management services with respect to such portions of the Fund’s assets as the Advisor in its discretion may determine from time to time. Provided that the Fund obtains the appropriate exemptive relief from the SEC, the Fund or its Advisor may enter into such subadvisory arrangements with subadvisors without first obtaining the approval of the Fund’s shareholders.

The Investment Management Agreement became effective as of January 29, 2014 and remains in effect for an initial term until January 31, 2015.

After the initial term, the Investment Management Agreement continues in effect from year to year thereafter, but only so long as the continuance of such agreement is specifically approved at least annually by the affirmative vote of: (i) a majority of the Trustees who are not parties to the Investment Management Agreement or interested persons of any party to the Investment Management Agreement, or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval; and (ii) a majority of the Fund’s Trustees or the holders of a majority of the outstanding voting securities of the Fund.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement will be available in the Fund’s first semi-annual report to shareholders.

The Investment Management Agreement is terminable at any time without penalty upon 60 days’ written notice by the Board, by vote of holders of a majority of the outstanding voting securities of the Fund, or by the Fund’s Advisor. The Investment Management Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act, provided that an assignment to a corporate successor to all or substantially all of the Advisor’s business or to a wholly-owned subsidiary of such corporate successor which does not result in a change of actual control or management of the Advisor’s business will not be deemed to be an assignment for the purposes of the Investment Management Agreement. A subadvisory agreement would terminate upon the termination of the Investment Management Agreement.

The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Fund’s Advisor and any partner, director, officer or employee of the Advisor, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Investment Management Agreement also provides for indemnification by the Fund, to the fullest extent permitted by law, of the Advisor or any partner, director, officer or employee of the Advisor, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

Securities held by the Fund also may be held by other funds in the Fund Complex or investment advisory clients for which the Fund’s Advisor, a subadvisor or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Fund’s Advisor or a subadvisor for the Fund or for other funds or clients for which the Advisor or a subadvisor renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Fund’s Advisor or a subadvisor or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Administration Agreement

Citi Fund Services Ohio, Inc. serves as the Transfer Agent and Administrator of the Fund and has the responsibility for providing transfer agent and administrative services, and for assisting the Fund with its operational needs, pursuant to the Administration Agreement. In consideration for transfer agent, administrative, accounting, and recordkeeping services, the Administration Agreement provides that the Fund will pay the Administrator a monthly “trust level” administration fee (“Administration Fee”) based on the Fund’s proportional share of the Trust’s month-end aggregate NAV. The Administration Agreement also provides for certain other annual fees, such as per account fees and fees for additional investment managers. In addition, the Administrator is entitled to reimbursement of certain expenses. Per the Administration Agreements, the Fund will not be charged Administration Fees during the first four months of the Fund’s existence.

The Administrator also may provide the Fund with legal, compliance, transfer agency, and other investor-related services for an additional cost.

Under the Administration Agreement, the Administrator is responsible for, among other things: (1) maintaining a list of shareholders and generally performing all actions related to the issuance and repurchase of Fund shares, if any, including with regard to reinvestment of dividends; (2) providing the Fund with certain administrative, clerical, recordkeeping and bookkeeping services; (3) assisting in supervising the entities retained by the Fund, if any, to provide transfer agency services, services related to the payment of distributions, and accounting services; (4) computing the NAV of each class of the Fund; (5) preparing accounting information, or overseeing the preparation of, monthly, quarterly, semi-annual and annual financial statements of the Fund, quarterly reports of the operations of the Fund and maintaining information to facilitate the preparation of annual tax returns; (6) supervising regulatory compliance matters and assisting in the preparation of certain regulatory filings; and (7) performing additional services, as agreed upon, in connection with the administration of the Fund. Subject to approval of the Board, the Administrator may from time to time delegate its responsibilities under the Administration Agreement to one or more parties selected by the Administrator.

Proxy Voting

The Fund has delegated proxy voting responsibilities with respect to the Fund’s portfolio securities to its Advisor, subject to the Board’s general oversight and with the direction that proxies should be voted consistent with the Fund’s best economic interests.

The Advisor has adopted its own proxy voting policies and procedures for this purpose. A summary of these policies and procedures is included as Appendix A to this SAI. As a general principle, the Advisor will vote to maximize shareholder value, while considering all relevant factors, and vote without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. If it is determined that a proxy presents a material conflict of interest, then the Fund’s Advisor shall vote the proxy in accordance with the recommendations of Institutional Shareholder Services (“ISS”) or another nationally recognized party, if available, or, if ISS or such party has disclosed that it has a conflict of interest with the vote, another independent third party.

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund’s Form N-PX filing for the period ended June 30 of each year will be available: (i) without charge, upon request, by calling 1-866-667-9228, or (ii) by visiting the SEC’s website at www.sec.gov.

DISTRIBUTION AGREEMENTS

Foreside Fund Services, LLC (the “Distributor”), is the distributor (also known as the principal underwriter) of the shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).

Under the Distribution Agreement with the Trust dated May 31, 2012, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. During the continuous public offering of shares of the Fund, the Distributor shall use commercially reasonable efforts to distribute the shares of the Fund. The Distributor shall devote its best efforts to distribute shares of the Fund but is not obligated to sell any certain number of shares. The Distributor and its offices have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries (“Selling Firms”) for distribution of shares of the Fund. With respect to certain Selling Firms and related fund “supermarket” platform arrangements, the Fund and/or the Advisor, rather than the Distributor, typically enter into such agreements. These Selling Firms may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These Selling Firms may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund. Investors who purchase Shares through Selling Firms will be subject to the procedures of those Selling Firms through which they purchase Shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the Selling Firm through which they purchase shares. Investors purchasing shares of the Fund through Selling Firms should acquaint themselves with their Selling Firm’s procedures and should read the Prospectus in conjunction with any materials and information provided by their Selling Firm. The Selling Firm, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary. The Distributor does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 Plan is effective. Each Advisor pays the Distributor a fee for certain distribution-related expenses.

RULE 12b-1 AND SERVICE AGREEMENTS

The Trust, on behalf of the Fund, has adopted an Administrative Services Plan applicable to Shares sold through certain Selling Firms that offer so-called mutual fund “supermarkets” to their customers, including retirement plan administrators and investment advisers and other sponsors of advisory “wrap” and similar programs (collectively, “Supermarket Intermediaries”). Under the Administrative Services Plan a Class may pay certain Supermarket Intermediaries for non-distribution related administration and recordkeeping services. Any such payments may be negotiated with Supermarket Intermediaries, must be approved by the Board as not related to distribution and may not exceed an annual rate of 0.10%. Any such payments may be made in conjunction with Rule 12b-1 payments and payments by the Advisor (and/or its affiliates) and the Board oversees any such allocation.

The Board has adopted a Rule 12b-1 Plan with respect to each class of shares of the Fund, as described below in further detail.

Class A and C Shares.

Under the Fund’s Class A Rule 12b-1 Plan, the Fund will pay distribution and service fees at an aggregate annual rate of 0.25% of the average daily net assets of the Fund attributable to Class A Shares.

Under the Fund’s Class C Rule 12b-1 Plan, the Fund will pay distribution and service fees at an aggregate annual rate of 1.00% of the average daily net assets of the Fund attributable to Class A Shares.

The Class A and Class C Rule 12b-1 Plan provides that the Distributor may incur expenses for any distribution-related purpose that is primarily intended to result in the sale of shares of the Class A and Class C shares, including but not limited to: (i) compensation to Selling Firms and others (including affiliates of the Fund’s Advisor) that engage in or support the sale of the Class A and Class C shares; and (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Class A and Class C shares. Service fees under each Class A and Class C Rule 12b-1 Plan may be used to compensate Selling Firms and others for providing personal and account maintenance services to shareholders.

The Advisor, Distributor or other third party provider may pay for the administration and shareholder servicing of Class A and Class C shareholder accounts, including, but not limited to, responding to inquiries from shareholders or their representatives requesting information regarding matters such as shareholder account or transaction status, net asset value of Class A and Class C Shares, performance, services, plans and options, investment policies, portfolio holdings, and redemptions of shares and distributions and taxation thereof; and dealing with complaints and correspondence of shareholders; including compensation to organizations and employees who service Class A and Class C shareholder accounts, and expenses of such organizations, including overhead and telephone and other communications expenses.

The Class A and Class C Rule 12b-1 Plan was approved by the Trustees, including a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the Class A and Class C Rule 12b-1 Plan.

Class I Shares.

The Fund’s Class I Rule 12b-1 Plan is a “no fee” plan, and provides that the Class I Shares of the Fund shall not pay to the distributor or third-party provider any fee for providing distribution or shareholder services to Class I shareholders.

Amounts paid by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees.

From time to time, the Fund may participate in joint distribution activities with other mutual funds and the costs of those activities will be borne by the Fund in proportion to the relative NAVs of the participating funds.

Each Rule 12b-1 Plan recognizes that the Fund’s Advisor may use its management fee revenue under the Investment Management Agreement with the Fund as well as its past profits or other resources from any source to make payments with respect to expenses incurred in connection with the distribution of shares of the Fund. To the extent that the payment of management fees by the Fund to its Advisor should be deemed to be the indirect financing of any activity primarily intended to result in the sale of shares of a class within the meaning of Rule 12b-1, such payments are deemed to be authorized by each Rule 12b-1 Plan.

In adopting each Rule 12b-1 Plan, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plan will benefit the holders of the Fund’s Class A, Class C and Class I shares, respectively.

Each Rule 12b-1 Plan provides that it will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Class A and Class C Rule 12b-1 Plans each provide that it may be terminated without penalty: (a) by a vote of a majority of the Independent Trustees; and (b) by a vote of a majority of the Fund’s outstanding Class A or Class C shares, respectively, upon 60 days’ written notice to the Distributor.

Pursuant to each Rule 12b-1 Plan, at least quarterly, any person authorized to direct the disposition of monies paid or payable (if any) by the Fund shall provide the Board and the Board shall review, at least quarterly, a written report of the amounts expended under the Plan and the purpose for which these expenditures were made.

Each Rule 12b-1 Plan further provides that it may not be amended to increase materially the amount of the fees to be paid by the Fund without the approval of a majority of the outstanding securities (as defined in the 1940 Act) of the class of shares of the Fund, which has voting rights with respect to the Plan. Further, each Rule 12b-1 Plan provides that no material amendment to the Plan shall be made unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Trust.

The holders of Class A shares of the Fund have exclusive voting rights with respect to the Fund’s Class A Rule 12b-1 Plan; the holders of Class C shares of the Fund have exclusive voting rights with respect to the Fund’s Class C Rule 12b-1 Plan; and the holders of Class I shares of the Fund have exclusive voting rights with respect to the Fund’s Class I Rule 12b-1 Plan.

SALES COMPENSATION

As part of their business strategy, the Fund pays compensation to Selling Firms that sell the shares of the Fund. These firms typically pass along a portion of this compensation to your broker or financial representative.

The primary sources of Selling Firm compensation payments for sales of shares of the Fund are: (1) the Rule 12b-1 fees that are applicable to the Fund’s Class C shares being sold and that are paid out of the Fund’s assets; and (2) in the case of Class A shares, sales charges paid by investors. The sales charges and the Rule 12b-1 fees are detailed in the prospectus and under “Distribution Agreements,” “Initial Sales Charge on Class A Shares,” and “Deferred Sales Charge on Class C Shares” in this SAI.

Initial Compensation. Whenever an investor purchases Class A shares of the Fund, the Selling Firm receives a reallowance/payment/commission as described in the section “First Year Broker or Other Selling Firm Compensation.” The Selling Firm also receives the first year’s Rule 12b-1 service fee at that time.

If shares of the Fund are tendered for redemption or repurchased by the Fund for any reason within seven business days after confirmation of the purchase order for such shares, the full sales load or other concession will be returned to the shareholder and any financial intermediary making such sale forfeits the right to receive any compensation on such shares.

Annual Compensation. For Class C shares of the Fund, the Selling Firm receives an annual 12b-1 service fee of 0.25% of its average daily net (aged) assets and the Selling Firm may receive a distribution fee in an amount not to exceed 0.75% of the Fund’s average daily net (aged) assets. These service and distribution fees are paid monthly in arrears.

Additional Payments to Financial Intermediaries. Shares of the Fund are sold primarily through financial intermediaries, such as broker/dealers, banks, registered investment advisers, independent financial planners, and retirement plan administrators. The Advisor may make out of its own resources, additional payments to firms. These payments are sometimes referred to as “revenue sharing.” Many financial intermediaries that sell shares of the Fund receive one or more types of these cash payments. The categories of payments that the Advisor provides to intermediaries are described below. These categories are not mutually exclusive and the Advisor may make additional types of revenue sharing payments in the future. The same intermediaries may receive payments under more than one or all categories. These payments assist in the Advisor’s efforts to promote the sale of the Fund’s shares. The Advisor agrees with the intermediary on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all intermediaries receive additional compensation, and the amount of compensation varies. These payments could be significant to an intermediary firm. The Advisor determines which intermediaries to support and the extent of the payments it is willing to make. The Advisor generally chooses to compensate intermediaries that have a strong capability to distribute shares of the Fund and that are willing to cooperate with the Advisor’s promotional efforts. The Advisor does not make an independent assessment of the cost of providing such services.

As of December 31, 2013, the following FINRA member firms have arrangements in effect with the Advisor pursuant to which the firm is entitled to revenue sharing payments with respect to the Fund: None.

The Advisor also may have revenue sharing arrangements with financial intermediaries that are not members of FINRA.

Sales and Asset Based Payments. The Advisor makes revenue sharing payments as incentives to certain firms to promote and sell shares of the Fund. The Advisor hopes to benefit from revenue sharing by increasing the Fund’s net assets, which, as well as benefiting the Fund, would result in additional management and other fees for the Fund’s Advisor and its affiliates. In consideration for revenue sharing, a firm may feature certain funds in its sales system or give the Advisor additional access to members of its sales force or management. In addition, a firm may agree to participate in the marketing efforts of the Advisor by allowing it to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the Fund, the intermediary may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the Fund.

The revenue sharing payments the Advisor makes may be calculated on sales of shares of the Fund (“Sales-Based Payments”). Such payments also may be calculated on the average daily net assets of the Fund attributable to that particular financial intermediary (“Asset-Based Payments”). Sales-Based Payments primarily create incentives to make new sales of shares of the Fund and Asset-Based Payments primarily create incentives to retain previously sold shares of the Fund in investor accounts. The Advisor may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. The Fund has adopted an Administrative Services Plan applicable to Shares sold through certain Selling Firms that offer so-called mutual fund “supermarkets” to their customers, including retirement plan administrators and investment advisers and other sponsors of advisory “wrap” and similar programs (collectively, “Supermarket Intermediaries”). Under the Administrative Services Plan a Class may pay certain Supermarket Intermediaries for non-distribution related administration and recordkeeping services. Any such payments may be negotiated with Supermarket Intermediaries, must be approved by the Board as not related to distribution and may not exceed an annual rate of 0.10% of each class of the Fund’s net assets, based on net assets held in a Supermarket Intermediary’s platform. Any such payments may be made in conjunction with Rule 12b-1 payments and payments by the Advisor (and/or its affiliates) and the Board oversees any such allocation.

The Advisor also may make payments to certain firms that sell shares of the Fund for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the Fund does not pay for these costs directly. The Advisor also may make payments to certain firms that sell shares of the Fund in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that the Advisor may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up a Fund on a firm’s mutual fund trading system.

Other Cash Payments. From time to time, the Advisor may provide, either from Rule 12b-1 distribution fees or out of its own resources, additional compensation to firms that sell or arrange for the sale of shares of the Fund. Such compensation provided by the Advisor may include financial assistance to firms that enable the Advisor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other firm-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. The Advisor makes payments for entertainment events it deems appropriate, subject to the Advisor’s guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

The Advisor and its affiliates may have other relationships with firms relating to the provisions of services to he Fund, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for the Fund. If a firm provides these services, a Fund’s Advisor or the Fund may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with the Fund’s Advisor or its affiliates that are not related to the Fund.

First Year Broker or Other Selling Firm Compensation

	Sales charge (% of offering price)(1)(2)	Sales Charges (% of net amount invested)(1)(2)	Dealer Reallowance as a Percentage of the Offering Price (2)(3)
Class A
Up to $50,000	5.50%	5.82%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
Class C
All amounts	—	—	0.00%
Class I
All amounts	—	—	0.00%

(1)	Class A shares are available with no front-end sales charge on investments of $1 million or more. There is, however, a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase. Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 1.00% of the offering price of Class A shares. In addition, while Class C shares are offered at NAV, without any initial sales charge, a 1.00% CDSC may be charged on any Class C shares upon which a finder’s fee has been paid that are sold within one year of purchase. See “Initial Sales Charge on Class A Shares” for discussion on how to qualify for a reduced sales charge. The Advisor may take recent redemptions into account in determining if an investment qualifies as a new investment.

(2)	Because of rounding in the calculation of the offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
(3)	Distributor retains the balance, if any, and uses it solely for distribution purposes, which may include a dealer reallowance up to the full sales charge.

Contingent deferred sales charge (“CDSC”) revenues may be used to pay Selling Firm commissions when there is no initial sales charge. Please refer to the previous section for a discussion of 12b-1 distribution and service fees.

If shares of the Fund are tendered for redemption or repurchased by the Fund for any reason within seven business days after confirmation of the purchase order for such shares, the full sales load or other concession will be returned to the shareholder and any financial intermediary making such sale forfeits the right to receive any compensation on such shares.

NET ASSET VALUE

Securities are valued by various methods which are generally described below. As noted in the Prospectus, the Fund’s portfolio securities also may be fair valued by the respective Advisor’s Valuation Committee in certain instances.

Valuation of Portfolio Securities

Except as noted below, securities held by the Fund may be primarily valued on the basis of market quotations or official closing prices from recognized exchanges. The Fund’s advisor or administrator, as delegated by the advisor, may use third party pricing vendors to supply the valuations for the publicly traded securities and certain derivative securities in the portfolio:

Exchange-Traded Debt and Equity Securities: Debt and equity securities (including exchange-traded funds (“ETF”) and closed-end investment companies) traded on a recognized exchange or on the Nasdaq National Market Listing are valued using the last sale price on each security’s primary exchange on the valuation date.

Debt and Equity Securities Traded Over-The-Counter: Debt and equity securities traded over-the-counter (“OTC”) (but excluding the Nasdaq National Market Listing) are valued at the last reported sales price on the valuation date. If there are no trades of the security on the valuation date, the price of the security shall generally be the mean of the quotations as provided by two or more market makers (if available). If quotations from market makers are not available, the Advisor’s Valuation Committee will determine the fair value in good faith using information available at such time. Certain short-term debt instruments with maturities of 60 days and shorter may be valued on the basis of amortized cost. If on the valuation date the primary exchange is closed, the prior day price will be used.

Exchange-Traded Options Contracts: Written/purchased option contracts on securities, currencies, indices and other financial instruments traded on one or more exchanges shall be valued on the valuation date at the last bid/ask price for options held long/short, respectively, from an exchange on which the option is listed. If no such bid/ask price is reported by such exchange, such instruments shall be valued at the last reported sales price on the valuation date. If no such sales price is reported, the Advisor’s Valuation Committee will determine the fair value of such options in good faith using publicly available data where possible.

OTC Options: Option contracts on securities, currencies and other financial instruments traded in the OTC market shall generally be valued using the midpoint of the closing bid/offer quotations published by an approved pricing vendor. If a quotation is not available from an approved pricing vendor, the price will be obtained from a broker (typically the counterparty to the option) on the valuation date. If no such bid/ask price is reported, such instruments shall be valued at the last sales price on the valuation date. If no such sales price is reported, the Advisor’s Valuation Committee will determine the fair value of such options in good faith using information that is available at such time.

Futures: Exchange-traded futures are valued at the last trade on the primary exchange on which the futures contracts trade. Third party pricing vendors will be used as primary pricing sources for these contracts.

Swaps: Swaps are valued using prices obtained from third party pricing vendors, which are based on standard industry models using publicly available data where available. If prices from third party pricing vendors are not available, the advisor’s investment committee will determine the fair value using industry standard models.

Forward Contracts: Forward foreign currency contracts shall be valued at prices supplied by a third party pricing vendor.

Government Obligations: U.S. Government obligations (including U.S. Treasury securities and U.S. Government Agency securities) shall be valued at prices supplied by a third party pricing vendor.

Securities Traded on Foreign Exchanges: The Fund may invest in securities primarily traded in the United States as well as foreign securities markets. The Fund utilizes fair value pricing on a daily basis for all securities that are not primarily traded in United States markets because trading in these securities typically is completed at times that can vary from the closing of the NYSE. This fair value pricing process for securities primarily traded on foreign exchanges uses the quotations of third party pricing vendors to value such securities unless the use of another fair valuation methodology is deemed appropriate by the advisor’s investment committee. This policy is designed to help ensure that the Fund’s NAV per share appropriately reflects its investments’ values on the valuation date. If the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. Foreign currencies, securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. (Eastern standard time).

Private securities with no public market, and other illiquid securities: If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring before the Fund’s pricing time but after the close of the exchange or market on which the security is primarily traded, the security will be valued at its fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to estimate the fair value of securities to the advisor’s valuation committee, and the actual calculation of a security’s fair value may be made by persons acting pursuant to the direction of the Trustees. Further, the advisor may engage third party valuation firms to assist in determining the estimated fair values of such securities.

Fair value pricing of securities is intended to help ensure that the Fund’s NAV reflects the fair value of the Fund’s portfolio securities as of the close of regular trading on the valuation date, thus limiting the opportunity for aggressive traders or market timers to purchase shares of the Fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains. The use of fair value pricing has the effect of valuing a security based upon the price the Fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.

Investments in unregistered and open-ended investment companies: The fair value of investments in non-registered and open-ended investment companies is based on the NAV of that investment company in conformity with applicable accounting standards, so long as the fund’s NAV is based on fair value reporting of its underlying securities.

POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted the Policy Regarding Disclosure of Portfolio Holdings to protect the interests of the shareholders of the Trust and to address potential conflicts of interest that could arise between the interests of shareholders and the interests of the Advisor, or the interests of the Fund’s subadvisor, principal underwriter or affiliated persons of the Advisor or principal underwriter. The Trust’s general policy with respect to the release of portfolio holdings to nonaffiliated persons is to do so only in limited circumstances and only to provide nonpublic information regarding portfolio holdings to any person, including affiliated persons, on a “need to know” basis and, when released, to release such information only as consistent with applicable legal requirements and the fiduciary duties owed to shareholders. The Trust applies its policy uniformly to all investors, including individual and institutional investors, intermediaries, affiliated persons of the Fund, and to all third party service providers and rating agencies.

The Fund discloses its complete portfolio holdings information quarterly to the SEC using Form N-Q within 60 days of the first and third quarter ends of the Fund’s fiscal year and on Form N-CSR on the second and fourth quarter ends of the Fund’s fiscal year. Form N-Q is not required to be mailed to shareholders but is made public through the SEC electronic filings. Shareholders receive either complete portfolio holdings information or summaries of the Fund’s holdings with their annual and semiannual Reports.

Portfolio holdings information that is not publicly available will be released only pursuant to the exceptions described in the Policy Regarding Disclosure of Portfolio Holdings. Material nonpublic holdings information may be provided to nonaffiliated persons as part of the investment activities of the Fund to: entities which, by explicit agreement, are required to maintain the confidentiality of the information disclosed; rating organizations, such as Broadridge/Proxy Edge, or other entities for the purpose of compiling reports and preparing data; proxy voting services for the purpose of voting proxies; entities providing computer software; courts (including bankruptcy courts) or regulators with jurisdiction over the Trust, and its affiliates; and, institutional traders to assist in research and trade execution. Exceptions to the portfolio holdings release policy can only be approved by the Trust’s CCO or his or her duly authorized delegate after considering: (a) the purpose of providing such information; (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon; and (c) whether such disclosure is in the best interest of the shareholders.

At this time, the entities receiving information described in the preceding paragraph are: None.

The CCO is also required to pre-approve the disclosure of nonpublic information regarding portfolio holdings to any affiliated persons of the Trust. The CCO will use the same three considerations stated above before approving disclosure of nonpublic information to affiliated persons.

The CCO shall report to the Board whenever additional disclosures of portfolio holdings are approved. The CCO’s report shall be at the Board meeting following such approval. The CCO then provides annually a report to the Board regarding the operation of the policy and any material changes recommended as a result of such review.

When the CCO believes that the disclosure of nonpublic information to a nonaffiliated person is a potential conflict of interest between the interest of the shareholders and the interest of affiliated persons of the Trust, the CCO shall refer the conflict to the Board. The Board shall then only permit such disclosure of the nonpublic information if in their reasonable business judgment they conclude such disclosure will be in the best interests of the Trust’s shareholders.

The receipt of compensation by the Fund, its Advisor (or subadvisor) or an affiliate as consideration for disclosing nonpublic portfolio holdings information is not deemed a legitimate business purpose and is strictly forbidden.

INITIAL SALES CHARGE ON CLASS A SHARES

Class A shares of the Fund are offered at a price equal to their NAV plus a sales charge. The Fund does not issue share certificates. Shares are electronically recorded. The Trustees reserve the right to change or waive the Fund’s minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Advisor such rejection is in the Fund’s best interests.

The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. If shares of a Fund are tendered for redemption or repurchased by the Fund for any reason within seven business days after confirmation of the purchase order for such shares, the full sales load or other concession will be returned to the shareholder and any financial intermediary making such sale forfeits the right to receive any compensation on such shares.

Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of the Fund’s Class A shares, the investor is entitled to accumulate current purchases with the current offering price of the shares of other Salient funds contained in the Salient MF Trust owned by the investor (see “Accumulation Privilege” below).

In order to receive the reduced sales charge, the investor must notify his or her financial adviser and/or the financial adviser must notify the Fund’s transfer agent, Citi Fund Services Ohio, Inc., at the time of purchase of Class A shares, about any other Salient fund contained in the Salient MF Trust owned by the investor, the investor’s spouse and their children under the age of 21 living in the same household (See “Accumulation Privilege” below). This includes investments held in an IRA, including those held at a broker or financial adviser other than the one handling your current purchase. Additionally, individual purchases by a trustee or other fiduciary also may be aggregated if the investments are for a single trust estate or for a group retirement plan. Assets held within a group retirement plan may not be combined with any assets held by those same participants outside of the plan.

The transfer agent will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. The transfer agent will automatically link certain accounts registered in the same client name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates. You must notify the transfer agent and your broker-dealer (financial adviser) at the time of purchase of any eligible accounts held by your spouse or children under 21, living in the same household in order to insure these assets are linked to your accounts.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:

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A Trustee or officer of the Trust; a Director or officer of the Advisor and its affiliates, subadvisors or Selling Firms; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, domestic partner, child or relative living in the same household; “Immediate Family”) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

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A broker, dealer, financial planner, consultant, or registered investment advisor that has entered into a signed agreement with the Fund and/or Distributor providing specifically for the use of Fund shares in certain retirement platforms, fee-based investment products or services (including wrap accounts) made available to their clients.

In Kind Re-Registrations. A shareholder who withdraws funds via a tax reportable transaction from the account of one Salient fund contained in the Salient MF Trust that has previously paid a sales charge, and reregisters those assets directly to the account of another Salient fund contained in the Salient MF Trust, without the assets ever leaving the Salient Fund Complex, may do so without paying a sales charge. The beneficial owner must remain the same, i.e., in kind.

Class A shares also may be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Reducing Your Class A Sales Charges

Accumulation Privilege. Class A investors may reduce their Class A sales charge by taking into account not only the amount being invested but also the current offering price of all Salient funds contained in the Salient MF Trust already held by such persons. To receive a reduced sales charge, the investor must tell his or her financial adviser or the transfer agent at the time of the purchase about any other Salient funds contained in the Salient MF Trust held by that investor, his or her spouse and their children under the age of 21 living in the same household. Further information about combined purchases, including certain restrictions on combined group purchases, is available from the transfer agent or a Selling Firm’s representative.

Letter of Intention. Reduced Class A sales charges under the Accumulation Privilege also are applicable to investments made pursuant to a Letter of Intention (the “LOI”), which should be read carefully prior to its execution by an investor. An investor may make his or her investments over a specified period of thirteen (13) months. Purchases made within 90 days prior to the signing of an LOI will be counted towards fulfillment of the LOI, however, the original sales charge will not be recalculated for these previous purchases. The sales charge applicable to all amounts invested after an LOI is signed is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the applicable sales charge will not be higher than that which would have applied (including accumulations) had the LOI been for the amount actually invested.

The LOI authorizes the transfer agent to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes the transfer agent to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. An LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS A AND CLASS C SHARES

Class A shares are available with no front-end sales charge on investments of $1 million or more. There is a CDSC on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase.

Investments in Class C shares are purchased at NAV per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment. Class C shares that are redeemed within one year of purchase will be subject to a CDSC.

The CDSC to which redemptions of Class A or Class C shares may be subject will be charged at the rates set forth in the prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class A or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices or on shares derived from reinvestment of dividends or capital gains distributions.

Solely for purposes of determining the number of years from the time of any payment for purchases of Class A or Class C shares subject to a CDSC, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a redemption of Class A or Class C shares is subject to the imposition of a CDSC, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that the redemption comes first from shares the shareholder has held beyond the one year CDSC redemption period, or those shares acquired by the shareholder through dividend and capital gain reinvestment. For this purpose, the amount of any increase in a share’s value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, the shareholder should indicate if proceeds equal to the dollar amount requested are required. If not indicated, only the specified dollar amount will be redeemed from the shareholder’s account and the proceeds will be less any applicable CDSC.

With respect to a CDSC imposed on a redemption of Class A shares, proceeds from the imposition of a CDSC are used in whole or in part to pay expenses related to paying a commission or finder’s fee in connection with the purchase at NAV of Class shares with a value of $1 million or more.

With respect a CDSC imposed on a redemption of Class C shares, proceeds from the imposition of a CDSC are used in whole or in part to pay expenses related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to select Selling Firms for selling Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class A or Class C shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

•	Redemptions made pursuant to the Fund’s right to liquidate your account if you own shares worth less than the stated account minimum in the section “Small accounts” in the prospectus.

•	Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

•	Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

•	Redemptions made under the Reinstatement Privilege, as described in the “Sales charge reductions and waivers” section of the prospectus.

If a shareholder qualifies for a CDSC waiver under one of these situations, the shareholder must notify the transfer agent at the time that the request is made. The waiver will be granted once the transfer agent has confirmed that the shareholder is entitled to the waiver.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Trust permits exchanges of shares of any class for shares of the same class in any other series of the Trust or fund within the Salient fund complex offering that same class at the time of the exchange. The registration for both accounts involved must be identical. Identical registration is determined by having the same beneficial owner on both accounts involved in the exchange.

Exchanges between the Fund and other funds are based on their respective NAVs. No sales charge is imposed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

Investors may exchange Class I shares for Class I shares of any other Salient fund contained in the Salient MF Trust.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for federal income tax purposes. An exchange may result in a taxable gain or loss. See “Additional Information Concerning Taxes.”

Systematic Withdrawal Plan. The Trust permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of shares. Since the redemption price of shares may be more or less than the shareholder’s cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of a Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time that a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days’ prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to the transfer agent.

Monthly Purchase Program. The program is explained in the prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

•	The investments will be drawn on or about the day of the month indicated.

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The privilege of making investments through the program may be revoked by the transfer agent without prior notice if any investment is not honored by the shareholder’s bank. The bank shall be under no obligation to notify the shareholder as to the nonpayment of any checks.

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The program may be discontinued by the shareholder either by calling the transfer agent or upon written notice to the transfer agent which is received at least five (5) business days prior to the due date of any investment.

Reinstatement Or Reinvestment Privilege. If the transfer agent and the financial adviser are notified prior to reinvestment, a shareholder who has redeemed shares of the Fund may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares back into the same share class of the Fund and account from which it was removed, subject to the minimum investment limit in the Fund. The proceeds from the redemption of Class A shares may be reinvested at NAV without paying a sales charge in Class A shares of the Fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at NAV in additional shares of the same class, Fund and account from which the redemption was made. The shareholder’s account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

Redemption proceeds that are otherwise prohibited from being reinvested in the same account or the same fund may be invested in another account for the same shareholder in the same share class of the same fund (or different fund if original fund is no longer available) without paying a sales charge. Any such reinvestment is subject to the minimum investment limit.

The Fund may refuse any reinvestment request and may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption “Additional Information Concerning Taxes.”

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. The Fund will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm’s authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders to the applicable Fund for execution at the NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with a Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the Fund shares. This fee is paid by the Fund’s Advisor, the Fund and/or the Distributor pursuant to the Fund’s Rule 12b-1 Plan.

DESCRIPTION OF FUND SHARES

The Trustees are responsible for the management and supervision of the Trust. The Trust Instrument permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund or other series of the Trust without par value. Under the Trust Instrument, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of this SAI, the Trustees have authorized shares of six series, including the Fund. Additional series may be added in the future. The Trustees also have authorized the issuance of three classes of shares for the Fund and each of the additional series of the Trust, each designated as Class A, Class C, and Class I, respectively. Additional classes of shares may be authorized in the future.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plan, if any. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that: (i) the distribution and service fees, if any, relating to each class will be borne exclusively by that class; and (ii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the IRS imposes with respect to the multiple- class structures. Similarly, the NAV per share may vary depending on which class of shares is purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the applicable Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share (and fractional votes for fractional shares), are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the 1940 Act or the Trust Instrument, the Trust has no intention of holding annual meetings of shareholders. Trust shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

The Fund reserves the right to reject any purchase order application that conflicts with the Fund’s internal policies or the policies of any regulatory authority. The Fund does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at NAV in the fund from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify the transfer agent of a different intent. A shareholder’s account is governed by the laws of the State of Delaware. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any loss that may occur to any account due to an unauthorized telephone call. Also for your protection telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Shares of the Fund generally may be sold only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts or estates, but the Fund’s Advisor may make certain exceptions.

SAMPLE CALCULATION OF MAXIMUM OFFERING PRICE

Class A shares of the Fund are sold with a maximum initial sales charge of 5.50%. Class C shares of the Fund are sold at NAV without any initial sales charges, but have a CDSC of 1.00%. Class I are sold at NAV without any initial sales charges or CDSCs.

ADDITIONAL INFORMATION CONCERNING TAXES

This section and the discussion in the Fund’s prospectus (see “Tax Matters”) provide a general summary of the material federal income tax consequences to the persons who purchase, own and dispose of the Fund’s securities. It does not address all federal income tax consequences that may apply to an investment in the Fund’s securities or to particular categories of investors, some of which may be subject to special rules. Unless otherwise indicated, this discussion is limited to taxpayers who are U.S. persons, as defined herein. The discussion that follows is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and Treasury regulations promulgated thereunder as in effect on the date hereof and on existing judicial and administrative interpretations thereof. These authorities are subject to change and to differing interpretations, which could apply retroactively. Potential investors should consult their own tax advisers in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of the Fund’s securities. This discussion does not address all tax consequences that may be applicable to a U.S. person that is a beneficial owner of the Fund’s securities, nor does it address, unless specifically indicated, the tax consequences to, among others, (i) persons that may be subject to special treatment under federal income tax law, including, but not limited to, banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations and dealers in securities or currencies, (ii) persons that will hold the Fund’s securities as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, (iii) persons whose functional currency is not the United States dollar, or (iv) persons that do not hold the Fund’s securities as capital assets within the meaning of Section 1221 of the Code.

For purposes of this discussion, a “U.S. person” is (i) an individual citizen or resident of the United States, (ii) a corporation or other entity treated as a corporation for federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all the substantial decisions of such trust. Notwithstanding clause (iv) above, to the extent provided in regulations, certain trusts in existence on August 20, 1996, and treated as U.S. persons prior to such date that elect to continue to be so treated also shall be considered U.S. persons.

If a partnership (including an entity treated as a partnership for federal income tax purposes) holds the Fund’s common shares, the tax treatment of a partner in a partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner of a partnership holding the Fund’s common shares should consult its tax advisers with respect to the purchase, ownership and disposition of the Fund’s common shares. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively.

Dividends and Distributions

It is the policy of the Fund to distribute quarterly substantially all of the distributions received on its investments. The Fund’s distributions may exceed the amount the Fund receives from the underlying MLPs. The Fund anticipates that, due to the tax characterization of cash distributions made by MLPs, a significant portion of its distributions to shareholders will consist of return of capital for U.S. federal income tax purposes. In general, a distribution will constitute a return of capital to a shareholder, rather than a dividend, to the extent such distribution exceeds a Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s basis in the Fund’s shares and in the shareholder’s recognizing more gain or less loss (that is, will result in an increase of a shareholder’s tax liability) when the shareholder later sells shares of the Fund. Distributions in excess of a shareholder’s adjusted tax basis in its shares are generally treated as capital gains. Unless requested otherwise, dividends and other distributions will be automatically reinvested in additional shares of the applicable Fund at the NAV per share in effect on the day after the record date. The Trust is an open-end registered investment company under the 1940 Act. As such, the Fund is generally limited under the 1940 Act to one distribution in any one taxable year of long-term capital gains realized by the Fund.

Tax Matters

The following is a general summary of certain U.S. federal income tax considerations affecting the Fund and shareholders. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant in light of a shareholder’s particular circumstances or to investors who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, insurance companies, brokers and dealers in securities or currencies, certain securities traders, individual retirement accounts, certain tax-deferred accounts and, except as specifically provided under “Federal Income Taxation of Holders of the Fund’s Shares — Non-U.S. Shareholders” below, foreign investors.

Unless otherwise noted, this discussion assumes that you are a U.S. Shareholder and that you hold Fund shares as capital assets. For purposes of this summary, a “U.S. Shareholder” means a beneficial owner of the Fund’s shares that, for U.S. federal income tax purposes, is (i) an individual who is a citizen or resident of the U.S., (ii) a corporation or other entity taxable as a corporation created in or organized under the laws of the U.S., any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source, or (iv) a trust if (A) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (B) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. If a partnership holds shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold shares should consult their tax advisors.

The following discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the IRS and other applicable authorities, all as in effect on the date of this Prospectus and all of which are subject to change or differing interpretations (possibly with retroactive effect). No ruling has been or will be sought from the IRS regarding any matter discussed. Counsel to the Fund has not rendered any legal opinion regarding any tax consequences relating to the Fund or an investor’s investment in the Fund. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax information set out below.

Regular or “C” corporations must maintain and report to the Internal Revenue Service (“IRS”) and each shareholder on Form 1099-B the shareholder’s cost basis by tax lot and holding period of “covered” security sales. Covered securities are shares acquired on or after January 1, 2011. The Fund is not responsible for maintaining and reporting share information if such shares are not deemed “covered”.

The new tax regulations require that the Fund elect a default tax identification methodology in order to perform the required reporting. The Fund has chosen the first-in-first-out (“FIFO”) method as the default tax lot identification method for its shareholders. This is the method the Fund will use to determine which specific shares are deemed to be sold when a shareholder’s entire position is not sold in a single transaction and is the method in which “covered” share sales will be reported on a shareholder’s Form 1099.

However, at the time of purchase or upon the sale of “covered” shares, shareholders may choose a different tax lot identification method except for average cost. Regular or “C” corporation shareholders may not select average cost as their cost basis method. Shareholders should consult a tax advisor with regard to their personal circumstances as the Fund and is service providers do not provide tax advice.

Tax matters are complicated, and the tax consequences of an investment in and holding of the Fund’s shares will depend on the particular facts of each investor’s situation. You are advised to consult your own tax advisors with respect to the application to your own circumstances of the general federal income tax rules described below and with respect to other federal, state, local or foreign tax consequences to you before making an investment in the Fund’s shares.

Federal Income Taxation of the Fund

Although the Code generally provides that a regulated investment company (“RIC”) does not pay an entity-level income tax, provided that it distributes all or substantially all of its income, the Fund does not meet current tests for qualification as a RIC under Subchapter M of the Code because most of the Fund’s investments will consist of investments in MLP securities. The RIC tax rules therefore have no application to the Fund or to shareholders. As a result, the Fund is treated as a Subchapter C corporation for federal and state income tax purposes, and will pay federal income tax (currently at a maximum rate of 35%) and state income tax on its taxable income. The Fund may be subject to a 20% alternative minimum tax on its alternative minimum taxable income to the extent that the alternative maximum tax exceeds the Fund’s regular income tax liability.

The Fund invests primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Fund must report its allocable share of the MLPs’ taxable income in computing its taxable income, regardless of the extent (if any) to which the MLPs make distributions. Based upon the Advisor’s review of the historic results of the types of MLPs in which the Fund invests, the Advisor expects that the cash flow received by the Fund with respect to its MLP investments will generally exceed the taxable income allocated to the Fund (and this excess generally will not be currently taxable to the Fund but, rather, will result in a reduction of the Fund’s adjusted tax basis in each MLP as described in the following paragraph). This is the result of a variety of factors, including significant non-cash deductions, such as accelerated depreciation. There is no assurance that the Advisor’s expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there may be greater tax expense borne by the Fund and less cash available to distribute to shareholders or to pay expenses.

The Fund will be subject to U.S. federal income tax at the graduated corporate tax rates (with a maximum federal tax rate of 35%) on any gain recognized by the Fund on any sale of equity securities of an MLP. As explained above, cash distributions from an MLP to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities.

The Fund’s allocable share of certain percentage depletion deductions and intangible drilling costs of the MLPs in which the Fund invests may be treated as items of tax preference for purposes of calculating the Fund’s alternative minimum taxable income. Such items will increase the Fund’s alternative minimum taxable income and increase the likelihood that the Fund will be subject to the alternative minimum tax.

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iii) cause the Fund to recognize income or gain without a corresponding receipt of cash, (iv) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, and (v) adversely alter the characterization of certain complex financial transactions.

Federal Income Taxation of Holders of the Shares — U.S. Shareholders

Receipt of Distributions. Distributions made to shareholders by the Fund (other than distributions in redemption of shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the shareholder’s allocable share of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the types of MLPs in which the Fund intend to invests, the Advisor anticipates that the distributed cash from the MLPs generally will exceed the Fund’s share of the MLPs’ taxable income. Consequently, the Advisor anticipates that only a portion of the Fund’s distributions will be treated as dividend income to a shareholder. To the extent that distributions to a shareholder exceeds the investor’s allocable share of the Fund’s current and accumulated earnings and profits, the basis in the Fund’s shares with respect to which the distribution is made will be reduced, which will increase the amount of gain (or decrease the amount of loss) realized upon a subsequent sale or redemption of such shares. To the extent an investor holds such shares as a capital asset and has no further basis in the shares to offset the distribution, the investor will report the excess as capital gain. Such gain will be long-term capital gain if the investor has held the shares for more than one year.

Because the Fund will invest a substantial portion of its in MLPs, special rules will apply to the calculation of the Fund’s earnings and profits. For example, the Fund’s earnings and profits will be calculated using a depreciation method that is less favorable than the accelerated depreciation method used for calculating taxable income. This difference in treatment may, for example, result in the Fund’s earnings and profits being higher than the Fund’s taxable income in a particular year if the MLPs in which the Fund invests calculate their income using accelerated depreciation. Because of these differences, the Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the Fund’s taxable income for such year.

Distributions treated as dividends under the foregoing rules generally will be taxable as ordinary income to you but are generally expected to be treated as “qualified dividend income.” Under federal income tax law, qualified dividend income received by individuals and other non-corporate shareholders is taxed at long-term capital gain rates, which currently reach a maximum of 20%. For a dividend to constitute qualified dividend income, the shareholder generally must hold the shares paying the dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date, although a longer period may apply if the shareholder engages in certain risk reduction transactions with respect to the common stock.

In addition to constituting qualified dividend income to non-corporate investors, such dividends are expected to be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code. However, corporate shareholders should be aware that certain limitations apply to the availability of the dividends received deduction, including rules which limit the deduction in cases where (i) certain holding period requirements are not met, (ii) the corporate shareholder is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property, or (iii) the corporate shareholder’s investment in shares of a particular Fund is financed with indebtedness. Corporate shareholders should consult their own tax advisors regarding the application of these limitations to their particular situations.

If you participate in the Fund’s automatic dividend reinvestment plan, upon the Fund’s payment of a dividend to you, you will be treated for federal income tax purposes as receiving a taxable distribution from such Fund in an amount equal to the fair market value of the shares issued to you under the plan. The portion of such a distribution that is treated as dividend income will be determined under the rules described above.

In general, individual U.S. Shareholders currently are subject to a maximum federal capital gains income tax rate of 20% on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in Fund shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. Shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital losses against ordinary income for a year, but may carry back such losses for three years or carry forward such losses for five years, to be used to offset net capital gains in those years. The Fund will send to each U.S. Shareholder, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. Shareholder’s taxable income for such year as ordinary income (including the portion, if any, taxable at the lower effective rate currently applicable to “qualified dividends”) and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for treatment as “qualified dividends”). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. Shareholder’s particular situation.

Redemptions and Sales of Shares. A redemption of common shares will be treated as a sale or exchange of such shares, provided the redemption either is not essentially equivalent to a dividend, is a substantially disproportionate redemption, is a complete redemption of a shareholder’s entire interest in the Fund, or is in partial liquidation of such Fund. Redemptions that do not qualify for sale or exchange treatment will be treated as described in “Receipt of Distributions” above.

Upon a redemption treated as a sale or exchange under the foregoing rules, you generally will recognize capital gain or loss equal to the difference between the cost of your shares and the amount you receive when you sell them. An exchange of shares of the Fund for shares of another fund will be treated as a taxable sale of the Fund’s shares with an amount realized equal to the fair market value of the shares received in the exchange. Any such capital gain or loss will be a long-term capital gain or loss if you held the shares for more than one year at the time of disposition. Long-term capital gains of certain non-corporate common shareholders (including individuals) are currently subject to U.S. federal income taxation at a maximum rate of 20%. The deductibility of capital losses is subject to limitations under the Code.

Investment by Tax-Exempt Investors and Regulated Investment Companies. Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on their unrelated business taxable income, or UBTI.

An owner of shares of the Fund will not report on its federal income tax return any items of income, gain, loss and deduction that are allocated to the Fund from the MLPs in which the Fund invests. Moreover, dividend income from, and gain from the sale of, corporate stock generally does not constitute UBTI unless the corporate stock is debt-financed. Therefore, a tax-exempt investor will not have UBTI attributable to its ownership, sale, or the redemption of the Fund’s shares unless its ownership is debt-financed. In general, shares are considered to be debt-financed if the tax-exempt owner of the shares incurred debt to acquire the shares or otherwise incurred a debt that would not have been incurred if the shares had not been acquired.

Similarly, the income and gain realized from an investment in the Fund’s shares by an investor that is a RIC will constitute qualifying income for the RIC. Furthermore, the Fund’s shares will constitute “qualifying assets” to RICs, which generally must own at least 50% in qualifying assets at the end of each quarter, provided that the amount of the Fund’s shares owned by the RIC does not constitute more than 5% of the value of the total assets held by the RIC or more than 10% of the Fund’s outstanding voting securities.

Federal Income Taxation of Holders of the Fund’s Shares — Non-U.S. Shareholders

For purposes of this summary, the term “Non-U.S. Shareholder” means a beneficial owner of the Fund’s shares that is not a U.S. Shareholder.

Any Non-U.S. Shareholder who is described in one of the cases described below is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the redemption, sale, exchange or other disposition of common shares.

Receipt of Distributions. Except as discussed below, distributions by the Fund will be treated as dividends for U.S. federal income tax purposes to the extent paid from such Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Dividends paid by the Fund to a Non-U.S. Shareholder generally will be subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty. If an income tax treaty applies to a Non-U.S. Shareholder, the Non-U.S. Shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax. However, if the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States of the Non-U.S. Shareholder. Such distributions will be subject to federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the Non-U.S. Shareholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided for an applicable treaty), and the Fund will not be required to withhold federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. Shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

If the amount of a distribution exceeds a Non-U.S. Shareholder’s allocable share of the Fund’s current and accumulated earnings and profits, such excess will be treated for U.S. federal income tax purposes as a tax-free return of capital to the extent of the Non-U.S. Shareholder’s tax basis in such Fund’s shares. To the extent that any distribution received by a Non-U.S. Shareholder exceeds the sum of (i) such Non-U.S. Shareholder’s allocable share of the Fund’s current and accumulated earnings and profits and (ii) such Non-U.S. Shareholder’s tax basis in such Fund’s shares, such excess will be treated as gain from the sale of the shares and will be taxed as described in “Redemptions and Sales of Shares” below.

Redemptions and Sales of Shares. A redemption of common shares will be treated as a sale or exchange of such shares, provided the redemption either is not essentially equivalent to a dividend, is a substantially disproportionate redemption, is a complete redemption of a shareholder’s entire interest in the Fund, or is in partial liquidation of the Fund. Redemptions that do not qualify for sale or exchange treatment will be treated as described in “Receipt of Distributions” above.

A Non-U.S. Shareholder generally will not be subject to U.S. federal income tax on gain realized on a redemption that is treated as a sale or exchange for U.S. federal income tax purposes, or on gain realized on the sale, exchange or other non-redemption disposition of the Fund’s shares, except in the following cases:

•

the gain is effectively connected with a trade or business of the Non-U.S. Shareholder in the U.S. (and, if the Non-U.S. Shareholder is a qualifying resident of a country with which the U.S. has a tax treaty, such gain is attributable to a permanent establishment maintained by such Non-U.S. Shareholder in the U.S.),

•	the Non-U.S. Shareholder is an individual who is present in the U.S. for 183 days or more in the taxable year of disposition and who has a “tax home” in the U.S., or

•

the Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the common shares or, if shorter, within the period during which the Non-U.S. Shareholder has held the common shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests as defined in the Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. The Fund may be, or may prior to a Non-U.S. Shareholder’s disposition of common shares become, a U.S. real property holding corporation.

Any Non-U.S. Shareholder who is described in one of the foregoing cases is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the redemption, sale, exchange or other disposition of common shares.

Recent Legislation. Recently-enacted legislation generally imposes a U.S. withholding tax of 30% on payments to certain foreign entities, after December 31, 2012, of U.S.-source dividends and the gross proceeds from dispositions of stock that produces U.S.-source dividends, unless various U.S. information reporting and due diligence requirements that are different from, and in addition to, the beneficial owner certification requirements described above have been satisfied. The U.S. Treasury Department and the IRS have indicated that future regulatory guidance will provide for a phased-in implementation of these provision, with withholding on withholdable payments, other than gross proceeds, to begin on January 1, 2014, withholding on withholdable payments in the form of gross proceeds to begin on January 1, 2015, and withholding on certain “pass-thru payments” to begin no earlier than January 1, 2017. Non-U.S. Shareholders should consult their tax advisors regarding the effect, if any, of this legislation on their ownership and sale or disposition of Fund shares.

Backup Withholding

Federal regulations generally require the Fund to withhold and remit to the U.S. Treasury a “backup withholding” tax with respect to dividends and the proceeds of any redemption paid to you if you fail to furnish the Fund or the Fund’s paying agent with a properly completed and executed IRS Form W-9, Form W-8BEN, or other applicable form. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines that your tax identification number (“TIN”) is incorrect or if you have failed to properly report taxable dividends or interest on a federal tax return. A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner’s federal income tax return. The backup withholding rate is currently 28%.

The foregoing discussion regarding federal and state taxation is for general information only. It is based on tax laws and regulations as in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. You should consult your own tax advisors concerning the federal, state, local, and foreign tax consequences of an investment in the Fund.

PORTFOLIO BROKERAGE

It is the policy of the Trust to obtain the best execution of the Fund’s investment portfolio transactions, if any, taking into account certain factors as set forth below.

The Fund contemplates that, consistent with the policy of obtaining the best net result, any brokerage transactions may be conducted through affiliates of its Advisor. The Board has adopted procedures in conformity with Section 17(e) of the 1940 Act to ensure that all brokerage commissions paid to affiliates are fair and reasonable. Transactions for the Fund will not be effected on a principal basis with its Advisor, any of its affiliates, or other affiliates of the Fund (unless permitted under the 1940 Act). However, such entities may effect brokerage transactions for the Fund. These transactions would be effected in accordance with procedures adopted by the Fund pursuant to Section 17(e) of the 1940 Act and rules and regulations promulgated thereunder. Among other things, Section 17(e) and those procedures provide that, when acting as broker for a Fund in connection with the sale of securities to or by the Fund, its Advisor or its affiliates may receive compensation not exceeding: (i) the usual and customary broker’s commission for transactions effected on a national securities exchange; (ii) 2% of the sales price for secondary distributions of securities; and (iii) 1% of the sales price for other purchases or sales.

The Fund will bear any commissions or spreads in connection with the Fund’s portfolio transactions. In placing orders, it is the policy of the Fund to obtain the best results taking into account the broker-dealer’s general execution and operational facilities, the type of transaction involved, and other factors such as the broker-dealer’s risk in positioning the securities involved. While the Fund’s Advisor generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. In executing portfolio transactions and selecting brokers or dealers, the Fund’s Advisor seeks to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Fund’s Advisor considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by the Advisor based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, however, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, the Fund’s Advisor will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

Allocation of Trades by the Advisor. The Fund’s Advisor manages a number of accounts other than the Fund. Although investment determinations for the Fund will be made by the Advisor independently from the investment determinations it makes for any other account, investments deemed appropriate for the Fund by the Advisor also may be deemed appropriate by it for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Fund and other accounts. In such circumstances, the Advisor may determine that orders for the purchase or sale of the same security for the Fund and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the Advisor to be equitable and in the best interests of the Fund and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Fund believes that its participation in such transactions on balance will produce better overall results for the Fund.

Affiliated Underwriting Transactions by the Advisor. The Trust has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which an affiliate of its Advisor participates. These procedures prohibit the Fund from directly or indirectly benefiting an Advisor affiliate in connection with such underwritings. In addition, for underwritings where an Advisor affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase.

TRANSFER AGENT SERVICES

Citi Fund Services Ohio, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219, is the transfer and dividend paying agent for the Fund’s Class A, Class C, and Class I shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP (KPMG), an independent registered public accounting firm, has been appointed as the independent registered public accounting firm for the Fund. KPMG has offices at 191 W. Nationwide Blvd., Suite 500, Columbus, Ohio 43215.

LEGAL MATTERS

K&L Gates LLP, located at One Lincoln Street, Boston, Massachusetts 02111, serves as legal counsel to the Fund and also serves as legal counsel to the Independent Trustees.

CUSTODY OF PORTFOLIO SECURITIES

Citibank, N.A. (the “Custodian”) serves as custodian for the Fund. Pursuant to a custodian agreement, the Custodian maintains a separate account in the name of the Fund, holds and transfers portfolio securities on account of the Fund, accepts receipts and makes disbursements of money on behalf of the Fund, collects and receives all income and other payments and distributions on account of the Fund’s securities. The Fund also may enter into principal transactions with one or more affiliates of the Custodian.

CODES OF ETHICS

Each of the Trust and Advisor have adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Fund and the Advisor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined on the Internet from the SEC’s website at www.sec.gov. In addition, each code of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

The Advisor’s code of ethics allows personnel to invest in securities for their own account, but requires compliance with the code’s provisions. The code of ethics requires prior approval of purchases of securities in initial public offerings or private placements.

FINANCIALS

As of the date of this SAI, the Fund has not yet commenced operations and thus does not have audited financial statements. When available, the Fund’s audited financials will be filed with the SEC with the Trust’s annual report. The annual report, when available, may be obtained upon request and without charge by calling 1-866-667-9228 or on the Trust’s website at www.salientfunds.com.

APPENDIX A — PROXY VOTING POLICIES AND PROCEDURES

Salient Capital Advisors, LLC (“SCA”)

Summary of Proxy Voting Policies

SCA has adopted proxy voting guidelines that provide general direction regarding how it will vote on a number of significant and recurring ballot proposals. These guidelines are not mandatory voting policies, but rather are an indication of general voting preferences. The following are a few examples of these guidelines:

•	SCA generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect directors annually.

•	SCA generally votes against proposals to ratify a poison pill and for proposals that ask a company to submit its poison pill for shareholder ratification.

•	SCA generally votes against proposals to require a supermajority shareholder vote to approve charter and bylaw amendments and for proposals to lower such supermajority shareholder vote requirements.

•

SCA generally votes for management proposals to increase the number of shares of common stock authorized for issue provided management demonstrated a satisfactory reason for the potential issuance of the additionally authorized shares.

•

SCA generally votes for proposals to increase common share authorization for a stock split provided management demonstrates a reasonable basis for the split and for proposals to implement a reverse stock split provided management demonstrates a reasonable basis for the reverse split.

•

Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, SCA, on a case-by-case basis, votes for proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

•	Proposals to change a company’s state of incorporation area examined on a case-by-case basis.

•	SCA, on a case-by-case basis, votes on mergers and acquisitions taking into account at least the following:

•	anticipated financial and operating benefits;

•	offer price (cost vs. premium);

•	prospects of the combined companies,

•	how the deal was negotiated; and

•	changes in corporate governance and their impact on shareholder rights.

•

SCA generally does not support shareholder social and environmental proposals, and may vote such matters, on a case-by-case basis, where the proposal enhances the long-term value of the shareholder and does not diminish the return on investment

PART C. OTHER INFORMATION

Item 28.	Exhibits

(a)	(1)	Certificate of Trust of the Registrant, dated as of November 15, 2011 (1).

	(2)	Agreement and Declaration of Trust of the Registrant, dated as of November 15, 2011 (1).

(b)		Bylaws of the Registrant (2).

(c)		Not applicable.

(d)	(1)	Investment Management Agreement between the Registrant, on behalf of its series Salient Risk Parity Fund, and Salient Advisors, L.P. (“Salient Advisors”) (2).

	(2)	Investment Management Agreement between the Registrant, on behalf of its series Salient MLP & Energy Infrastructure Fund II, and Salient Capital Advisors, LLC (“SCA”) (2).

	(3)	Investment Management Agreement between the Registrant, on behalf of its series Salient Alternative Beta Fund, and Salient Advisors (3).

	(4)	Investment Management Agreement between the Registrant, on behalf of its series Salient Trend Fund (formerly Salient Pure Trend Fund), and Salient Advisors (3).

	(5)	Investment Management Agreement between the Registrant, on behalf of its series Salient Global Equity Fund, and Salient Advisors (3).

	(6)	Investment Management Agreement between the Registrant, on behalf of it series Salient MLP Fund, and SCA(6).

(e)	(1)	Distribution Agreement between the Registrant and Foreside Fund Services, LLC (the “Distributor”) (3).

	(2)	First Amendment to the Distribution Agreement between the Registrant and the Distributor (3).

	(3)	Second Amendment to the Distribution Agreement between the Registrant and the Distributor (6).

	(4)	Distribution Services Agreement between the Registrant and the Distributor (3).

(f)		Not applicable.

(g)	(1)	Global Custodial Services Agreement between the Registrant and Citibank, N.A. (the “Custodian”) (2).

	(2)	Amendment to the Global Custodial Services Agreement between the Registrant and the Custodian (2).

(h)	(1)	Administration Agreement between the Registrant and Citi Fund Services Ohio, Inc. (3).

	(2)	Joinder and Amendment to Administration Agreement between the Registrant and Citi Fund Services Ohio, Inc. (4).

	(3)	Expense Limitation Agreement between the Registrant, on behalf of its series Salient Risk Parity Fund, and Salient Advisors (4).

	(4)	Expense Limitation Agreement between the Registrant, on behalf of its series Salient MLP & Energy Infrastructure Fund II, and SCA (4).

	(5)	Expense Limitation Agreement between the Registrant, on behalf of its series Salient Alternative Beta Fund, and Salient Advisors (4).

	(6)	Expense Limitation Agreement between the Registrant, on behalf of its series Salient Trend Fund (formerly Salient Pure Trend Fund), and Salient Advisors (4).

	(7)	Expense Limitation Agreement between the Registrant, on behalf of its series Salient Global Equity Fund, and Salient Advisors (4).

	(8)	Administrative Service Plan and Supermarket Compliance Policy (4).

	(9)	Expense Limitation Agreement between the Registrant, on behalf of its series Salient MLP Fund, and SCA(6).

(i)		Opinion and Consent of K&L Gates LLP (6).

(j)	(1)	Consent of KPMG LLP (6).

	(2)	Opinion of K&L Gates LLP regarding Salient Risk Parity Offshore Fund Ltd.(2).

	(3)	Opinion of K&L Gates LLP regarding Salient Alternative Beta Offshore Fund Ltd.(3).

	(4)	Opinion of K&L Gates LLP regarding Salient Trend Offshore Fund Ltd. (formerly Salient Pure Trend Offshore Fund Ltd.)(3).

(k)		Not applicable.

(l)		Subscription Agreement for Seed Capital (2).

(m)	(1)	Rule 12b-1 Plan of Salient Risk Parity Fund (Class A Shares) (2).

	(2)	Rule 12b-1 Plan of Salient Risk Parity Fund (Class C Shares) (2).

	(3)	Rule 12b-1 Plan of Salient Risk Parity Fund (Class I Shares) (2).

	(4)	Rule 12b-1 Plan of Salient MLP & Energy Infrastructure Fund II (Class A Shares) (2).

	(5)	Rule 12b-1 Plan of Salient MLP & Energy Infrastructure Fund II (Class C Shares) (2).

	(6)	Rule 12b-1 Plan of Salient MLP & Energy Infrastructure Fund II (Class I Shares) (2).

	(7)	Rule 12b-1 Plan of Salient Alternative Beta Fund (Class A Shares) (3).

	(8)	Rule 12b-1 Plan of Salient Alternative Beta Fund (Class C Shares) (3).

	(9)	Rule 12b-1 Plan of Salient Alternative Beta Fund (Class I Shares) (3).

	(10)	Rule 12b-1 Plan of Salient Trend Fund (formerly Salient Pure Trend Fund) (Class A Shares) (3).

	(11)	Rule 12b-1 Plan of Salient Trend Fund (formerly Salient Pure Trend Fund) (Class C Shares) (3).

	(12)	Rule 12b-1 Plan of Salient Trend Fund (formerly Salient Pure Trend Fund) (Class I Shares) (3).

	(13)	Rule 12b-1 Plan of Salient Global Equity Fund (Class A Shares) (3).

	(14)	Rule 12b-1 Plan of Salient Global Equity Fund (Class C Shares) (3).

	(15)	Rule 12b-1 Plan of Salient Global Equity Fund (Class I Shares) (3).

	(16)	Rule 12b-1 Plan of Salient MLP Fund (Class A Shares)(6).

	(17)	Rule 12b-1 Plan of Salient MLP Fund (Class C Shares)(6).

	(18)	Rule 12b-1 Plan of Salient MLP Fund (Class I Shares)(6).

(n)	(1)	Rule 18f-3 Plan of Salient MF Trust (5).

(o)		Reserved.

(p)	(1)	Code of Ethics of Salient MF Trust (2).

	(2)	Code of Ethics of Salient Advisors (2).

	(3)	Code of Ethics of SCA (2)

(q)	(1)	Power of Attorney of Salient MF Trust (2).

	(2)	Power of Attorney for Salient Risk Parity Offshore Fund Ltd. (2).

	(3)	Power of Attorney for Salient Alternative Beta Offshore Fund Ltd. (3).

	(4)	Power of Attorney for Salient Trend Offshore Fund Ltd. (formerly Salient Pure Trend Offshore Fund Ltd.) (3).

(1)	Incorporated by reference from the Registrant’s initial Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission (“SEC”) via Edgar on March 20, 2012.

(2)	Incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement, as filed with the SEC via Edgar on July 2, 2012.
(3)	Incorporated by reference from Post-Effective Amendment No. 2 to the Registrant’s Registration Statement, as filed with the SEC via Edgar on September 4, 2012.
(4)	Incorporated by reference from Post-Effective Amendment No. 5 to the Registrant’s Registration Statement, as filed with the SEC via Edgar on April 30, 2013.
(5)	Incorporated by reference from Post-Effective Amendment No. 7 to the Registration Statement, as filed with the SEC via Edgar on November 15, 2013.
(6)	Filed herewith.

Item 29.	Persons Controlled by or under Common Control with Registrant

Salient Alternative Strategies I Fund

Salient Alternative Strategies Master Fund

Salient MLP & Energy Infrastructure Fund

Salient Midstream & MLP Fund

Salient Risk Parity Offshore Fund Ltd. (Controlled by Salient Risk Parity Fund)

Salient MLP & Energy Infrastructure Fund II, Inc. (Controlled by Salient MLP & Energy Infrastructure Fund II)

Salient Alternative Beta Offshore Fund Ltd. (Controlled by Salient Alternative Beta Fund)

Salient Trend Offshore Fund Ltd. (formerly Salient Pure Trend Offshore Fund Ltd.) (Controlled by Salient Trend Fund (formerly Salient Pure Trend Fund))

Item 30.	Indemnification

The Registrant’s Agreement and Declaration of Trust, incorporated by reference from the Registrant’s initial Registration Statement on Form N-1A, as filed with the SEC via Edgar on March 20, 2012, contains provisions limiting the liability, and providing for indemnification, of the Trustees, officers, employees and other “Covered Persons” (including their respective heirs, assigns, successors or other legal representatives) to the fullest extent permitted by law, including advancement of payments of all expenses incurred in connection with the preparation and presentation of any defense (subject to repayment obligations in certain circumstances), in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person. To the extent required by the Investment Company Act of 1940 (the “1940 Act”), but only to such extent, no indemnification shall be provided to a Covered Person.

Pursuant to the Distribution Agreement between the Registrant and the Distributor, incorporated by reference from Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via Edgar on September 4, 2012, the Distributor shall indemnify, defend and hold the Funds, their affiliates, and each of their respective directors, officers, employees, representatives, and any person who controls or previously controlled a Fund within the meaning of Section 15 of the 1933 Act (collectively, the “Client Indemnitees”), free and harmless from and against any and all Losses that any Client Indemnitee may incur under the 1933 Act, the 1934 Act, the 1940 Act, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or based upon (i) the Distributor’s breach of any of its obligations, representations, warranties or covenants contained in this Agreement; (ii) the Distributor’s failure to comply with any applicable securities laws or regulations; or (iii) any claim that the Registration Statement, Prospectus, sales literature and advertising materials or other information filed or made public by a Fund (as from time to time amended) include or included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements not misleading, insofar as such statement or omission was made in reliance upon, and in conformity with, information furnished to the Fund by the Distributor in writing. Such indemnification does not protect the Funds against any liability to the Distributor to which a Fund would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Distribution Agreement or by reason of its reckless disregard of its obligations under the Distribution Agreement.

Further, the Registrant’s Investment Management Agreements with Salient Advisors and SCA on behalf of Salient Risk Parity Fund and Salient MLP & Energy Infrastructure Fund II, respectively, incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement, as filed with the SEC via Edgar on July 2, 2012, and the Registrant’s Investment Management Agreements with Salient Advisors, on behalf of Salient Alternative Beta Fund, Salient Pure Trend Fund and Salient Global Equity Fund, incorporated by reference from Post-Effective Amendment No. 2 to the Registrant’s Registration Statement, as filed with the SEC via Edgar on September 4, 2012, and the Registrant’s Investment Management Agreement with SCA, on behalf of Salient MLP Fund, filed herewith, each contain provisions limiting the liability, and providing for the indemnification, of the respective advisor and its personnel under certain circumstances. Each Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the applicable Fund, the Fund’s Advisor and any partner, director, officer or employee of the Advisor, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. Each Investment Management Agreement also provides for indemnification by each Fund, to the fullest extent permitted by law, of its Advisor or any partner, director, officer or employee of the Advisor, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

Registrant’s Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Advisor

Salient Advisors, L.P. (“Salient Advisors”), is a Texas limited partnership that offers investment management services and is a registered investment advisor. Salient Advisors is the investment advisor to the Registrant, Salient Risk Parity Fund, Salient Alternative Beta Fund, Salient Trend Fund and (formerly Salient Pure Trend Fund) Salient Global Equity Fund. Salient Advisors’ offices are located at 4265 San Felipe, Suite 800, Houston, Texas 77027. Information as to the officers and directors of Salient Advisors is included in its current Form ADV (File No. 801-61449) filed with the Securities and Exchange Commission. Salient Advisors is also registered with the Commodities Futures Trading Commission (“CFTC”) as a commodity pool operator and commodities trading advisor and is a member of the National Futures Association.

SCA is a Texas limited liability company that offers investment management services and is a registered investment advisor. SCA is the investment advisor to the Salient MLP & Energy Infrastructure Fund II and Salient MLP Fund. SCA’s offices are located at 4265 San Felipe, Suite 800, Houston, Texas 77027. Information as to the officers and directors of SCA is included in its current Form ADV (File No. 801-71482) filed with the Securities and Exchange Commission.

Item 32.	Principal Underwriter

(a) Foreside Fund Services, LLC, Registrant’s underwriter, serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	AdvisorShares Trust
2.	American Beacon Funds
3.	American Beacon Select Funds
4.	Avenue Mutual Funds Trust

5.	BP Capital TwinLine Energy Fund, Series of Professionally Managed Portfolios
6.	BP Capital TwinLine MLP Fund, Series of Professionally Managed Portfolios
7.	Bridgeway Funds, Inc.
8.	Broadmark Funds
9.	Capital Innovations Global Agri, Timber, Infrastructure Fund, Series of Investment Managers Series Trust
10.	Center Coast MLP Focus Fund, Series of Investment Managers Series Trust
11.	Direxion Shares ETF Trust
12.	Exchange Traded Concepts Trust II
13.	FlexShares Trust
14.	Forum Funds
15.	Forum Funds II
16.	FQF Trust
17.	FSI Low Beta Absolute Return Fund
18.	Gottex Multi-Alternatives Fund - I
19.	Gottex Multi-Alternatives Fund - II
20.	Gottex Multi-Asset Endowment Fund - I
21.	Gottex Multi-Asset Endowment Fund - II
22.	Gottex Trust
23.	Henderson Global Funds
24.	Ironwood Institutional Multi-Strategy Fund LLC
25.	Ironwood Multi-Strategy Fund LLC
26.	Liberty Street Horizon Fund, Series of Investment Managers Series Trust
27.	Manor Investment Funds
28.	Nomura Partners Funds, Inc.
29.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
30.	PMC Funds, Series of Trust for Professional Managers
31.	Precidian ETFs Trust
32.	Quaker Investment Trust
33.	Renaissance Capital Greenwich Funds
34.	RevenueShares ETF Trust
35.	Salient MF Trust
36.	Scotia Institutional Funds (f/k/a DundeeWealth Funds)
37.	Sound Shore Fund, Inc.
38.	The Roxbury Funds
39.	Turner Funds
40.	Wintergreen Fund, Inc.

(b) The following are the Officers and Managers of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant

Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	President and Manager	None

Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President, Treasurer and Manager	None

Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None

Lisa S. Clifford	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Managing Director of Compliance	None

Nishant Bhatnagar	Three Canal Plaza, Suite 100, Portland, ME 04101	Assistant Secretary	None

(c)	Not applicable.

Item 33.	Location of Accounts and Records

All accounts, books and other documents required by Rule 31(a) under the Investment Company Act of 1940 are maintained at the offices, as applicable of: (1) the Registrant, (2) Salient Advisors, (3) SCA, (4) the Registrant’s custodian, and (5) the Registrant’s administrator.

1.	Salient MF Trust
4265 San Felipe, Suite 800
Houston, TX 77024

2.	Salient Advisors, L.P.
4265 San Felipe, Suite 800
Houston, TX 77024

3.	Salient Capital Advisors, LLC
4265 San Felipe, Suite 800
Houston, TX 77024

4.	Citibank, N.A.
388 Greenwich Street
New York, N.Y. 10013

5.	Citi Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Houston and the State of Texas, on the 28th day of January, 2014.

SALIENT MF TRUST

By:	/s/ John A Blaisdell
John A. Blaisdell, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John A. Blaisdell John A. Blaisdell	Trustee, President (Principal Executive Officer)	January 28, 2014

/s/ Jeremy L. Radcliffe Jeremy L. Radcliffe	Trustee, Secretary	January 28, 2014

/s/ John E. Price John E. Price	Treasurer (Principal Financial Officer)	January 28, 2014

/s/ Karin B. Bonding* Karin B. Bonding	Trustee	January 28, 2014

/s/ Jonathan P. Carroll* Jonathan P. Carroll	Trustee	January 28, 2014

/s/ Dr. Bernard A. Harris Jr.* Dr. Bernard A. Harris Jr.	Trustee	January 28, 2014

/s/ Richard C. Johnson* Richard C. Johnson	Trustee	January 28, 2014

/s/ E. Edward Powell* E. Edward Powell	Trustee, Lead Independent Trustee	January 28, 2014

/s/ Scott E. Schwinger* Scott E. Schwinger	Trustee	January 28, 2014

*	Power of Attorney

By:	/s/ Jeremy L. Radcliffe
Attorney in Fact

INDEX TO EXHIBITS

d	(6)	Investment Management Agreement between the Registrant, on behalf of its series Salient MLP Fund, and SCA

e	(3)	Second Amendment to the Distribution Agreement between the Registrant and the Distributor

h	(9)	Expense Limitation Agreement between the Registrant, on behalf of its series Salient MLP Fund, and SCA

(i)		Opinion and Consent of K&L Gates LLP

j	(1)	Consent of KPMG LLP

m	(16)	Rule 12b-1 Plan of Salient MLP Fund (Class A Shares)

m	(17)	Rule 12b-1 Plan of Salient MLP Fund (Class C Shares)

m	(18)	Rule 12b-1 Plan of Salient MLP Fund (Class I Shares)